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                                                                   Exhibit h(12)

                            FORM OF AGENCY AGREEMENT

     THIS AGREEMENT made as of the close of business on the 15th day of January, 2003, by and between SCUDDER INVESTMENTS SERVICE COMPANY, a corporation existing under the laws of the State of Delaware, having a place of business at 222 South Riverside Plaza, Chicago, Illinois 60606-5808 (the "Fund Transfer Agent "), and DST SYSTEMS, INC., a corporation existing under the laws of the State of Delaware, having its principal place of business at 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105 ("DST"):

                                   WITNESSETH:

     WHEREAS, the Fund Transfer Agent serves as a transfer agent or a sub-transfer agent, sub-dividend disbursing agent and sub-shareholder servicing agent to and on behalf of the investment companies, funds or trusts advised or sponsored by the Fund Transfer Agent's Affiliate or Affiliates (as such term is defined in the Mutual Fund Remote Service Agreement, made as of December 18, 2002, by and between Deutsche Investment Management Americas Inc. and DST (the "Remote Service Agreement")) and, in some instances, as a recordkeeper for omnibus accounts which contain the securityholder detail with respect to the ownership by retirement plans of shares of unaffiliated investment companies, all of which entities' securityholder records are maintained, and which entities' transactions are effectuated and accounted for, on DST's TA2000 or TRAC Systems (individually, the "Fund" or collectively, the "Funds"), a current listing of which Funds is set forth on Appendix I to this Agreement, as amended from time to time by mutual agreement;

     WHEREAS, on the terms and conditions set forth in this Agreement, (i) the Fund Transfer Agent, with the consent of each Fund, desires to appoint DST as its agent for the limited purposes described herein and to engage DST to provide the services described herein and (ii)

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DST desires to accept such appointment and such engagement as a "Sub-Transfer
Agent" and "Sub-Dividend Disbursing Agent" to the Fund Transfer Agent;

     WHEREAS, the Fund Transfer Agent and DST are entering into an asset transfer agreement, sublease and certain other related agreements simultaneously with entering into this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.   Scope of Appointment.

     A. Subject to the terms and conditions set forth in this Agreement, the Fund Transfer Agent hereby engages and appoints DST as its Sub-Transfer Agent and Sub-Dividend Disbursing Agent to provide the services described in this Agreement.

     B. DST hereby accepts such appointment and agrees that it will act as Sub-Transfer Agent and Sub-Dividend Disbursing Agent on behalf of the Fund Transfer Agent. DST agrees that it will also act as agent on behalf of the Fund Transfer Agent in connection with the Fund's periodic withdrawal payment accounts and other open accounts or similar plans for securityholders, if any, and any other services to which the parties mutually agree in a writing signed by a Vice President or more senior officer of the parties.

     C. The Fund Transfer Agent agrees to deliver all of its securityholder account records to DST in Kansas City, Missouri contemporaneously with the execution hereof, or, with respect to records not usually needed in the normal course of business but for which DST reasonably deems necessary to perform its services under this Agreement, to arrange for reasonable access to such records by DST.

     D. DST, utilizing TA2000(TM) and the STS System, DST's computerized data processing systems for securityholder accounting (together, the "TA2000" or "the TA2000

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System"), will, as Sub-Transfer Agent and Sub-Dividend Disbursing Agent for the
Fund Transfer Agent, and as agent of the Fund Transfer Agent for securityholder accounts of each Fund, perform in an accurate and timely manner those services set forth in Exhibit A, as amended from time to time as mutually agreed to by the parties, which is attached hereto and hereby incorporated in this Agreement as if fully set forth. Exhibit A reflects the services currently provided by Fund Transfer Agent. DST agrees to provide these same services in the future; however, the manner in which these services are delivered, and the systems utilized to provide these services, shall be at DST's sole discretion. It is acknowledged by Fund Transfer Agent that, in order to perform all of the services set forth in Exhibit A, DST shall require access to and the ability to use certain software applications previously utilized by Fund Transfer Agent to provide the services set forth on Exhibit A and that Fund Transfer Agent was unable to transfer such software applications to DST under the Asset Purchase Agreement dated as of January 15, 2003 between Fund Transfer Agent and DST (the "Asset Purchase Agreement"). Accordingly, Fund Transfer Agent shall provide, for so long as this Agreement is in effect, and DST requires access to such software applications to provide the services set forth in Exhibit A, all necessary access to the software applications (and the data contained therein), and to any network which must be accessed to utilize such software applications, as are enumerated in Exhibit G (the "FTA Software Applications"). In addition, for so long as this Agreement is in effect and DST requires access to the Fund Transfer Agent's intranet network to provide services under this Agreement, the Fund Transfer Agent agrees to provide access to such intranet network on the terms and conditions described in Exhibit G, but only until such time as the parties find a mutually agreeable alternative to such access.

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     E.   At the request of the an Authorized Person, DST shall use reasonable efforts to provide the services set forth in Exhibit A in connection with transactions (i) on behalf of retirement plans and participants in retirement plans and transactions ordered by brokers as part of a "no transaction fee" program ("NTF"), the processing of which transactions require DST to use methods and procedures other than those usually employed by DST to perform securityholder servicing agent services; (ii) involving the provision of information to DST after the commencement of the nightly processing cycle of the TA2000 System; or (iii) which require more manual intervention by DST, either in the entry of data or in the modification or amendment of reports generated by the TA2000 System than is usually required by non-retirement plan, non-NTF and pre-nightly transactions (collectively, the "Exception Services").

     F. DST shall use reasonable efforts to provide, reasonably promptly under the circumstances, the same services described in this Agreement to the Fund Transfer Agent with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in a Fund's instructions, prospectus or application as amended from time to time, provided that (i) DST is advised in advance by the Fund Transfer Agent of any changes therein and (ii) the TA2000 System and the mode of operations utilized by DST as then constituted supports such additional functions and features. If any addition to, improvement of or change in the features and functions currently provided by the TA2000 System or the operations as requested by the Fund Transfer Agent requires an enhancement or modification to the TA2000 System or to DST's operations as presently conducted, DST shall not be liable therefor until such modification or enhancement is installed on the TA2000 System or new mode of operation is instituted. If any new, additional function or feature or change or improvement to existing functions or features or new service or mode of operation measurably

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increases DST's cost of performing the services required hereunder at the current level of service, DST shall advise the Fund Transfer Agent of the amount of such increase and if the Fund Transfer Agent elects to utilize such function, feature or service, DST shall be entitled to increase its fees by the amount of the increase in costs. In no event shall DST be responsible for or liable to provide any additional function, feature, improvement or change in method of operation until it has consented thereto in writing.

     G. The Fund Transfer Agent shall add new series of the Funds or new investment companies, funds or trusts to the TA2000 System in accordance with
Section 3.05 of the Remote Service Agreement. Rates or charges for additional series or Funds shall be as set forth in Exhibit B for the remainder of the contract term except as such series use functions, features or characteristics for which DST has imposed an additional charge as part of its standard pricing schedule. In the latter event, rates and charges shall be in accordance with DST's then-standard pricing schedule.

2.   Documents to be Filed with Appointment.

     In   connection with the appointment of DST as the Sub-Transfer Agent and
Sub-Dividend Disbursing Agent for the Fund Transfer Agent, the Fund Transfer Agent either will provide the documents below to DST at or prior to the execution of this Agreement or will make such documents available to DST promptly after DST's reasonable request therefor (as indicated):

     A. A certified copy of the resolutions of the Board of Directors or Trustees, as appropriate, of each Fund and the Fund Transfer Agent (i) approving the appointment of or appointing, as appropriate, DST as Sub-Transfer Agent and Sub-Dividend Disbursing Agent, and (ii) designating certain persons to sign stock certificates, if any, and to give written instructions and requests on behalf of each Fund (to be provided to DST when this Agreement is executed);

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     B.   A certified copy of the Articles of Incorporation or Declaration of
Trust, as appropriate, of each Fund and all amendments thereto (one typical copy of a Fund's Articles of Incorporation to be provided to DST when this Agreement is executed);

     C. A certified copy of the Bylaws of each Fund (one typical copy of a Fund's Bylaws to be provided to DST when this Agreement is executed);

     D. Copies of Registration Statements and amendments thereto of each Fund, filed with the Securities and Exchange Commission (to be provided to DST promptly after reasonable request);

     E. Specimens of all forms of outstanding stock certificates, in the forms approved by the Board of Directors/Trustees of each Fund, with a certificate of the Secretary of each Fund, as to such approval (to be provided to DST when this Agreement is executed);

     F. Specimens of the signatures of the officers of each Fund or the Fund Transfer Agent, as appropriate, authorized to sign stock certificates and of those individuals authorized to sign written instructions and requests (to be provided to DST when this Agreement is executed);

     G. On or before the twentieth (20th) day of January, 2003, a copy of (1) the Control Book for each Fund setting forth, as of the date of execution of this Agreement, the number of shares of each Fund currently authorized to be issued and the number of shares actually issued, (2) all reports setting forth, as of the close of business on the fifteenth of January, 2003, any out of balance condition(s) or record difference(s) existing in each Fund or in or among any Funds various elements of the master securityholder files, and (3) all stops existing in each Fund as of the date of execution of this Agreement, the reason therefore and any back up supporting such stops.

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     H.   With respect to the omnibus accounts referenced in the first WHEREAS clause of this Agreement, which accounts are invested in unaffiliated investment companies listed in Appendix I, DST acknowledges that Fund Transfer Agent shall not be obligated hereunder to maintain and produce records relating to such unaffiliated investment companies, but merely the equivalent records with respect to such omnibus accounts,

3.   Certain Representations, Warranties and Covenants of DST.

     DST represents, warrants and covenants to the Fund Transfer Agent that:

     A. It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     B. It is duly qualified to carry on its business in the State of Missouri and each other jurisdiction where it carries on its business.

     C. It is empowered under applicable laws and by its Articles of Incorporation and Bylaws to enter into and perform the services contemplated in this Agreement.

     D. It is and will continue to be registered as a transfer agent to the extent required under the 1934 Act.

     E. All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

     F. It has and will continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; it carries and will continue to carry general liability, errors and omissions, fidelity bond and other policies of insurance that are reasonable and customary for a transfer and dividend disbursing agent in the light of its duties hereunder.

4.   Certain Representations, Warranties and Covenants of the Fund Transfer
     Agent.

     The Fund Transfer Agent represents, warrants and covenants to DST that:

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     A.   It is a corporation duly organized and existing and in good standing under the laws of the State of Delaware.

     B. Each Fund is an investment company registered under the 1940 Act or is exempt from registration under 1940 Act.

     C. A registration statement under the Securities Act of 1933, as amended (the "1933 Act") has been filed and will be effective with respect to all shares of each Fund being offered for sale.

     D. All requisite steps have been and will continue to be taken by each Fund from time to time when and as necessary to register such Fund's shares for sale in all states in which such Fund's shares shall at such time be offered for sale and require registration.

     E. It is and will continue to be registered as a transfer agent to the extent required under the 1934 Act.

     F. It is empowered under applicable laws and by its charter and Bylaws to enter into and perform this Agreement.

     G. It has in its possession all records referenced in Section 2 of this Agreement which are not provided to DST upon execution of this Agreement.

     H. Each Fund is a business trust or corporation duly organized and existing and in good standing under the laws of its state of organization/formation, that all outstanding shares of stock of each Fund covered by this appointment are, and all unissued shares will be, when issued, validly issued, fully paid and non-assessable, under the 1933 Act, and any other applicable federal or state statute.

5.   Limit of Authority.

     Unless otherwise expressly limited by the resolution of appointment or by subsequent action by a Fund, the appointment of DST as Sub-Transfer Agent and Sub-Dividend Disbursing

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Agent will be construed to cover the full amount of authorized stock of the class or classes for each Fund for which the Fund Transfer Agent is appointed as such stock will, from time to time, be constituted, and any subsequent increases in such authorized amount.

     In case of such increase the Fund Transfer Agent will file with DST:

     A. If the appointment of DST was theretofore expressly limited, a certified copy of a resolution of the Board of Directors of the Fund Transfer Agent increasing the authority of DST;

     B. A certified copy of the amendment to the Articles of Incorporation or Declaration of Trust, as appropriate, of the Fund authorizing the increase of stock;

     C. A certified copy of the order or consent of each governmental or regulatory authority required by law to consent to the issuance of the increased stock, and an opinion of counsel that the order or consent of no other governmental or regulatory authority is required; and

     D.   Opinion of counsel for the Fund or the Fund Transfer Agent stating:

          (1) The status of the additional shares of stock of the Fund under the 1993 Act and any other applicable federal or state statute; and

          (2) That the additional shares are, or when issued will be, validly issued, fully paid and non-assessable.

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6.   Compensation and Expenses.

     A. In consideration for its services pursuant to this Agreement, the Fund Transfer Agent will pay to DST monthly a reasonable compensation for all services rendered as an agent (the "Compensation"); provided, however, that during years 2 through 5 of this Agreement DST will provide to the Fund Transfer Agent a monthly credit against the Invoice, as hereinafter defined, for the previous month (the "DST Payment Amount"). The Compensation and the DST Payment Amount are set forth in Exhibit B.

     B. The Fund Transfer Agent also agrees promptly to reimburse DST for all reasonable out-of-pocket expenses described on Exhibit C hereto that are incurred in the provision of services pursuant to this Agreement (the "Reimbursable Expenses"). The Fund Transfer Agent agrees to pay postage expenses at least one day in advance if so requested. In addition, any other reasonable out-of-pocket expenses incurred by DST to provide services not contemplated by this Agreement at the written request of the Fund Transfer Agent will be promptly reimbursed by the Fund Transfer Agent.

     C. The Compensation, Reimbursable Expenses and any other amounts owed to DST under this Agreement shall be paid on or before the thirtieth (30th) day after receipt of a statement therefor (an "Invoice") by the Fund Transfer Agent (the "Due Date"). The Invoice shall (i) identify the amount of all Compensation owed under this Agreement for services provided during the prior month, (ii) identify the amount of any DST Payment owed to the Fund Transfer Agent during the period covered by the Invoice, the basis for calculating such amount, and reflect a credit for such DST Payment, (iii) be itemized for Reimbursable Expenses and (iv) be accompanied by such supporting material as shall be reasonably required for substantiation of the foregoing. The Fund Transfer Agent is aware that its failure to pay all amounts in a timely fashion so that they will be received by DST on or before the Due Date will give rise to costs to

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DST not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, subject to Section 6.D. hereof, in the event that any amounts due hereunder are not received by DST by the Due Date, the Fund Transfer Agent shall pay a late charge equal to the lesser of the maximum amount permitted by applicable law or the product of one and one-half percent (1.5%) per month times the amount overdue times the number of months from the Due Date up to and including the day on which payment is received by DST. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge shall in no event constitute a waiver of the Fund Transfer Agent's or DST's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

     D. In the event that the Fund Transfer Agent disputes any charges reflected in the Invoice, the Fund Transfer Agent shall pay all undisputed amounts or portions thereof and notify DST in writing on or before the Due Date of any amounts, or portions thereof, in the Invoice that the Fund Transfer Agent is disputing in good faith. If the parties thereafter agree on the amount to be paid, the Fund Transfer Agent shall pay such disputed amount within thirty (30) days after the day on which the parties reach an agreement on such amount (a "Revised Due Date"). In the event that the parties fail to agree on any question of prices or fees hereunder, the disputed question shall be resolved by arbitration pursuant to the then current Commercial Rules of the American Arbitration Association. If the arbitrators issue a decision that the Fund Transfer Agent owes any amounts to DST for disputed charges, the Fund Transfer Agent shall pay such disputed charges within thirty (30) days after the arbitrators' decision is given to the parties (a

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"Revised Due Date"). Late charges shall not begin to accrue as to charges disputed in good faith until the first business day after a Revised Due Date.

     E. The fees and charges set forth on Exhibit B shall increase or may be increased as follows:

          (1) On the first day of each new term, in accordance with the "Fee Increases" provision in Exhibit B;

          (2) DST may increase the fees and charges set forth on Exhibit B upon at least ninety (90) days prior written notice if changes in existing laws, rules or regulations materially increase DST's cost of performance hereunder;

          (3) DST may charge for additional features of TA2000 used by the Fund Transfer Agent which features are not consistent with the Fund Transfer Agent's current processing requirements;

          (4) In the event DST, at the Fund Transfer Agent's request or direction, performs Exception Services, which Exception Services are not included among the Services set forth in Exhibit A, DST shall be entitled to increase the fees and charges for such Exception Services from those set forth on Exhibit B to the extent such Exception Services increase DST's cost of performance; and

          (5) If the number of billable open securityholder accounts in the Funds for which DST is providing services under this Agreement decreases by ten percent (10%) or more from the number of such securityholder accounts DST serviced on the TA2000 System on December 31, 2002, the Fund

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               Transfer Agent, at DST's request, hereby agrees to renegotiate in good faith the fees and charges set forth on Exhibit B.

     If DST notifies the Fund Transfer Agent of an increase in fees or charges pursuant to subparagraph (2) of this Section 6.E., the parties shall confer, diligently and in good faith and agree upon a new fee to cover the amount necessary, but not more than such amount, to reimburse DST for the Fund Transfer Agent's aliquot portion of the cost of developing the new software to comply with regulatory charges and for the increased cost of operating the enhanced TA2000 system.

     If DST notifies the Fund Transfer Agent of an increase in fees or charges under subparagraphs (3) or (4) of this Section 6.E., the parties shall confer, diligently and in good faith, and agree upon new or increased fees to cover such new Fund Transfer Agent feature or the performance of Exception Services.

7.   Operation of DST System.

     A. In connection with the performance of its services under this Agreement, DST is responsible for items such as the following:

          (1) That entries made by DST in the DST's records maintained on behalf of Fund Transfer Agent, and in the Fund Transfer Agent's records on the TA2000 System, accurately reflect the orders, instructions, and other information received by DST from the Fund Transfer Agent, the individuals who make up the relationship management team (which individuals are listed on Exhibit E), persons entering trades and instructions from the Funds at the Fund Transfer Agent's phone centers, persons DST reasonably believes to be authorized to speak for the Fund's Affiliated distributors, principal underwriters, investment advisers,

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               sponsors, administrators, custodians, Affiliates of a Fund (each, an "Authorized Person") and the record owners of securityholder accounts and persons who reasonably appear to be their authorized representatives;

          (2) That securityholder lists, securityholder account verifications, confirmations and other securityholder account information to be produced from its records or data be available and accurately reflect the data in the Fund Transfer Agent's records on the TA2000 System;

          (3) Creating, in an accurate and timely manner, computer tapes to enable the Fund's print and mail agents for dividend and distribution checks in accordance with instructions received from the Fund Transfer Agent and the data in the Fund Transfer Agent's records on the TA2000 System; and

          (4) That redemption transactions and payments be effected timely, under normal circumstances on the day of receipt, and accurately in accordance with (i) redemption instructions received by DST from Authorized Persons, broker-dealers or the record owners of securityholder accounts and their authorized representatives and
               (ii) the data in the Fund Transfer Agent's records on the TA2000 System.

     B. DST shall provide the services described in this Agreement (including, but not limited to, requiring proper forms of instructions, signatures and signature guarantees and any necessary documents supporting the opening of securityholder accounts, transfers, redemptions and other securityholder account transactions) in conformance with the Fund Transfer Agent's present policies and procedures which are those set forth in Exhibit D. DST, the Fund Transfer Agent, or the Funds' Boards of Directors may propose changes to such policies and procedures

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(including the establishment of new policies and procedures) at any time;
provided, however, that no such change will become effective without the consent of both DST and the Fund Transfer Agent (which consent shall be memorialized by each party in a writing (including by facsimile or electronic mail)). DST and the Fund Transfer Agent (i) shall cooperate in good faith to change the foregoing policies and procedures as necessary to take advantage of efficiencies and improvements in technology and in accordance with industry practice, (ii) shall otherwise consider in good faith any proposed changes to the policies and procedures, and (iii) shall not unreasonably withhold consent to reasonable changes requested by the other party. When any new statement of policies and procedures has been consented to, it shall be set forth in Exhibit D hereto; and when any modification of any statement of policies and procedures has been consented to, Exhibit D shall be amended accordingly. The policies and procedures set forth in Exhibit D, as amended from time to time in accordance with this Section, shall hereinafter be referred to as the "Procedures." To the extent that proposed new Procedures or modifications thereof materially increase DST's costs hereunder, DST may so notify the Fund Transfer Agent and the fees for the affected services shall be increased by reasonable amounts to be agreed upon by the parties prior to the implementation of such changes. DST shall provide the services hereunder in accordance with the Procedures or with the authorized written instructions of the Fund Transfer Agent. If a transaction or question arises that is not covered by a Procedure or DST is in doubt as to the application of the Procedures to a particular fact pattern or situation, DST may apply to the Fund Transfer Agent for instructions, and if the Fund Transfer Agent does not reply to such application within a reasonable time period, DST may consult with legal counsel it has reasonably selected (at Fund Transfer Agent's own expense), which counsel shall have experience dealing with the matters covered in this Agreement, with respect to such

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transaction or question. DST may act, or not act, in reliance upon such instruction or upon the opinion of such legal counsel and it will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such legal counsel.

     C. DST shall maintain a continuous record and shall provide to the Fund Transfer Agent an accurate monthly report, broken down by Fund, of all "as of" transactions, showing gains and losses for each transaction processed as of a date other than the usual date of receipt. DST shall deliver a copy of such report for each calendar month to the Fund Transfer Agent no later than the 15th day of the following calendar month. Each such monthly report shall show for each "as of" transaction whether the necessity for handling the transaction on an "as of" basis was caused by the actions or inactions of DST or caused by the actions or inactions of the Fund Transfer Agent or due to another specified cause. Gains and losses on all "as of" transactions and on "as of" transactions caused by DST shall be aggregated for each Fund and the result shown. DST shall accept responsibility for losses on "as of" transactions caused by DST to the extent required by applicable law and in accordance with the Fund Transfer Agent's As-of Transactions Correction Policy set forth in Exhibit D hereto, as such may be modified by the Fund Transfer Agent from time to time in accordance with Section 7.B hereof.

     D. DST shall maintain adequate records relating to the services to be performed hereunder, as required by applicable law (particularly those records required to be maintained pursuant to subparagraph (2)(iv) of paragraph (b) of Rule 31a-1 under the 1940 Act, if any, and pursuant to Rule 17Ad-10(e) under the 1934 Act) and the Procedures, and consistent with good industry practice. Such records shall be preserved and maintained and shall be made available to or surrendered to the Fund Transfer Agent on request and to each Fund in accordance with the provisions of the 1940 Act and in accordance with the requirements of other applicable laws and

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rules. Costs incurred by DST in making available or surrendering such Records to be reimbursed by the Fund Transfer Agent. Records surrendered hereunder shall be in machine readable form in a format consistent with good industry practice. Specifically, records of all applications and orders shall be maintained through imaging and records of checks shall be maintained through use of a scanning process, although the parties acknowledge that records of checks may be maintained through imaging at a future time. This provision shall survive termination of this Agreement except that any records to be provided by DST to Fund Transfer Agent after termination will be provided at the Fund Transfer Agent's expense.

8.   Performance Standards

     A. Service Measurements; Service Level Requirements. At least three (3) service measurements shall be performed by National Quality Review ("NQR") each month with respect to the: (a) overall error rate ("Overall Quality"), (b) cycle time for financial transactions ("Financial Timeliness"), and (c) cycle time for non-financial transactions ("Non-Financial Timeliness") (all three collectively, the "Service Measurements"). Subsequently, such three (3) service measurements shall be performed each month, whether or not by NQR. DST shall maintain for each Service Measurement the level of service set forth in Exhibit F hereto (each, a "Service Level Requirement").

     B. Failure to Meet Service Level Requirements. If DST fails to meet a Service Level Requirement for any Service Measure for two consecutive quarterly periods (the "Consecutive Quarters"), DST must present the Fund Transfer Agent with a written plan addressing such failure (the "Plan") during the quarter immediately following the Consecutive Quarters (the "3rd Quarter"). Thereafter, the either scenario (1) or (2) will occur:

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          (1)  If DST presents the Fund Transfer Agent with a Plan in the 3rd
               Quarter which the Fund Transfer Agent accepts, DST shall implement the Plan. Thereafter, either scenario (a) or (b) will occur:

               (a) If DST meets the applicable Service Level Requirement or Requirements in the quarterly period following the 3rd Quarter (the "4th Quarter"), DST will not be required to present another Plan unless it again fails to meet any of the Service Level Requirements for Consecutive Quarters.

               (b) If DST does not meet the applicable Service Level Requirement or Requirements in the 4th Quarter, DST must submit a new Plan during the quarterly period immediately following the 4th Quarter. Thereafter, either scenario (1) or (2) will re-occur until DST meets the applicable Service Level Requirement or Requirements or is terminated pursuant to the following Subsection 2(b).

          (2) If DST does not present the Fund Transfer Agent with a Plan during the 3rd Quarter or DST and the Fund Transfer Agent, acting reasonably and in good faith, are unable to agree to a Plan in the 3rd Quarter, either of the following situations may occur:

               (a) If DST meets the applicable Service Level Requirement or Requirements by the end of the 4th Quarter, then DST would not be required to present a Plan to the Fund Transfer Agent unless it again fails to meet any of the Service Level Requirements for Consecutive Quarters.

               (b) If DST does not meet the applicable Service Level Requirement or Requirements by the end of the 4th Quarter, then DST must pay a One Million Dollar ($1,000,000) penalty (the "Penalty") to the Fund Transfer Agent. If during the quarterly period immediately

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                    following the 4th Quarter during which DST incurs a Penalty
                    (the "Post-Penalty Quarter") DST does not present the Fund Transfer Agent with a Plan or the Fund Transfer Agent, acting reasonably and in good faith, does not agree to the Plan presented, the Fund Transfer Agent may, in its sole and absolute discretion, provide DST with a notice of termination within the sixty (60) day period following the last day of the Post-Penalty Quarter. In such event, this Agreement shall terminate upon the date set forth in such notice.

     C. Reward (for Overall Quality only as measured pursuant to the NQR criteria set forth in Exhibit F):

          (1) If Overall Quality is NQR's Best in Class (or the equivalent performance to NQR's Best in Class if performance is no longer being measured by NQR) for a quarter for all three distribution channels (S, AARP and Intermediary), Fund Transfer Agent would pay fees for that quarter at 105% of the amounts set forth in Exhibit B.

          (2) If Overall Quality is NQR's Best in Class (or the equivalent performance to NQR's Best in Class if performance is no longer being measured by NQR) for a quarter for any one of the three distribution channels, Fund Transfer Agent would pay fees for that quarter at 105% of the amounts set forth in Exhibit B for accounts in that distribution channel only.

     D. Performance Reports. DST shall provide to the Fund Transfer Agent a monthly report grading the services provided hereunder. Such report shall be reasonably detailed and shall be generally similar to performance reports provided by DST to other users of its services.

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DST shall deliver a copy of such report for each calendar month to the Fund
Transfer Agent no later than the 15th day of the following calendar month.

     E. Annual Review. The parties shall review and discuss the Service Level Requirements established in this Section 8 annually and shall make such changes therein as they may agree to.

9.   Indemnification.

     A. In performing its obligations under this Agreement, DST shall at all times (i) comply with the Procedures; (ii) exercise reasonable care and due diligence under the circumstances and (iii) act in good faith in performing its duties under this Agreement. DST also shall provide its services as Sub-Transfer Agent in accordance with Section 17A of the 1934 Act, and the rules and regulations thereunder and the Procedures. In the absence of bad faith, willful misconduct, violations of applicable law pertaining to the manner in which transfer agency services are to be performed by DST (excluding any violations to the extent such violations arise directly or indirectly out of the actions or omissions to act of the Fund Transfer Agent or any other Authorized Person), reckless disregard of the performance of its duties, or negligence on its part, DST shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement.

     B. DST shall not be responsible for, and the Fund Transfer Agent shall indemnify and hold DST harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability which may be asserted against DST or for which DST may be held to be liable, arising out of or attributable to:

          (1) All actions of DST required to be taken by DST pursuant to this Agreement, provided that DST has acted in good faith, with due diligence

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

               and reasonable care, and without breach of any representation or warranty of DST hereunder;

          (2) The Fund Transfer Agent's refusal or failure to comply with the terms of this Agreement, the Fund Transfer Agent's negligence or willful misconduct, the breach of any representation or warranty of the Fund Transfer Agent hereunder, or the Fund Transfer Agent's failure to provide DST with the access and right to use the FTA Software Applications as necessary or any errors or omissions to the extent arising out of or resulting from an error in the data contained in such FTA Software Applications or the failure of such FTA Software Applications to perform correctly and in accordance with their documentation;

          (3) The good faith reliance on, or the carrying out of, any written or recorded oral instructions or requests of persons designated by the Fund Transfer Agent in writing (see Exhibit E) from time to time as authorized to give instructions on its behalf or representatives of an Authorized Person or DST's good faith reliance on, or use of, information, data, records and documents received from, or which have been prepared and/or maintained by a Fund or the Fund Transfer Agent;

          (4) Defaults by dealers or shareowners with respect to payment for share orders previously entered;

          (5) The offer or sale of a Fund's shares in violation of any requirement under federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or

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

               ruling by any federal agency or state with respect to the offer or sale of such shares in such state (unless such violation results from DST's failure to comply with written instructions of the Fund Transfer Agent or of any officer of the Fund Transfer Agent that no offers or sales be permitted to remain in the Fund Transfer Agent's securityholder records in or to residents of such state);

          (6) The Fund Transfer Agent's errors and mistakes in the use of the TA2000 System, the data center, computer and related equipment used to access the TA2000 System (the "DST Facilities"), and control procedures relating thereto in the verification of output and in the remote input of data;

          (7) Errors, inaccuracies, and omissions in, or errors, inaccuracies or omissions of DST arising out of or resulting from such errors, inaccuracies and omissions in, the Fund Transfer Agent's records, securityholder and other records delivered to DST hereunder by the Fund Transfer Agent other than errors in the Fund Transfer Agent's records that DST had previously delivered to the Fund Transfer Agent in connection with other agency agreements pursuant to which DST provided services to the Funds and for which errors DST was liable for under the terms of such previous agency agreements;

          (8) Actions or omissions to act by the Fund Transfer Agent or agents designated by the Fund Transfer Agent with respect to duties assumed thereby as provided for in Section 21 hereof; and

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          (9)  Any inaccuracies in dates in a Fund's securityholder information or history as converted, or any (i) difficulties or inability of DST or any third party to manipulate or process date data, or
               (ii) lack of functionality (including any errors resulting from the "windowing" (currently 1950 to 2049) of client's historical records or non-Year 2000 complaint data provided to DST by third parties) which, in case of (i) or (ii) above, arises out of or results from the failure of a Fund's records to contain date data feeds in an eight digit, full century format, or any other such Year 2000 complaint format for data feeds specified from time to time by DST.

     C. DST shall indemnify and hold the Fund Transfer Agent harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of DST's failure to comply with the terms of this Agreement or arising out of or attributable to DST's negligence or willful misconduct or breach of any representation or warranty of DST hereunder; provided, however, that DST's cumulative liability during any term of this Agreement with respect to, arising from or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the product of (i) the amounts paid hereunder by the Fund Transfer Agent to DST under this Agreement as Compensation, but not including Reimbursable Expenses, during the first year during which this Agreement is in effect multiplied by (ii) five (5).

     D. EXCEPT FOR VIOLATIONS OF SECTION 23 HEREOF, IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO

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

THE OTHER PARTY, FOR PUNITIVE, EXEMPLARY, CONSEQUENTIAL OR OTHER SPECIAL DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

     E. Promptly after receipt by an indemnified person of notice of any claim, determination, suit or cause of action, such indemnified person will, if a claim in respect thereto is to be made against an indemnifying party hereunder, notify the indemnifying party in writing thereof; but the failure so to notify the indemnifying party will not relieve an indemnifying party from any liability that it may have to any indemnified person for contribution or otherwise under the indemnity agreement contained herein except to the extent it is prejudiced as a proximate result of such failure to timely notify. In case any such action is brought against any indemnified person and such indemnified person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume the defense thereof (in its own name or in the name and on behalf of any indemnified party or both with counsel reasonably satisfactory to such indemnified person); provided, however, if the defendants in any such action include both the indemnified person and an indemnifying party and the indemnified person shall have reasonably concluded that there may be a conflict between the positions of the indemnified person and an indemnifying party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified persons which are inconsistent with those available to an indemnifying party, the indemnified person or indemnified persons shall have the right to select one separate counsel (in addition to local counsel) to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified person or indemnified persons at the

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

indemnified party's expense. Upon receipt of notice from an indemnifying party to such indemnified person of its election so to assume the defense of such action and approval by the indemnified person of counsel, which approval shall not be unreasonably withheld (and any disapproval shall be accompanied by a written statement of the reasons therefor), the indemnifying party will not be liable to such indemnified person hereunder for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof. An indemnifying party will not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified persons are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder. If it does so, it waives its right to indemnification therefor.

10.  Certain Additional Covenants of DST and the Fund Transfer Agent.

     A. All requisite steps will be taken by the Fund Transfer Agent from time to time when and as necessary to register a Fund's shares for sale in all states in which the Fund's shares shall at the time be offered for sale and require registration. If at any time the Fund Transfer Agent or any of its Affiliates will receive notice of any stop order or other proceeding in any such state affecting such registration or the sale of a Fund's shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of a Fund's shares, the Fund Transfer Agent will give prompt notice thereof to DST.

Copyright 2003 DST Systems, Inc.       25

     B. To the extent DST is required to provide a service under this Agreement, DST hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund Transfer Agent, and to follow such procedures, for the safekeeping of stock certificates, check forms, facsimile signature imprinting devices, if any, investment checks, checks payable by the Funds and other negotiable and bearer instruments and things of value and for the preparation or use, and for keeping account of, such certificates, forms and devices, checks and instruments used by DST to provide such service.

     C. To the extent required by the 1940 Act and the rules promulgated thereunder, DST agrees that all records maintained by DST relating to the services to be performed by DST under this Agreement are the property of the Fund Transfer Agent and will be preserved and will be surrendered promptly to the Fund Transfer Agent on request.

     D. On or before DST's execution and delivery of this Agreement and no less than once annually thereafter during the term of this Agreement, DST shall deliver the following to the Fund Transfer Agent:

          (1) a report by an independent third party audit firm that describes DST control policies and procedures that have been initiated and function currently at DST. These reports must contain statements on the operating effectiveness of those policies and procedures for the services provided to the Fund Transfer Agent under this Agreement. The requirements of this section will be satisfied by a Type II SAS 70 Report (as described in the then-current Statement of Auditing Standard 70 of the American Institute of Certified Public Accountants), such report to be dated as of at least five

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

               (5) months of the date of delivery of such Report to Fund Transfer Agent; and

          (2) a copy of DST's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission along with a copy of DST's Annual Report to Shareholders.

     E. DST represents and agrees that it will use its reasonable efforts to keep current on the trends of the investment company industry relating to securityholder services and will use its reasonable efforts to continue to modernize and improve.

     F. DST will permit the Funds, the Fund Transfer Agent and their external auditors or other authorized representatives to make periodic on-site inspections of DST's operations on behalf of the Fund Transfer Agent, as the Fund Transfer Agent deems appropriate, at reasonable times during business hours. In addition, annually during the term of this Agreement, DST shall allow the Fund Transfer Agent to access any other reports available to the public.

     G. No later than the 10th calendar day after DST begins performing services under this Agreement, each of DST and the Fund Transfer Agent will file a notice with DTC informing DTC that the Fund Transfer Agent has appointed DST as its agent to provide the services described in this Agreement.

     H. Fund Transfer Agent and DST shall meet periodically, as reasonably requested by any one of them, and review the operating procedures, the Procedures and the division of responsibilities between Fund Transfer Agent and DST. Fund Transfer Agent and DST shall mutually agree upon any changes thereto.

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11.  Recapitalization or Readjustment.

     In case of any recapitalization, readjustment or other change in the capital structure of a Fund requiring a change in the form of stock certificates, DST will issue or register certificates in the new form in exchange for, or in transfer of, the outstanding certificates in the old form, upon receiving:

     A.   Written instructions from an officer of the Fund Transfer Agent;

     B. Certified copy of the amendment to the Fund's Articles of Incorporation or other document effecting the change;

     C. Certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock in the new form, and an opinion of counsel that the order or consent of no other government or regulatory authority is required;

     D. Specimens of the new certificates in the form approved by the Board of Directors of the affected Fund, with a certificate of the Secretary of the Fund as to such approval; and

     E.   Opinion of counsel for the Fund or the Fund Transfer Agent stating:

          (1) The status of the shares of stock of the Fund in the new form under the 1933 Act and any other applicable federal or state statute; and

          (2) That the issued shares in the new form are, and all unissued shares will be, when issued, validly issued, fully paid and nonassessable.

 12. Stock Certificates.

     The Fund Transfer Agent will furnish DST with a sufficient supply of blank stock certificates and from time to time will renew such supply upon the request of DST. Such certificates will be signed manually or by facsimile signatures of the officers of the Fund or the Fund Transfer Agent authorized by law and by bylaws to sign stock certificates, and if required, will bear the corporate seal or facsimile thereof.

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

13.  Death, Resignation or Removal of Signing Officer.

     The Fund Transfer Agent will file promptly with DST written notice of any change in the officers authorized to sign stock certificates, written instructions or requests, together with two signature cards bearing the specimen signature of each newly authorized officer. In case any officer of a Fund or the Fund Transfer Agent who will have signed manually or whose facsimile signature will have been affixed to blank stock certificates will die, resign, or be removed prior to the issuance of such certificates, DST may issue or register such stock certificates as the stock certificates of such Fund notwithstanding such death, resignation, or removal, until specifically directed to the contrary by the Fund Transfer Agent in writing. In the absence of such direction, the Fund Transfer Agent will file promptly with DST such approval, adoption, or ratification as may be required by law.

14.  Future Amendments of Charter or Declaration, as appropriate, and Bylaws.

     The Fund Transfer Agent will promptly file with DST copies of all material amendments to its or any Fund's Articles of Incorporation or Declaration of Trust, as appropriate, or Bylaws made after the date of this Agreement.

15.  Instructions, Opinion of Counsel and Signatures.

     At any time, DST may apply to any person authorized in writing by the Fund Transfer Agent to give instructions to DST, and may with the approval of a Fund Transfer Agent officer consult with legal counsel for the Fund or Fund Transfer Agent, or DST's own legal counsel at the expense of the Fund Transfer Agent, with respect to any matter arising in connection with the agency and it will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions or upon the opinion of such counsel. DST will be protected in acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons and will not be held to have notice of any change of authority of

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

any person, until receipt of written notice thereof from the Fund Transfer Agent or an Authorized Person. It will also be protected in recognizing stock certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of a Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-sub-transfer Agent or co-registrar.

16.  Force Majeure and Disaster Recovery Plans.

     A. DST shall not be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction of any utility or transportation service; inability to obtain labor, material, equipment or transportation, or a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, general strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, freezes, floods, fires, tornados, acts of God or public enemy, revolutions, or insurrection; or any other cause, contingency, circumstance or delay not subject to DST's reasonable control which prevents or hinders DST's performance hereunder; provided that for the duration of any such force majeure event, DST has continued to use all commercially reasonable efforts to overcome such force majeure and provided further that that DST has fulfilled it obligations to provide redundancy facilities and disaster recovery facilities hereunder and to use its commercially reasonable efforts to assist the Fund Transfer Agent in obtaining reasonably comparable services promptly from another source; provided, however, if an event described in this Section, in the Fund Transfer Agent's reasonable belief, materially affects DST's ability to perform its obligations under this Agreement for a period of thirty (30) days, then the Fund Transfer Agent shall have the right to terminate this Agreement upon ten (10) days written notice to DST.

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

     B. DST shall maintain at a location other than its normal location, in accordance with applicable law and industry standards, appropriate redundant facilities for back-up of its sub-agency operational responsibilities under this Agreement in the event of a power failure, disaster or other interruption that are available to permit DST to continue performing its obligations under this Agreement with minimal disruption. DST shall continuously back up the Fund Transfer Agent's files and data, including securityholder and Fund records, and shall store the back-up files in a secure manner at a location other than its normal location, so that, in the event of a power failure, disaster or other interruption at such normal location, the Fund Transfer Agent's files and data, including the securityholder and Fund records, will be maintained intact and DST will be able to continue processing at such other location without substantial disruption or curtailment of the services provided to the Fund Transfer Agent hereunder. DST shall keep the back-up files at such other location in accordance with the Procedures.

     C. That Recovery Services Agreement for Telephone and Data Input Equipment dated as of July 1, 2000, by and between Fund Transfer Agent, formerly known as Scudder Kemper Investments, Inc., and DST Systems, Inc. is hereby terminated immediately upon execution of this Agreement and shall be of no further force and effect without any additional charge or further responsibility on the part of either party thereto.

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17.  Certification of Documents.

     The required copy of the Articles of Incorporation or Declaration of Trust, as appropriate, of each Fund and the Fund Transfer Agent and copies of all amendments thereto will be certified by the Secretary of State (or other appropriate official) of the applicable state of incorporation, and if such Articles of Incorporation and amendments are required by law to be also filed with a county, city or other officer of official body, a certificate of such filing will appear on the certified copy submitted to DST. A copy of the order or consent of each governmental or regulatory authority required by law to issue stock will be certified by the Secretary or Clerk of such governmental or regulatory authority, under proper seal of such authority. The copies of the Bylaws and copies of all amendments thereto, and copies of resolutions of the Board of Directors/Trustees of a Fund and the Fund Transfer Agent will be certified by the Secretary or an Assistant Secretary of such Fund or the Fund Transfer Agent under such Fund's or Fund Transfer Agent's seal.

18.  Disposition of Books, Records and Canceled Certificates.

     DST may send periodically to the Fund Transfer Agent, or to where designated by the Secretary or an Assistant Secretary of the Fund Transfer Agent, all books, documents, and all records no longer deemed needed for current purposes and stock certificates which have been canceled in transfer or in exchange (the "Records"), upon the understanding that such Records will be maintained by the Fund Transfer Agent under and in accordance with the requirements of all applicable laws, rules and regulations including by way of example and not limitation Section 17Ad-7 adopted under the 1934 Act and Section 17Ad-7(g) thereof. The Fund Transfer Agent shall be responsible for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability directly or indirectly arising out of or resulting from the destruction or unavailability of any Records sent by DST to the Fund Transfer Agent; provided, however, that

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no Records shall by destroyed prior to the expiration of the period when such
Records are required to be preserved under applicable law.

19.  Provisions Relating to DST as Sub-Transfer Agent.

     A. DST will make original issues of stock certificates upon written request of an officer of the Fund Transfer Agent and upon being furnished with a certified copy of a resolution of the Board of Directors/Trustees authorizing such original issue, any documents required by Sections 5 or 11 of this Agreement, and necessary funds for the payment of any original issue tax.

     B. Before making any original issue of certificates the Fund Transfer Agent will furnish DST with sufficient funds to pay all required taxes on the original issue of the stock, if any. The Fund Transfer Agent will furnish DST such evidence as may be required by DST to show the actual value of the stock. If no taxes are payable DST will be furnished with an opinion of outside counsel to that effect.

     C. Shares of stock will be transferred and new certificates issued in transfer, or shares of stock accepted for redemption and funds remitted therefor, or book entry transfer be effected, upon surrender of the old certificates in form or receipt by DST of instructions deemed by DST properly endorsed for transfer or redemption accompanied by such documents as DST may deem necessary to evidence the authority of the person making the transfer or redemption. DST reserves the right to refuse to transfer or redeem shares until it is satisfied that the endorsement or signature on the certificate or any other document is valid and genuine, and for that purpose it may require a guaranty of signature in accordance with the Fund Transfer Agent's Redemption Draft Signature Verification policy, which is set forth in Exhibit D. DST also reserves the right to refuse to transfer or redeem shares until it is satisfied that the requested transfer or redemption is legally authorized, and it will incur no liability for the refusal in good

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

faith to make transfers or redemptions that, in its judgment, are improper or unauthorized. DST may, in effecting transfers or redemptions, rely upon the Procedures and the Simplification Acts, Uniform Commercial Code or other statutes that protect it, the Funds and the Fund Transfer Agent in not requiring complete fiduciary documentation. In cases in which DST is not directed or otherwise required to maintain the consolidated records of securityholder's accounts, DST will not be liable for any loss which may arise by reason of not having such records.

     D. When mail is used for delivery of stock certificates, DST will forward stock certificates in "nonnegotiable" form by first class or registered mail and stock certificates in "negotiable" form by registered mail, all such mail deliveries to be covered while in transit to the addressee by insurance arranged for by DST.

     E. DST will issue and mail subscription warrants, certificates representing stock dividends, exchanges or split ups, or act as conversion agent upon receiving written instructions from any officer of the Fund Transfer Agent or Authorized Person and such other documents as DST deems necessary.

     F. DST will issue, transfer, and split up certificates and will issue certificates of stock representing full shares upon surrender of scrip certificates aggregating one full share or more when presented to DST for that purpose upon receiving written instructions from an officer of the Fund Transfer Agent or Authorized Person and such other documents as DST may deem necessary.

     G. DST may issue new certificates in place of certificates represented to have been lost, destroyed, stolen or otherwise wrongfully taken upon receiving instructions from the Fund Transfer Agent and indemnity satisfactory to DST and the Fund Transfer Agent, and may issue new certificates in exchange for, and upon surrender of, mutilated certificates. Such instructions

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

from the Fund Transfer Agent will be in such form as will be approved by the Board of Directors of the Fund Transfer Agent and will be in accordance with the provisions of law and the bylaws of the Fund Transfer Agent governing such matters.

     H. DST will supply a securityholder's list to the Fund Transfer Agent for the annual meeting of each Fund upon receiving a request from an officer of such Fund. It will also, at the expense of the Fund Transfer Agent, supply lists at such other times as may be requested by an officer of the Fund. DST shall also, at the expense of the Fund Transfer Agent, supply lists at such other times as may be requested by a Fund Transfer Agent representative.

     I. Upon receipt of written instructions of an officer of the Fund Transfer Agent, DST will, at the expense of the Fund Transfer Agent, address and mail notices to securityholders.

     J. In case of any request or demand for the inspection of the stock books of a Fund or any other books in the possession of DST, DST will endeavor to notify the Fund Transfer Agent and to secure instructions as to permitting or refusing such inspection. DST reserves the right, however, to exhibit the stock books or other books to any person in case it is advised by its counsel that it may be held responsible for the failure to exhibit the stock books or other books to such person.

20.  Provisions Relating to Dividend Disbursing Agency.

     A. DST will, at the expense of the Fund Transfer Agent, provide a special form of check containing the imprint of any device or other matter desired by the Fund Transfer Agent. Said checks must, however, be of a form and size convenient for use by DST.

     B. If the Fund Transfer Agent desires to include additional printed matter, financial statements, etc., with the dividend checks, the same will be furnished to DST within a reasonable time prior to the date of mailing of the dividend checks, at the expense of the Fund Transfer Agent.

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

     C. If the Fund Transfer Agent desires its distributions mailed in any special form of envelopes, sufficient supply of the same will be furnished to DST but the size and form of said envelopes will be subject to the approval of DST. If stamped envelopes are used, they must be furnished by the Fund Transfer Agent; or if postage stamps are to be affixed to the envelopes, the stamps or the cash necessary for such stamps must be furnished by the Fund Transfer Agent.

     D. DST, acting as agent for the Fund Transfer Agent, is hereby authorized to establish in the name of, and to maintain on behalf of, a Fund or Fund Transfer Agent, as instructed, on the usual terms and conditions prevalent in the industry, one or more deposit accounts into which DST shall deposit the funds DST receives for payment of dividends, distributions, redemptions or other disbursements provided for hereunder and to draw checks and order the issuance of wires against such accounts. DST, acting in the name of and as agent for a Fund or the Fund Transfer Agent, as instructed, is also hereby authorized to execute on behalf and in the name of the Fund, or the Fund Transfer Agent, as instructed, on the usual terms and conditions prevalent in the industry, agreements with banks for wire transfer services.

     E. DST is authorized and directed to stop payment of checks theretofore issued hereunder, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or through no fault of theirs, are otherwise beyond their control, and cannot be produced by them for presentation and collection, and, to issue and deliver duplicate checks in replacement thereof in accordance with the Procedures. DST shall not be required to obtain an Affidavit of Non-Receipt or an indemnification from such payee and shall have no responsibility or liability arising out of or resulting from obligations of a Fund to a holder in due course or bona fide purchaser for value to honor a check even though a stop transfer was placed thereupon

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21.  Assumption of Duties By the Fund Transfer Agent or Agents Designated By the
     Fund Transfer Agent.

     A. With the consent of DST, which consent shall not be unreasonably delayed or withheld provided the Compensation payable to DST under this Agreement is not reduced or diminished by the contemplated assumption of responsibilities by the Fund Transfer Agent or its designated agents, the Fund Transfer Agent or its designated agents other than DST may assume certain duties and responsibilities of DST or those services of Sub-Transfer Agent and Sub-Dividend Disbursing Agent as those services are described in Exhibit A of this Agreement.

     B. To the extent the Fund Transfer Agent or its agent or Affiliate assumes such duties and responsibilities or to the extent a service was not at the date of execution of this Agreement performed by Fund Transfer Agent (which, as of the effective date of this Agreement, includes those services in Section II., Paragraph H and Section IV., Paragraph B of Exhibit A), DST shall be relieved from all responsibility and liability therefor and is hereby indemnified and held harmless against any liability therefrom and in the same manner and degree as provided for in Section 9 hereof.

     C. Initially DST shall be responsible for all services set forth in Exhibit A except those referred to in Section II., Paragraph H. and Section IV., Paragraph B of Exhibit A. If in the future, Fund Transfer Agent or its designees become responsible for any of the Services assumed by DST as of the effective date of this Agreement or Fund Transfer Agent desires that DST, and DST is willing to, assume additional functions or responsibilities, such assumption will be reflected in an amendment to Exhibit A, which Amendment shall also include any mutually agreed to changes to the Compensation.

     D. Notwithstanding anything herein to the contrary, the Fund Transfer Agent shall, vis a vis DST, be responsible and liable for any actions or omissions of a Fund.

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22.  Termination of Agreement.

     A. This Agreement shall be in effect for an initial period of five (5) years and thereafter may be terminated by either party upon delivery to, and receipt by, the other party of one (1) year's prior written notice of such termination or as provided in Sections 8B and 16A

     B. Each party, in addition to any other rights and remedies, shall have the right to terminate this Agreement forthwith upon the occurrence at any time of any of the following events with respect to the other party:

          (1) The bankruptcy of the other party or its assigns or the appointment of a receiver for the other party or its assigns; or

          (2) Failure by the other party or its assigns to perform its duties in accordance with the Agreement, which failure materially adversely affects the business operations of the first party and which failure continues for thirty (30) days after receipt of written notice from the first party.

     C. In the event of termination, DST will use its reasonable efforts to transfer the records of the Fund Transfer Agent to the designated successor sub-transfer agent, to provide reasonable assistance to the Fund Transfer Agent and its designated successor sub-transfer agent, and to provide other information relating to its services provided hereunder (subject to the recompense of DST for such assistance at its standard rates and fees for personnel then in effect at that time); provided, however, as used herein "reasonable assistance" and "other information" shall not include assisting any new service or system provider to modify, alter, enhance, or improve its system or to improve, enhance, or alter its current system, or to provide any new, functionality or to require DST to disclose any information which is confidential or proprietary to DST.

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     D.   (1)  In the event of termination, the Fund Transfer Agent will promptly pay DST all amounts due to DST hereunder including but not limited to all Compensation and Reimbursable Expenses accrued or incurred under this Agreement and all costs (the " Unwinding Costs") incurred to terminate the people, assets and liabilities used to provide services under this Agreement including without limitation severance costs, Lease (as defined in the Asset Purchase Agreement) termination penalties, and license termination costs to the extent incurred by DST up to an amount not to exceed Five Million Dollars ($5,000,000).

          (2) In addition, if this Agreement is terminated by the Fund Transfer Agent for any reason other than a termination under or pursuant to Sections 8. B.(2)(b), 16.A. or 22.B. of this Agreement (including but not limited to: (i) a termination by the Funds of either the Funds' agreement(s) with Fund Transfer Agent or (ii) a withdrawal by the Funds of their consent to Fund Transfer Agent's continued subcontracting of Fund Transfer Agent's obligations under Fund Transfer Agent's agreement(s) with the Funds to DST under or pursuant to this Agreement) prior to the expiration of the entire initial five (5) year term of this Agreement, Fund Transfer Agent shall pay to DST, in addition to any other Compensation or termination charges payable under the terms of this Agreement, a fee consisting of the product of (x) the aggregate Compensation paid by Fund Transfer Agent to DST during the twelve (12) calendar month period immediately preceding the month in which DST receives notice of the Fund Transfer

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               Agent's intent to terminate; (y) times the lesser of (I) the number of years still remaining in such initial term of this Agreement (pro-rated for partial years) as of such termination or
               (II) the number two; (z) times fifteen per cent (.15) (the "Liquidated Damages Amount"). By way of example, (I) if the Compensation paid during Year One aggregated $27,000,000 the Fund Transfer gave notice as of the last day of Year One and terminated as of the close of Year Two, the Liquidated Damages Amount would be $8,100,000 [($27,000,000 x 2) x .15] or (II) if the Compensation paid during Year Three aggregated $27,000,000 and Fund Transfer Agent gave notice as of the last day of Year Three and terminated as of the close of business on the last day of Year Four, the Liquidated Damages Amount would be $4,050,000 [($27,000,000 x 1) x .15].

          (3) Notwithstanding anything herein to the contrary, the Unwinding Costs set forth in Section 22.D.(1) and the Liquidated Damages Amount shall not be payable, and Fund Transfer Agent may terminate without paying any liquidated damages or Unwinding Costs to DST, in the event that the Funds, which are terminating the Fund Transfer Agent as their transfer agent, appoint DST as the Fund Transfer Agent's successor transfer agent on substantially similar terms to those set forth in this Agreement. In any event, the effective date of any deconversion as a result of termination hereof shall not occur during the period from December 15th through March 30th of any year to avoid adversely impacting year end.

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23.  Confidential, Customer and Proprietary Information.

     A. All books, records, information and data pertaining to the business or software applications of the other party that are exchanged or received or to which access is permitted pursuant to the negotiation or carrying out of this Agreement, unless publicly available, and the terms and conditions of this Agreement shall be used by the receiving party only to accomplish the purposes of this Agreement and shall be kept confidential, and shall not be voluntarily disclosed by the receiving party to any other person, except as may be required hereunder or by law or court order (and then only after five days prior notice to the other party, if practicable or legally permissible). Further, each party acknowledges that the other has proprietary rights in and to any data bases, computer programs, data, screen and file formats, interfaces, interactive design techniques, and documentation manuals furnished to it by the other party and that such information constitutes confidential material and trade secrets. The receiving party shall use commercially reasonable measures to prevent unauthorized persons from gaining access to, distributing, or otherwise using such confidential and proprietary information (including but not limited to advising all of its employees and agents who have access to any such information of the foregoing and requiring appropriate agreements from such employees and agents). Notwithstanding anything to the contrary herein, the Fund Transfer Agent may show DST's confidential information, in whatever form or media, to the Funds provided it has obtained their written Agreement to treat such confidential information in a manner consistent with the obligations of the Fund Transfer Agent under this Agreement.

     B. With respect to the Fund Transfer Agent's confidential information that is Customer Information, the provisions set forth in this Section 23.B shall apply. "Customer Information" means information, in any form provided to DST by or on behalf of the Fund Transfer Agent, that uniquely identifies a current, former or prospective securityholder.

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Customer Information includes, but is not limited to, copies of such information or material derived from such information.

          (1) Notwithstanding anything in this Agreement to the contrary, DST will keep confidential and will not use or disclose to any other party (including, but not limited to, affiliates of DST) any Customer Information, except as authorized in writing by the Fund Transfer Agent or as appropriate in connection with performing the services in accordance with this Agreement and subject to any conditions set forth elsewhere in this Agreement.

          (2) DST will maintain appropriate physical, electronic and procedural safeguards to store, dispose of (if applicable) and secure Customer Information to protect it from unauthorized access, use, disclosure, alteration, loss and destruction. The safeguards used by DST to protect Customer Information will be no less than those used by DST to protect its own confidential information. In addition, DST will comply with any other security safeguards and standards required by this Agreement.

          (3) DST acknowledges that is has received and reviewed a copy of the Fund Transfer Agent's privacy policy applicable to Customer Information and it agrees that it will not act in a manner that is inconsistent with such policy.

          (4)  DST will not disclose Customer Information except:

               (a) To DST's officers, directors and employees and DST's counsel and accountants having fiduciary duties of nondisclosure (collectively "Representatives") who have a need to know the Customer Information in connection with the services provided to

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                    the Fund Transfer Agent under this Agreement. DST will
                    advise its Representatives of its obligations with respect to Customer Information and will be responsible to the Fund Transfer Agent for any noncompliance by DST's
                    Representatives with such obligations.

               (b) To other third parties (including affiliates of DST) who have a need to know the Customer Information in connection with the services provided to the Fund Transfer Agent under this Agreement.

               (c) In accordance with the Procedures or as otherwise necessary to fulfill DST's obligations under this Agreement.

          (5) DST has (i) established and will maintain appropriate policies and procedures to comply with its obligations concerning Customer Information under this Agreement, (ii) provided and will provide training on such policies and procedures for employees with access to Customer Information, and (iii) established and will enforce appropriate disciplinary measures for individuals who fail to comply with such policies and procedures.

          (6) DST will promptly notify the Fund Transfer Agent in writing if it becomes aware of (i) any breach of its information security procedures, (ii) any loss of Customer Information, (iii) any attempt to obtain unauthorized access, disclosure or use of Customer Information, or (iv) any improper attempt to alter or destroy any Customer Information. Such notice will include steps taken or planned to be taken by DST to remedy the situation.

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          (7)  DST will permit, at the Fund Transfer Agent's expense, any regulatory agency with supervisory responsibility for the Fund Transfer Agent to examine all records and materials, use the equipment and interview those employees of DST to the extent that such officials deem necessary to protect the interest of depositors, creditors or stockholders of the Fund Transfer Agent or as otherwise permitted under applicable law, rule or regulation.

     C. Each party acknowledges that disclosure of confidential and proprietary information and Customer Information may give rise to an irreparable injury to the other party, as applicable, which is inadequately compensable in damages. Accordingly, the affected party may seek (without the posting of any bond or other security) injunctive relief against the breach of the foregoing undertakings of confidentiality and nondisclosure, in addition to any other legal remedies which may be available, and, upon a proper showing of a violation or of facts which, if continued unchanged, would result in a violation, each party consents to the obtaining of such injunctive relief.

     D. All of the undertakings and obligations relating to confidentiality and nondisclosure, whether contained in Section 23 or elsewhere in this Agreement, shall survive the termination or expiration of this Agreement.

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24.  Changes and Modifications.

     A. During the term of this Agreement, DST will use on behalf of the Fund Transfer Agent without additional cost all modifications, enhancements, or changes which DST may make to the TA2000 System in the normal course of its business and which are applicable to functions and features offered by a Fund or the Fund Transfer Agent, unless substantially all DST clients are charged separately for such modifications, enhancements or changes, including, without limitation, substantial system revisions or modifications necessitated by changes in existing laws, rules or regulations. The Fund Transfer Agent agrees to pay DST promptly for modifications and improvements which are charged for separately at the rate provided for in DST's standard pricing schedule which shall be identical for substantially all clients, if a standard pricing schedule shall exist. If there is no standard pricing schedule, the parties shall mutually agree upon the rates to be charged.

     B. DST shall have the right, at any time and from time to time, to alter and modify any systems, programs, procedures or facilities used or employed in performing its duties and obligations hereunder; provided that the Fund Transfer Agent will be notified as promptly as possible prior to implementation of such alterations and modifications and that no such alteration or modification or deletion shall materially adversely change or affect the operations and procedures of the Fund Transfer Agent in using or employing the TA2000 System or DST Facilities hereunder or the reports to be generated by such system and facilities hereunder, unless the Fund Transfer Agent is given thirty (30) days prior notice to allow the Fund Transfer Agent to change its procedures and DST provides the Fund Transfer Agent with revised operating procedures and controls. Notwithstanding anything herein or in the Remote Services Agreement, DST, at no additional cost or obligation to provide equivalent functionality or services, equipment or software programs in lieu thereof, may in its sole discretion discontinue use of and

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

operation of the SURROUNDS (as defined in the Remote Services Agreement) with respect to all Funds serviced under this Agreement.

     C. All enhancements, improvements, changes, modifications or new features added to the TA2000 System however developed or paid for shall be, and shall remain, the confidential and exclusive property of, and proprietary to, DST.

25.  Subcontractors.

     Nothing herein shall impose any duty upon DST in connection with or make DST liable for the actions or omissions to act of unaffiliated third parties such as, by way of example and not limitation, Airborne Services, the U.S. mails and telecommunication companies, provided, if DST selected such company, DST shall have exercised due care in selecting the same. Notwithstanding the foregoing, if DST intends to subcontract any of its obligations to perform the Services it is obligated to perform hereunder to an unaffiliated third party, other than a subcontract entered into at the direction of the Fund Transfer Agent, DST shall provide ninety (90) days prior written notice of its intention to do so and shall be liable for the actions or omissions of such unaffiliated third parties.

26.  Miscellaneous.

     A. It is understood and expressly stipulated that none of the trustees, officers, agents, or shareholders of any Fund shall be personally liable under this Agreement.

     B. This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the State of Missouri, excluding that body of law applicable to choice of law.

     C. All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

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

     D. No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

     E. The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     F. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     G. If any part, term or provision of this Agreement is by the courts held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     H. This Agreement may not be assigned by the Fund Transfer Agent or DST without the prior written consent of the other.

     I. Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between the Fund Transfer Agent and DST. It is understood and agreed that all services performed hereunder by DST shall be as an independent contractor and not as an employee of the Fund Transfer Agent. This Agreement is between DST and the Fund Transfer Agent and neither this Agreement nor the performance of services under it shall create any rights in any third parties. There are no third party beneficiaries hereto.

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     J.   Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights or obligations of any other party hereunder.

     K. The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

     L. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or agreement or proposal with respect to the subject matter hereof, whether oral or written, and this Agreement may not be modified except by written instrument executed by both parties.

     M. All notices to be given hereunder shall be deemed properly given if delivered in person or if sent by U.S. mail, first class, postage prepaid, or if sent by facsimile and thereafter confirmed by mail as follows:

          If to DST:

          DST Systems, Inc.
          1055 Broadway, 7th Floor
          Kansas City, Missouri 64105
          Attn: Group Vice President-Full Service
          Facsimile No.: 816-435-3455

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          With a copy of non-operational notices to:

          DST Systems, Inc.
          333 West 11th Street,
          5th Floor
          Kansas City, Missouri 64105
          Attn: Legal Department
          Facsimile No.: 816-435-8630

          If to the Fund Transfer Agent:

          Scudder Investments Service Company
          222 South Riverside Plaza
          Chicago, IL 60606
          Attn: Mike Gallagher
          Facsimile No.: 312 537 4126

          With a copy to:
          Legal Department - Attention: Jody Irwin
          345 Park Avenue 24th Floor
          New York NY 10154
          Facsimile No.: 212 223 3127

     or to such other address as shall have been specified in writing by the party to whom such notice is to be given.

     N. Each party may hire an employee of the other engaged directly or indirectly in providing transfer or sub-transfer agency services, or in support and programming services relating thereto, if and only if senior management of the other party has approved a solicitation of such employee for employment; provided, however, nothing in this Section shall prevent either party from hiring an employee of the other party (i) who responds to a general advertisement or advertising campaign which is carried out in the ordinary course of business of the recruiting party; or (ii) who, while an employee of one party, makes an unsolicited approach to the other party.

     O. The representations and warranties contained herein shall survive the execution of this Agreement. The representations and warranties contained in this Section, and the provisions

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of Section 7.D, Section 9, Section 23 hereof shall survive the termination of the Agreement and the performance of services hereunder until any statute of limitations applicable to the matter at issues shall have expired.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, to be effective as of the day and year first above written.

                                                   DST SYSTEMS, INC.

                                                   By:
                                                      --------------------------

                                                   Title:
                                                         -----------------------


                                                   SCUDDER INVESTMENTS SERVICE
                                                   COMPANY

                                                   By:
                                                      --------------------------

                                                   Title:
                                                         -----------------------

Deutsche Sub-Agency Agreement-01-15-03-Final
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                                    EXHIBIT A

                         SERVICES TO BE PROVIDED BY DST

I.   INTRODUCTION

Scudder Investments Service Company (SISC) Transfer Agency Operation provides services essential for the operation of a mutual fund. Shareholders need records of their investments. Various regulatory and tax reports must be prepared and filed, shareholder interests transferred and redeemed, dividends paid in cash or reinvested in additional shares, and various other shareholder services provided.

The Transfer Agency Operation provides services for Scudder and Deutsche Open-End Funds, Closed-End Funds, and Variable Annuities. Services provided for each Fund type are similar; however, rules governing the types of Funds dictate the use of different Shareholder Accounting systems and procedures. Shareholder account information for Closed-End Funds is stored on DST's Stock Transfer System (STS). Account information for Open-End Funds and Variable Annuities is stored on DST's TA-2000 system. Some records are maintained on an omnibus basis while the majority is "fully disclosed." SISC also supports all National Securities Clearing Corporation (NSCC) "Networking" levels. SISC utilizes DST's Automated Work Distributor (AWD) system for capturing images and routing documents to the appropriate processing unit. Responsibility for servicing Open-End Funds is divided into the following functional areas: Shareholder Operations, Broker/Dealer Operations, Control Operations and Support Operations. A separate unit, CEF, provides a full range of services to Closed-End Fund shareholders and intermediaries. Several departments, including but not limited to most within the Control Operations and Support Operations areas, act as "utilities", providing services across business areas (Retirement/Retail) as well as product lines. The major responsibilities for servicing both types of Funds are discussed below.

II.  SCUDDER and DEUTSCHE OPEN-END FUNDS
     SCUDDER INVESTMENTS SERVICE COMPANY - SHAREHOLDER SERVICE AGENT

A.   SHAREHOLDER OPERATIONS

NEW ACCOUNTS
A new investor's account is established on the Shareholder Accounting system from information provided on the application. The account registration is formatted in accordance with state laws that affect how securities may be registered. Tax ID numbers are classified to comply with IRS regulations. Various Fund investment privileges requested by the shareholder are established and the account is encoded with the appropriate broker/dealer and branch number when such information is provided on the application.

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REDEMPTIONS
Letters are received directly from shareholders or their designated representatives who wish to liquidate all or a portion of their account. It is first determined that the requester is authorized to act for the account and that the appropriate documents have been submitted to validate the requester's authority and identity. Written redemptions involve complex legal requirements, state laws and various official documents. Correspondence or telephone calls are generated if the documents are found to be insufficient to comply with the legal requirements of the redemption request.

Shareholders can also make redemptions against balances in their Money Market Fund accounts using checkwriting drafts. The TA works closely with the custodian to approve, balance and process the check redemption drafts written by shareholders. The Transfer Agency also monitors daily data transmissions between portfolio and shareholder accounting systems to ensure that accurate, timely price updates are completed.

TRANSFERS
Shareholders or their designated representatives who wish to change the registration of an account can do so by letter. The most common types of transfers arise from name changes due to marriage, divorce or death. Transfers involving guardianship or bankruptcy may be more complex. Like a redemption request, a transfer request must be accompanied by the appropriate documents to validate the requester's authority and identity.

Correspondence or telephone calls are generated if the documents are found to be insufficient to comply with the transfer request. Once the documents are in good order, shares in the existing account are transferred to an account under a new registration.

ACCOUNT CHANGES
In addition to redemptions and transfers, shareholders may write to SISC to request address changes, new privileges, changes to existing privileges, and changes to the broker/dealer or representative named on their account. The corresponding changes are then made to the shareholder's account.

RESEARCH
Historically, it has been necessary to obtain a microfilm copy of the original source document when a shareholder questions a transaction on their account statement or requests a transaction history. The large majority of documents received by SISC are now being "imaged" via the AWD system. Imaging is the process that converts a paper document into an electronic image. Electronic images can be moved and processed more quickly than paper and electronic images are more secure. Electronic images also speed up the Research process. If an error is discovered, it is documented and correcting entries are made to the shareholder's account. Many research requests, however, are to assist shareholders who are merely seeking information from Transfer Agency files to confirm personal records.

If a shareholder or broker/dealer questions a transaction on an account statement or requests a transaction history, it had been necessary to pull the microfilm copy of the source document. Beginning in October 1997, all incoming correspondence is scanned and stored as an electronic

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

image. If an error was made, it is documented and correcting entries are made to the shareholder's account. Many research requests ask for information from SISC files simply to confirm personal records.

POSTAL RETURN MAINTENANCE AND CONTROL
Shareholder mailings that are returned as undeliverable are researched to discover corrected addresses for shareholders that have moved so that the statement/confirmation mailing process may be resumed as quickly as possible.

B.   BROKER/DEALER PROCESSING

CONFIRMED TRADES
Broker/dealers may call their appropriate Universal Service Team to place a confirmed order for the purchase or redemption of Fund shares at the price to be determined for that day. A record of each order is created on the Shareholder Accounting system that generates a written confirmation to the broker/dealer.

SISC follows up on the orders to ensure that payment is received from the broker/dealer for each purchase. Once payment and settlement instructions are received, the purchase is recorded in the appropriate shareholder account or a new account is established based on broker instructions. To redeem shares, the broker must submit the necessary authorizations from the shareholder. Payment for the shares is then released to the broker/dealer.

FUND/SERV CONFIRMED TRADES
The NSCC offers an electronic method of communicating and confirming trades between broker/dealers and transfer agents. This electronic method, called Fund/SERV, is the preferred method of entering trades by most broker/dealers.

Over ninety percent of the confirmed trade volume now comes through Fund/SERV, a centralized mutual fund trade placement and settlement system. SISC answers Fund/SERV questions and handles administrative issues. The NCSS support group and the Universal Service Teams monitor reports, analyze traffic and sample data to make certain the process is running smoothly and accurately. They also resolve rejected trades on a daily basis.

Networking activity is also controlled and monitored. Networking is the exchange of electronic files between broker/dealers and transfer agents in highly regulated formats and at pre-determined times. SISC transmits the shareholder's current account balance, dividends earned and a record of any account activity to the broker/dealer. The broker/dealer transmits account changes authorized by the shareholder to SISC for processing. All data for Networking and Fund/SERV is routed and controlled by the NSCC.

COMMISSIONS
Statements, administrative service fees and checks are generated weekly for the brokerage firms and other financial institutions that have selling group agreements for Scudder Mutual Funds.

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DEALER CHANGES
Data is maintained on brokerage firms that have selling agreements for Scudder Mutual Funds, including the branch numbers of the firms and the registered representatives in each branch. This data is critical to all processing areas that handle broker-initiated business, and facilitates commission payment processing as well as ad hoc sales reporting.

TIMING SERVICES
Some shareholders authorize a broker or financial advisor to switch their investment among several Scudder Mutual Funds based on market conditions in an attempt to maximize their return. These firms group individual accounts by investment objective and then use the exchange privilege to move the balances from fund to fund. Each list of accounts must be exchanged simultaneously, upon receipt of instructions from the timing firm. Special reports are created and distributed to the timing firm to confirm the transactions. The Timing Department also handles special investment allocation processes for members of the funds' boards of directors.

BROKER/DEALER OPERATIONAL SUPPORT
Brokerage firm back offices frequently need assistance in executing transactions authorized by shareholders. The representatives in this area work with back office personnel on documentation or transaction processing issues, answering questions and expediting difficult transactions. Brokerage firms with large sales may have a multi-functional service team dedicated to their service requests. This expedites shareholder transactions, minimizes problems and creates a smooth flow of documentation and paperwork between the Transfer Agent and the brokerage firm's back office.

WHOLESALE MONEY MARKET FUND SERVICES (CASH PRODUCTS GROUP)
Financial institutions that utilize Scudder's wholesale Money Market Funds as the investment vehicle for their private label cash management account products need on-going service and support. Representatives work closely with these firms on a wide variety of operational issues and concerns. These include checkbook issuance and related control procedures, special account coding procedures for omnibus dealer purge eligibility, daily money movement reconcilement, reconcilement of B/D activity and positions with external and offshore transfer agents of "outside funds", and review and validation of the accuracy of fund billing volume reports.

VARIABLE ANNUITY SERVICES
A dedicated team within Broker/Dealer Operations provides daily processing, reconcilement, and insurance firm support for Scudder's Variable Annuity products.

C.   CONTROL OPERATIONS

FUND BALANCING
Reports generated by the Shareholder Accounting system are balanced to ensure that share activity at the individual account level balances to share totals at the aggregate fund level. Should an out-of-balance condition occur, research will be performed to isolate the cause of the discrepancy and corrective action will be taken. Control Operations is responsible for the

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reporting of fund share and cash activity to fund accounting including but not limited to estimates, money market cash availability, and adjustments.

RECONCILIATION
The dollar side of each share transaction must be balanced to the corresponding fund bank account statement. Bank account entries without a corresponding offset in a shareholder account or shareholder transactions without a corresponding bank account entry are tracked and researched until they are resolved. Control Operations also ensures the appropriate money movements between the transfer agent bank accounts and the fund bank accounts (custody accounts) have occurred.

AS OF TRADE AND TIMER MONITORING
Dedicated resources within Control Operations capture all daily "as of" trade activity so that timely estimations can be provided to Portfolio Management, thereby minimizing the potential for gains or losses to the funds and resulting effects on the daily NAV. This group also monitors as hoc market timer activity in selected sensitive funds, unilaterally canceling trades if warranted.

FED WIRE SERVICES
Due to the time critical nature and high dollar volume of daily incoming and outgoing wire transfers, a separate group within Control Operations manages these processes for all shareholder and broker/dealer initiated transactions.

DIVIDENDS
The Fund sends instructions regarding each dividend to be paid. The TA is responsible for executing the processes to accurately reinvest or pay out each shareholder's dividend in accordance with their pre-existing instructions. Shareholders may also invest the dividends from one Fund into another Fund or they may receive their dividends through ACH.

CHECKWRITING
The Checkwriting department coordinates daily funding of checkwriting redemption money movements, screens drafts for compliance with draft payment policies including signature verification, and places outbound shareholder calls during tax season to minimize the frequency of rejected drafts made payable to the Internal Revenue Service.

D.   SUPPORT OPERATIONS

PURCHASES/CHECK PROCESSING
Checks are received from new and existing shareholders to purchase shares of the Funds. The checks are prepared for deposit at the sub-custodian. Checks are micro-encoded, endorsed and microfilmed. Deposit instructions are prepared and delivered to the bank along with the checks for credit to the Funds. A purchase transaction is recorded in the shareholder's account by the Shareholder Accounting system.

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Pre-authorized purchases allow the shareholder to make regular, periodic purchases into an Open-End Fund account from the shareholder's bank account by using pre-authorized drafts or the electronic funds transfer (ACH) network. The TA works closely with the custodian to establish, control and balance both types of periodic purchases.

DISTRIBUTION CENTER, OUTPUT CONTROL, PRINT CENTER, OFFICE SERVICES
Incoming, outgoing and internal mail services are provided, including sorting and scanning into the AWD system. Shareholder accounting system reports are printed and distributed. Share certificates and check stock are secured and controlled. This group is responsible for the printing of certain redemption and distribution checks as well as the certificates for the closed end funds. Office supplies are ordered, inventoried and distributed throughout the TA. Vendor contracts are managed in this area (e.g., equipment, copiers, overnight shippers, etc.). This group is also responsible for maintaining and periodic testing of the TA's emergency evacuation and business recovery plans.

TAX AND COMPLIANCE
This group produces year-end tax forms for shareholders and magnetic media for the IRS. It is also responsible for all escheatment processing, as well as daily monitoring of potentially fraudulent activity, money laundering/OFAC screening, etc. The group also assists other Scudder units in dealing with proxies, and is responsible for producing and validating year-end microfiche.

SISC supports the following regulatory filings: NYSE, 17ad-11, lost certificates and TA-2. SISC also maintains books and records on behalf of the Broker Dealers and the Funds using agreed upon policies and procedures.

MANAGEMENT SERVICES
This group develops and manages system level parameters and workflows within AWD and the NT Desktop applications used throughout the TA. It also plays key roles in acceptance testing of new software supplied by DST, as well as coordination of testing, mock conversions, and balancing of product integrations, re-branding efforts, and fund mergers and liquidations. The group also manages and controls all systems access security templates and processes for the TA.

MOBILE WORKFORCE
This group serves dual purposes. Its primary mission is to supply temporary assistance to other departments that may be experiencing unusual volumes, special project needs, and/or losses of staff due to illness, vacations, etc. Also, Letter Of Acceptance processing for the intermediary channel is centralized in this group.

E.   TRAINING AND QUALITY ASSURANCE

TRAINING
Educational services for new and existing employees to improve their fund knowledge, skill levels in critical tasks, and customer service aptitudes and capabilities are provided by training specialists.

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QUALITY ASSURANCE
Transaction activity from Purchases, New Accounts, Written Redemptions, Transfers, Account Changes and Confirmed Trades are screened for accuracy and compliance with the customer's request.

F.   ADDITIONAL SERVICES PROVIDED TO THE FUNDS' DISTRIBUTOR

Dealer, branch, and rep maintenance is provided in the DRMS system to support SDI's internal sales reporting systems.

The Shareholder (SOS) and Dealer Operations Services (DOS) departments support the primary Scudder Call Centers in Chicago. DOS additionally provides support to the DB Private Banking unit in New York and Private Investment Counsel representatives throughout the country. SOS and DOS handle transaction processing initiated by these groups, take overflow 800 line calls, assist Call Center reps with research of complex account inquiries, and handle certain sensitive functions on a centralized basis such as Stop Transfers, Stop Mails, pledge agreements, etc. SOS also manages and maintains the onsite microfilm research archives.

G. ADMINISTRATIVE SUPPORT FUNCTIONS [To be provided by DST with respect to DST's own personnel and operations only]

SISC is supported by Human Resource specialists who are responsible for recruiting new employees and for administering all payroll and employee benefit programs.

Legal and Compliance specialists advise management on issues and changes in legislation that would impact the proper execution and delivery of Transfer Agency functions, review issues relating to transactions, shareholder complaints, and regulatory inquiries and inspections, prepare and process regulatory filings and manage litigation.

H.   FUNCTIONS NOT PROVIDED BY SISC

Certain functions associated with servicing mutual funds are not among the responsibilities of SISC's transfer agency and accordingly will not be performed by DST.. These functions have been organizationally assigned elsewhere as follows:

..    Call Center operations; assigned to Scudder Distributors, Inc. Includes shareholder and dealer 800 services, inside wholesaler support, correspondence processing, and fulfillment.

..    Statement and Confirmation Production and Vendor Management; assigned to
     Scudder Marketing. Includes interface with print/mail vendors, base stock and envelope design, procurement and inventory management, output quality assurance, and vendor invoice review and validation. Also includes production and mailing of annual and semi annual fund reports, prospectuses, etc., and all marketing publications.

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..    Participant (source of money) level record keeping associated with certain retirement plans; assigned to Retirement Services in various Scudder facilities and locations. (Note: While participant accounting is performed on both internal and external subsystems, interfaces to TA2000 exist.)

..    Fund Billing; assigned to Scudder Corporate Accounting; tabulation and billing of transfer agent fees, out of pocket expenses, and other fund expenses.

..    Proxy Vendor management; assigned to Scudder Marketing. Includes shareholder solicitations, coordination and reporting of vote tabulations, invoice review and validation.

..    Blue Sky Reporting; assigned to Scudder Legal.

Institutional Mutual Fund Products:
An Institutional Operations Group in Baltimore performs the call center operations for institutional mutual fund products and/or share classes. SISC is responsible for TA functions on the institutional funds. However, there are a small number of funds for which the Baltimore group perform all or most of the TA functions. These are:

1. Institutional Liquid Assets Fund, Institutional Daily Assets Fund, Institutional Treasury Assets Fund. All Shareholder Operations are in Baltimore. All Control Operations except dividend processing are in Baltimore.

2. DB Alex. Brown Cash Reserve Funds. These funds are currently still on the DST full service system. All TA functions are in Baltimore. When these funds move to DTG in the first quarter of 2003, TA functions will transition to SISC.

III. SCUDDER CLOSED-END FUNDS
     Scudder Investments Service Company - Shareholder Service Agent

Transfer agency and shareholder services are necessary for the start-up and operation of a Closed-End Fund. Shareholders need records of their investment, various regulatory and tax reports must be prepared and filed, shareholder interests transferred, dividends paid in cash or reinvested in additional shares and various other shareholder services provided. The Transfer Agency Division of SISC in Kansas City performs these functions and others. The major functions performed by SISC for Closed-End Funds are discussed below.

A.   TRANSACTION PROCESSING

TRANSFERS
Letters are received from shareholders or their designated representatives who wish to change the registration of an account. The most common types of transfers arise as a result of purchases through the broker/dealer. Others result from name changes due to divorce or death. Transfers involving guardianship or bankruptcy may be more complex. As with other transactions, it must first be determined if the requestor is authorized to act for the account and if the appropriate

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documents have been submitted to validate the requestor's authority and identity. Correspondence is generated if the documents are not in good order. Shares in the existing account are transferred to an account under a new registration and certificates will be issued only if specifically requested (unless the request was received through DTC).

REDEMPTIONS
Letters are received directly from shareholders or their designated representatives who wish to liquidate full and fractional reinvestment shares in their accounts. Only the reinvestment shares may be liquidated. The non-reinvestment shares must be sold through their broker/dealer. It must first be determined that the requestor is authorized to act for the account and if the appropriate documents have been submitted to validate the requestor's authority and identity. Various types of liquidations require compliance with complex legal requirements, state laws and official documents. Correspondence is generated if the documents are found to be insufficient to complete the liquidation request. The account is coded for either a fractional or full and fractional liquidation. The system generates a report providing the liquidating share totals for each Fund. Trade tickets are then faxed to the Plan Agent for the sale of the appropriate shares in the open market. That price is used to complete the process of creating the liquidation checks for the shareholder. Upon confirmation of this sale, the average per share price is computed and entered on STS.

DEPOSITORY TRUST COMPANY (DTC)
A variety of transfer, deposit/withdrawal requests may also be received through DTC via mail and/or DTC participant terminal transmissions. Depending on the transaction type, certain turnaround standards are applicable (either 24 or 48 hours). Unless specifically instructed otherwise, all certificates are issued and sent to DTC.

NEW YORK DROP OFFICE
Any Closed-End Fund transactions delivered by New York based broker/dealer to the sub-custodian's New York Drop office are forwarded overnight to SISC and processed on the date of receipt. These items must be returned to the New York Drop within a 48-hour period.

ACCOUNT MAINTENANCE/CHANGES
In addition to requests for share liquidations and transfers, shareholders may write letters to request address changes or a change of dividend option (cash or reinvest). Changes to the broker/dealer or representative named on the account may also be made. Verification is made that the requestor is an authorized person and that any needed documents have been submitted. The changes are then made to the shareholder's account on the system.

DEALER FILE
Dealer file changes/additions/deletions are made on the STS system as instructed by the Mutual Fund Dealer File Department.

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PURCHASES/CHECK PROCESSING
Purchases into Closed-End Funds can only be made from dividend checks that have been returned for reinvestment or from subsequent cash purchases of $100 to $500. Copies of the checks and the original instructions are held for processing on pre-determined dates.

DIVIDENDS
The Fund instructs SISC regarding each dividend to be paid. SISC then executes the processes to accurately reinvest or pay out each shareholder's dividend in accordance with their pre-existing instructions. The reinvestment process is a separate calculation from the dividend calculation. Once the total reinvestment dollars are computed, a decision is made to purchase the reinvestment shares from the fund or in the open market in accordance with the Fund's Dividend Reinvestment Plan. If shares are purchased from the Fund, the reinvestment share price is set. If share are purchased in the open market, a trade is placed with the Plan Agent for the purchase of the total reinvest dollar amount. Once all purchases are complete, the average price per share for the entire purchase is used as the reinvest share price. The reinvestment posting to shareholder accounts is run on or shortly after the payable date. Each shareholder who receives distributions in cash will receive a check. Each shareholder who reinvests will have a dollar and equivalent share amount posted to the account.

B.   TELEPHONE SERVICES

CUSTOMER SERVICE
A toll free phone number is provided for shareholder and brokerage firm information and inquiries. Calls and inquiries cover wide ranging and diverse topics, including questions on account activity, requests for literature and Fund information and requests for information on how to access a privilege or perform a transaction. There is also a designated representative whose primary responsibility is to serve as a direct broker/dealer contact. This individual works directly with clearing firms, high volume dealers and any firm that requires frequent assistance.

C.   CONTROL FUNCTIONS

POSTAL RETURN MAINTENANCE AND CONTROL
All shareholder mailings that are returned as undeliverable are researched in an attempt to discover corrected addresses for shareholders that have moved so that the check/statement/confirmation process may be resumed as quickly as possible.

FUND BALANCING
Reports generated by the STS system are balanced to ensure that share activity at the individual account level balances to share totals at the aggregate fund level. Any out-of-balance condition will be researched until the cause has been determined and corrected.

QUALITY ASSURANCE
All the transaction activity is verified and quality controlled before being released to post to the STS system.

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IV.  TRANSFER AGENT SYSTEMS RESPONSIBILITIES

There are two primary functions that have been performed within TA Systems: daily support and project management for enhancements. In addition, within Deutsche Bank there are multiple users of the TA2000 system that have requested enhancements thru the TA Systems group.

Going forward, the responsibilities of the TA Systems group will be divided between DST and Deutsche Asset Management as follows:

A. DST RESPONSIBILITIES: All support for all areas and all TA & 3rd party enhancement requests:

..    Kansas City Transfer Agency Requests - support and project management for
     Transfer Agent enhancements as they relate to the processing of retail funds or Kansas City operations.
..    Baltimore Transfer Agency requests - support and project management for
     Transfer Agent enhancements as they relate to the processing of institutional funds or Baltimore operations.
..    Third party requests - all support requests needed for 3rd parties to access and/or receive TA2000 data. i.e. DB CTAG, Private Bank, broker dealers, etc.

B. DEUTSCHE ASSET MANAGEMENT RESPONSIBILITIES: All non-TA & 3rd party enhancement requests

..    Product Requests - Project management & coordination for new funds, name changes, fund closures, mergers, acquisitions and new shareholder features that are dictated at the fund or fund group level. The actual execution of setting up new funds, names changes etc. will be performed by DST TA
     Systems on the TA2000 system.
..    Marketing - Project management for any requests that originate from marketing.
..    Sales - Project management for any requests that originate from sales.
..    Internal systems - Project coordination and DST relationship management for all internal systems needs.

V.   SCUDDER RETIREMENT SERVICES (SRS)

The transfer agent currently provides the following services to Scudder Retirement Services (SRS). These services will continue except that, in the event that the proportion of services provided by DST to SRS increases relative to the proportion of services provided by DST under this Agreement generally, excluding those services provided to SRS, DST and Fund Transfer Agent shall negotiate in good faith to increase the Compensation payable to DST relative to SRS services to offset DST's proportional increase in DST's costs.

With respect to the following SRS services which DST is providing to Fund Transfer Agent under this Agreement, the Fund Transfer Agent shall have the right to direct DST, as Fund Transfer Agent's sub-agent, to deliver those SRS services which DST is providing to Fund Transfer Agent on the terms and conditions set forth in this Agreement to a single third party, provided that:
(1) the Fund Transfer Agent notifies DST in writing of the identity of such third party within ninety (90) days following the date of this Agreement; (2) such third

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party is not a competitor of DST; (3) the Fund Transfer Agent shall be responsible to assure that such third party (y) complies with the same standards, procedures and requirements (including but not limited to security, confidentiality of limited use) applicable to Fund Transfer Agent and (z) uses DST's services and accesses DST's facilities solely to provide services as permitted under this Agreement and solely to the SRS funds; and (4) DST shall be entitled to cease providing such SRS services to such third party, without breaching this Agreement, in the event that such third party does not comply with the terms of this Agreement and everything enumerated in subsection (3) above to the extent applicable to their access to and utilization of DST's services and facilities. Such SRS services as DST delivers to a third party under this paragraph shall be deemed to be, and shall be, services delivered to Fund Transfer Agent and DST accepts, and shall have, no direct obligations to provide services to such third party, but all such obligations shall remain derivative of DST's obligations to Fund Transfer Agent under this Agreement.

A.   DISTRIBUTION CENTER

INCOMING MAIL

The Distribution Center is responsible for all Retirement Plan Services' (RPS) incoming mail (all times CST):
RPS specific PO Box Mail is received periodically throughout the day
RPS Street addressed mail is received by 8:30 am
RPS Overnights mail is received by 10:00 am
As provided for in Section 1.D. of the Agreement, DST reserves and shall have the right to change the foregoing times in its sole discretion.

..    Incoming mail is sorted and prepared by work type
..    All incoming mail is imaged via AWD
..    Checks are segregated and sent to DDPS for encoding and deposit with United
     Missouri Bank.
..    Records are maintained in accordance with appropriate regulatory guidelines.
..    The Distribution Center is responsible for the validation of signature guarantees.

OUTGOING MAIL

The Distribution Center is responsible for the following RPS outgoing mail:

..    Distribution checks and Replacement checks.
..    Airborne Packages
..    Pouch to other Deutsche Bank offices.
..    Client Correspondence
The Distribution Center periodically picks up outgoing mail from locations within the RPS area.

STORED BOXES

Retrieval of stored boxes from Iron Mountain.

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B.   DISTRIBUTIVE DATA PROCESSING FILE SYSTEM (DDPS)

..    Responsible for encoding all checks for RPS and providing daily deposits to
     United Missouri Bank.
..    Provides the Recon department with a daily file of 'RPS only' activity extracted from the DST New Account System.
..    Quality controls checks for signature and endorsement completeness although
     RPS is ultimately responsible for any liability associated with the acceptance of these checks.
..    Performs deposits for offline processing. Offline deposits are checks deposited outside the normal contribution process, these are manually reconciled.

C.   RECONCILIATION PROCESSING

DAILY BANK ACCOUNT ACTIVITY - RECONCILIATION

On Day 1, DDPS creates check file that is sent to the RECON department. On Day 2, Microsoft Access is used to systematically match the file with the bank account and an extract provided from the FlexPlan system. Access generates discrepancy reports which are used by the RECON department to identify and communicate open items. The RECON Department is responsible for posting clearing entries if made by RPS.

OTHER SERVICES PERFORMED BY THE RECON DEPARTMENT

Balancing of bank accounts impacted by Scudder Retirement Services'
transactional activity
..    Money Movement between internal and outside fund bank accounts
..    Stop Payment and Replacement of Disbursement Checks
..    Outgoing Wires: Generation of Manual Wires and the release of Expedited
     Wires processed through plan liquidations
..    Manual Check Production
..    Identification and communication of Returned Checks and Wires
..    Automated Clearing House (ACH) Transmission Reconciliation and Balancing
..    Escheatment
..    TaxPak Support - Responsible for the weekly remittance of tax withholding to the IRS. Reconciliation and balancing of withholding is processed by a feed received from the FlexPlan system monthly and reconciled against the weekly withholding reports received from FlexPlan.
..    Responsible for State Withholding remittance, balancing and reporting for
     Scudder Trust Company accounts on TRAC2000.
..    Responsible for Federal Withholding remittance, balancing and reporting for
     Scudder Trust Company accounts on TA2000 and TRAC2000.
..    Communication of Supersheet Activity to Fund Accounting and Fund Custodians
     - Internal and Outside Funds.

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D.   FINANCIAL CONTROL

PRICING

..    Financial Control is responsible for updating NAVs and dividend accrual rates for all internal and outside funds on the TA2000 system as well as initiating the upload of this information to FlexPlan.

..    All outside funds supported by RPS are sent to Financial Control by fax, email or internet.

DIVIDEND CALCULATIONS

..    Responsible for the entry of all dividend calculation information on
     TA2000.

..    Responsible for any manual dividend processing that is required for adjustments and/or loadback issues.

..    Responsible for the monitoring and correction of all daily accrual activity. The buckets for the daily accrual funds are stored on the DST/DTG mainframe. FlexPlan does not support daily accrual functionality.

E.   COMMISSIONS

Responsible for all RPS commission related processes performed on DST/DTG:

..    Weekly Commission payouts - includes inside and outside funds

..    Quarterly Trails - includes inside and outside funds

..    ProStar - Manual payout of 1% for accounts which rollover from a 401k to an
     IRA account.

..    All commissionable/non-commissionable buckets are stored on the DST/DTG mainframe. FlexPlan does not support these buckets.

..    Reclaims of all commission processing

..    Letter of Intents (LOI) - responsible for the setup of all LOI's per plan and maintenance of LOI's for extensions and expiration dates. All entry of LOI's are performed on DTG.

..    1% Finders Fee - This is a separate FlexPlan file which calculates all million dollar plans entitled to a 1% finders fee and transmitted to the DST/DTG commission process weekly. The transfer agent is responsible to process this file if such file is received by the transfer agent.

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..    Generating a monthly check for Administrative Service Fees (ASF) and forwarding it to the appropriate DIMA employee for manual splitting between Administrators and Advisors.

F.   Print Room/Data Center

PRINT ROOM RESPONSIBILITIES:

..    Printing and delivering all mainframe and FlexPlan reports utilized within
     RPS.

..    Generation and printing of RPS distribution and replacement checks.

..    RPS utilizes 3422 IBM mag tape drives and 3490 cartridge drives for uploading contribution information via automated media.

..    Responsible for all tape mounts from daily, monthly, and quarterly output for Flex and delivered to DST OT for printing.

DATACENTER RESPONSIBILITIES:

..    Loading the tapes for historical Nice Log pulls. Recorded calls are stored for a year.

G.   BROKER OPERATIONS

..    Responsible for the entry and maintenance of all Dealer Branch and Dealer
     Representative information

H.   YEAR END

Responsibilities include Tax Reporting for Scudder Trust Accounts:

..    Creation, duplication, and corrections of IRS Forms 5498 and 1099 for
     Scudder Trust Company Accounts on TA2000. (Excludes RPS' FlexPlan TaxPak year end processing which is outsourced to another vendor for printing and mailing of IRS form 1099.)

..    All data for reporting via form and magnetic media is maintained on and generated from the DST/DTG platform.

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I.   DST LIAISON TEAM (TA SYSTEMS)

DAILY SUPPORT

..    Daily transmissions going to and from DST for pricing outside funds, and transactions in Scudder & outside funds.
..    Ad Hoc reporting requests
..    Exchange option changes to allow plan exchanges across fund classes - we frequently have to remove and re-implement this system block as exchanges are not allowed between classes, but some plans have special permission to do so.

PROJECT SUPPORT

Responsible for the following updates and maintenance on the DST/DTG mainframe:

..    Coordination of certain new DST enhancement testing within all departments involved and the final rollout of enhancements. Depending upon the enhancement, this could be coordinated by the DB Transfer Agency Systems group. Coordination responsibility will be discussed and mutually agreed to for each enhancement.

..    Responsible for the purging and microfiching of all DST/DTG accounts.
     Retirement Plan Services follows the same purge criteria as the retail side.

J.   MSD (MANAGEMENT SERVICES DEPARTMENT)

..    Interface with DST regarding any enhancements training and maintenance needed to support the normal daily operation of the AWD application.

K.   EXCEPTION CONTROL PROCESSING (ECD)

..    Responsible for updating and building all Purchase Accumulation Buckets
     (PAF) for IRA rollovers or correction processing and B to A rolls. This involves all B and C share accounts. All PAF adjustments are processed on the DST/DTG mainframe.

L.   MICROFILM/RESEARCH

..    RPS requires access to microfilm/fiche readers so their employees can perform their own research. Microfilm/fiche will continue to be provided by DST at the transfer agent's expense.

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                                    EXHIBIT B

                            FULL SERVICE FEE SCHEDULE

                                                                                           ANNUAL         ANNUAL
ACCOUNT BREAKDOWN - DECEMBER 2002             KEMPER        SCUDDER          TOTAL          RATE           FEES
                                           ------------   ------------   ------------   ------------
OPEN ACCOUNTS:
  Level 3                                       707,721         54,802        762,523   $       2.70   $  2,058,812
  CPG                                            47,389              0         47,389   $       9.45   $    447,826
  IRA's                                         403,460        608,317      1,011,777   $       9.80   $  9,915,415
  Regular                                       667,669        790,644      1,458,313   $       9.50   $ 13,853,974
  Closed-End                                     20,945              0         20,945   $       8.75   $    183,269
                                           ------------   ------------   ------------                  ------------
Total Open Accounts                           1,847,184      1,453,763      3,300,947                    26,459,295

Closed Accounts                               1,417,836        528,589      1,946,425   $       0.50   $    973,213
Closed-End Closed Accounts                        4,076              0          4,076   $       2.50   $     10,190

Sub-Total Fees                                                                                         $ 27,442,698
Wholesale Draft Presentment                   1,987,123              0      1,987,123   $       0.25   $    496,781

Total Fees                                                                                             $ 27,939,478
Total Average Fees Per Open Account                                                                    $       8.46

On the Invoice given to the Fund Transfer Agent for each month during years 2 through 5 of this Agreement, DST will provide a credit against the Compensation payable to DST in the amount of one-twelfth of $.30 per billable open account on the TA2000 System during the applicable month.

FEE INCREASES

The fees and charges set forth in this Exhibit B shall increase annually upon each anniversary of this Agreement over the fees and charges during the prior 12 months in an amount not less than the annual percentage of change in the Consumer Price Index for all Urban Consumers ("CPI-U") in the Kansas City, Missouri-Kansas Standard Metropolitan Statistical Area, All Items, Base 1982-1984=100, as last reported by the U.S. Bureau of Labor Statistics for the 12 calendar months immediately preceding such anniversary. In the event that this Agreement was not signed as of the first day of the month, the fees and charges increase shall be effective as of the first day of the month immediately following the month during which the anniversary occurred.

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OPEN AND CLOSED ACCOUNTS FEES

The monthly fee for an open account shall be charged in the month during which an account is opened through the month in which such account is closed. The monthly fee for a closed account shall be charged in the month following the month during which such account is closed and shall cease to be charged in the month following the Purge Date, as hereinafter defined. The "Purge Date" for any year shall be any day after June 1st of that year, as selected by the Fund, provided that written notification is presented to DST at least forty-five (45) days prior to the Purge Date.

Copyright 2003 DST Systems, Inc.       68

                                    EXHIBIT C

                              REIMBURSABLE EXPENSES

(1)  GENERAL

     Forms
     Envelopes
     Checks
     Drafts
     Postage (to be paid in advance if so requested)
     Mailing Services
     Reports and Statements Specially Requested by the Fund Transfer Agent Computer Hardware and Software - specific to Fund Transfer Agent or installed at remote site at Fund's direction
     Telecommunications Equipment and Lines/Long Distance Charges
     Magnetic Tapes, Reels or Cartridges (if sent to the Fund Transfer Agent or to a third party at the Fund Transfer Agent's request)
     Magnetic Tape Handling Charges
     Microfiche/Microfilm/CD ROM
     Freight Charges
     Printing (including outside printing firms such as Output Technology, Inc.
          or DST Output, Inc.)
     Bank Wire and ACH Charges
     Proxy Processing - per proxy mailed not including postage
          Includes: Proxy Card
                    Printing
                    Outgoing Envelope
                    Return Envelope
                    Tabulation and Certification
     Tax Certification Mailings (e.g., W-8 & W-9) (Postage associated with the return envelope is included)
     Axciom Charges
     N.S.C.C. Communications Charge                    See below.
          (Fund/Serv and Networking)
     Record Storage (hardcopy/microfiche/on-call)
     Travel, Per Diem and other Billables Incurred by DST personnel traveling to, at and from the Fund Transfer Agent at the request of the Fund

(2)  NSCC FEES AND RELATED OUT-OF-POCKET EXPENSES

SETTLING BANK FEES

     The Fund Transfer Agent may be charged fees by the Settling Bank at which the net settlement account resides for monthly maintenance of this account. These are negotiated directly between the Fund Transfer Agent and the Settling Bank.

Copyright 2003 DST Systems, Inc.       69

NSCC PARTICIPANT FEES

     The NSCC charges $40 per month per management company for CPU access/shared line costs.

     A combined participant base fee of $200 per month is charged for the following services:

     FUND/SERV:

     The NSCC charges an activity charge of $.25 per inputted transaction. Transactions include purchases, redemptions and exchanges.

     Networking: The NSCC charges the following activity fee:

     .    $.02 per account for funds paying dividends on a monthly basis
     .    $.01 per account for funds paying dividends other than monthly

     Commission Settlement: The NSCC charges the following processing fee:

     . $.30 per hundred records, per month, for one to 500,000 records; there is a $50 per month minimum processing charge

     .    $.20 per hundred records, per month, for 500,001 to 1,000,000 records

     .    $.10 per hundred records, per month, for 1,000,001 records and above

     Note: Participant fees are cumulative when Fund/SERV, Networking and/or Commission Settlement are used in conjunction with each other.

Copyright 2003 DST Systems, Inc.       70

                                    EXHIBIT D

                  FUND TRANSFER AGENT'S POLICIES AND PROCEDURES

Policies and Procedures for Investment Checks

Correction Policy for Net Asset Value Errors

Statement of Fund Policy:  Redemption Draft Signature Verification

Anti-Money Laundering Policy

Privacy Policy

Transfer on Death Policy

Checkwriting Draft Policy

Third Party Check Policy

Legal Manual

As-of Transactions Correction Policy (To be Provided)

Copyright 2003 DST Systems, Inc.       71

                                    EXHIBIT E

                              AUTHORIZED PERSONNEL

     Pursuant to the Agency Agreement between the Fund Transfer Agent and DST (the "Agreement"), the Fund Transfer Agent authorizes the following Fund Transfer Agent personnel to provide instructions to DST, and receive inquiries from DST in connection with the Agreement:

Barb Wizer
-------------------------------------      ----------------------------------

David Markley
-------------------------------------      ----------------------------------

Mike Gallagher
-------------------------------------      ----------------------------------

-------------------------------------      ----------------------------------

-------------------------------------      ----------------------------------

-------------------------------------      ----------------------------------

-------------------------------------      ----------------------------------

This Exhibit may be revised by the Fund Transfer Agent by providing DST with a substitute Exhibit E. Any such substitute Exhibit E shall become effective twenty-four (24) hours after DST's receipt of the document and shall be incorporated into the Agreement.

ACKNOWLEDGMENT OF RECEIPT:

DST SYSTEMS, INC.                       SCUDDER INVESTMENTS SERVICE
                                        COMPANY

By:                                     By:
    ---------------------------------      ---------------------------------

Title:                                  Title:
       ------------------------------          -----------------------------

Date:                                   Date:
      -------------------------------         ------------------------------

Copyright 2003 DST Systems, Inc.       72

                                    EXHIBIT F

                DST FULL SERVICE - SERVICE LEVEL RECOMMENDATIONS

                                 OVERALL QUALITY
--------------------------------------------------------------------------------
                                                       AVG OF
DISTRIBUTION                   AVG OF    AVG OF TA    NQR BEST
   CHANNEL      TIME FRAME    NQR AVG      ACTUAL     IN CLASS    RECOMMENDATION
--------------------------------------------------------------------------------
Load            Q1/2000 -        94.2%        98.3%       99.2%
                Q2/2002

                Q2/2001 -        94.8%        98.2%       99.3%
                Q2/2002
                                                                   NQR Average
S Class         Q1/2000 -        94.8%        97.1%       98.1%   Plus 175 basis
                Q2/2002                                               points

                Q2/2001 -        95.2%        98.0%       98.6%
                Q2/2002

AARP            Q1/2000 -        94.8%        95.9%       98.1%
Class           Q2/2002

                Q2/2001 -        95.2%        97.8%       98.6%
                Q2/2002

                 TIMELINESS - FINANCIAL ITEMS PROCESSED SAME-DAY
--------------------------------------------------------------------------------
                                                       AVG OF
DISTRIBUTION                   AVG OF    AVG OF TA    NQR BEST
   CHANNEL      TIME FRAME    NQR AVG      ACTUAL     IN CLASS    RECOMMENDATION
--------------------------------------------------------------------------------
Load            Q1/2000 -        95.0%        93.7%      100.0%
                Q2/2002

                Q2/2001 -        95.3%        95.2%      100.0%
                Q2/2002

S Class         Q1/2000 -        92.8%        88.1%       98.8%
                Q2/2002                                               95%

                Q2/2001 -        95.2%        95.3%       99.4%
                Q2/2002

AARP            Q1/2000 -        92.8%        87.9%       98.8%
Class           Q2/2002

                Q2/2001 -        95.2%        96.2%       99.4%
                Q2/2002

Copyright 2003 DST Systems, Inc.       73

               TIMELINESS - NON-FINANCIAL ITEMS PROCESSED SAME-DAY
--------------------------------------------------------------------------------
                                                       AVG OF
DISTRIBUTION                   AVG OF    AVG OF TA    NQR BEST
   CHANNEL      TIME FRAME    NQR AVG      ACTUAL     IN CLASS    RECOMMENDATION
--------------------------------------------------------------------------------
Load            Q1/2000 -        70.9%        88.5%       96.9%
                Q2/2002

                Q2/2001 -        71.3%        89.1%       99.2%
                Q2/2002                                               80%

S Class         Q1/2000 -        67.9%        75.9%       92.7%
                Q2/2002

                Q2/2001 -        71.7%        93.2%       96.6%
                Q2/2002

AARP            Q1/2000 -        67.9%        75.2%       92.7%
Class           Q2/2002

                Q2/2001 -        71.7%        94.5%       96.6%
                Q2/2002

Copyright 2003 DST Systems, Inc.       74

                                    EXHIBIT G

C1Y - interface to SHAARK database                  Manual compensation adjustments

CentreVu CMS" for retrieving 800 ACD call           All areas with an 800# should require this app
information by split, etc.                          for reporting purposes.

D1X - TA Jobs/Processes on Chicago                  Jobs run by TA Systems on Chicago
Mainframe                                           Mainframe to support TA

Dataflex                                            Recon

DB Direct, DB Cash Reporter,                        Deutsche Bank custody wire processing
http://www.cib.db.com/gcm/services/

DB Webcinq   http://web-auth-int.db.com/            Deutsche Bank custody wire processing
scripts/logon.exe?subdir=db&refer=
http://services.gcm.gtb.cib.intranet.db.com/ci
nq/default.asp

F1R - New Account Labels                            Mktg uses to mail new acc packets

http://chintweb08.intra.scudder.com/                NetFunds
netfunds/ExplorerFrameset.asp

http://chintweb09/infonet/                          InfoNet home page

http://chintweb09/infonet/int_legal/                Intermediary legal home page
LegalManual/LegalManual2.htm

http://chintweb09/infonet/legal/default.htm         Scudder and AARP legal home page

http://intra.scudder.com/                           Training Service Home Page
trainingserviceskc/Default.asp

http://intra.scudder.com/                           Training Services Associate Resources
trainingserviceskc/KcTrain/
NewAssociateResources.asp

http://intra.scudder.com/                           Training Services Ops Update
trainingserviceskc/KcTrain/Ops.asp

http://nyc.gd.ds.gto.cib.intranet.db.com/           DB Global phone book
perl/searchx.perl?

http://www.deam-                                    Boston Fund Accounting daily prices
us.scudder.com/t/fundaccounting/
index.jhtml

Infotel                                             measures call volumes in KC from a Chicago server

L1G - Legal                                         legal manual pulled into trans process

M1G - Dup database                                  sent to DB mainframe for downstream systems

Copyright 2003 DST Systems, Inc.       75

MAX                                                 TA general sales queries

QPMaxNT                                             Qualified Plan sales reporting system

Rightfax Outbound Client v6.0                       Outbound faxing done via Chicago fax server

Scudder Pricing                                     Price file from Fund Accounting in Boston
                                                    downloaded to fax server and sent out to Notes
                                                    distribution list

Security

Siebel Sales 2000                                   CRM used by CPG Group

Siebel Sales 2000 Test                              CRM used by CPG Group

SRS Compass (same as Compass listed as a 'No'?)     Daily Trade reports and Archives

Sweeptech                                           Farm Credit

Mobius Document Direct v2.2                         GUI viewer for Mobius documents/1/

Mobius Application Suite v1.2 View Direct           GUI interface for searching DTG
                                                    statements/forms/1/

Intranet/Data Access                                .   Deutsche Bank will provide DST the
                                                        ability to utilize the Deutsche network as a
                                                        transport to the Deutsche Banks specific
                                                        intranet sites currently accessed in order to
                                                        perform normal daily functions. Intranet
                                                        (network access will be limited to those
                                                        Deutsche technical security controls and
                                                        network infrastructure limitations existing
                                                        prior to change of control)

                                                    .   Deutsche is providing network
                                                        connectivity to the Intranet "AS IS" and is
                                                        not obligated to enhance or modify its
                                                        network infrastructure in any manner

                                                    .   DST employees must use network
                                                        connectivity in a manner consistent with
                                                        those practices used prior to change of
                                                        control.

-----------
/1/ DST and the Fund Transfer Agent agree to work together in good faith to make provisions for the payment of any fees required by Mobius for access to such applications.

Copyright 2003 DST Systems, Inc.       76

                   APPENDIX I TO THE REMOTE SERVICE AGREEMENT

I.   CLOSED END FUNDS

The Brazil Fund
Scudder Global High Income
The Korea Fund
Montgomery Street Income Securities
Scudder New Asia
Scudder Intermediate Gov't Trust
Scudder High Income Trust
Scudder Municipal Income Trust
Scudder Multi-Market Income Trust
Scudder Strategic Municipal Income Trust
Scudder Strategic Income Trust
Scudder RREEF Real Estate Fund

Copyright 2003 DST Systems, Inc.       77

II.  FUNDS SPONSORED BY FUND TRANSFER AGENT OR FUND TRANSFER AGENT'S AFFILIATES
     A. DTG List - Funds

                                                                             FUND
           MGMT                                                              SHORT       SHARE
 FUND #     CO                       FUND LONG NAME                          NAME        CLASS          CUSIP             QUOTRON
---------------------------------------------------------------------------------------------------------------------------------
    1       SS   SCUDDER TECHNOLOGY FUND-A                                   TECA          A          81123F108            KTCAX
    2       SS   SCUDDER TOTAL RETURN FUND-A                                 KTRA          A          81123H104            KTRAX
    3       SS   SCUDDER GROWTH FUND-A                                       KGFA          A          81115H104            KGRAX
    4       SS   SCUDDER DYNAMIC GROWTH FUND-A                               KSCA          A          811197102            KSCAX
    5       SS   KEMPER INCOME & CAPITAL PRESERVATION-A                      ICPA          A          488412107            KICAX
    6       SS   SCUDDER MONEY MARKET FUND                                   SMMF         N/A         81118M100            KMMXX
    7       SS   KEMPER MUNICIPAL BOND FUND-A                                KMBA          A          488419201            KMBAX
    8       SS   SCUDDER HIGH INCOME FUND-A                                  SHIA          A          81115L105            KHYAX
    9       SS   SCUDDER CA TAX-FREE INCOME FUND-A                           CATA          A          811204106            KCTAX
   10       SS   SCUDDER STRATEGIC INCOME FUND-A                             SIFA          A          81123J100            KSTAX
   11       SS   SCUDDER GOVT. MONEY FUND                                    SGMF         N/A         81118M209            KEGXX
   12       IP   KIP-GROWTH INITIAL PORTFOLIO                                GR-I         N/A         487902108            KPGWX
   13       IP   KIP-HIGH YIELD INITIAL PORTFOLIO                            HY-I         N/A         487902207            KPHYX
   14       IP   KIP-MONEY MARKET INITIAL PORTFOLIO                          MM0I         N/A         487902306             N/A
   15       SS   SCUDDER INSURED MONEY ACCT PROGRAM                          SIMA         N/A            N/A                N/A
   16       SS   KEMPER QUANTITATIVE EQUITY FUND - A                         KQEA          A          48842E100            KQEAX
   17       SS   CEF - MONEY MARKET PORTFOLIO                                CEFM         N/A         147543102             N/A
   18       SS   SCUDDER US GOVERNMENT SECURITIES FUND-A                     KGSA          A          81123L105            KUSAX
   19       SS   KEMPER INTERNATIONAL FUND-A                                 KIFA          A         4884151000            KITAX
   20       SS   INVESTORS MONEYACCOUNT B                                    IMAB         N/A            N/A                N/A
   21       SS   INVESTORS MICHIGAN MUNICIPAL CASH FUND                      IMIC         N/A         461916504            IMIXX
   22       SS   SCUDDER NEW EUROPE FUND - A                                 KNEA          A          81118E108            KNEAX
   23       SS   CEF-GOVERNMENT SECURITIES PORTFOLIO                         CEFG         N/A         147543201             N/A
   24       SS   TAX EXEMPT NEW YORK MONEY MARKET FUND                       TXNY         N/A         461916108             N/A

           MGMT                                                                                          STATUS
 FUND #     CO                       FUND LONG NAME                      TIN             CATEGORY         CODE        LIVE DATE
--------------------------------------------------------------------------------------------------------------------------------
    1       SS   SCUDDER TECHNOLOGY FUND-A                            36-6051878          Scudder          1          09071948
    2       SS   SCUDDER TOTAL RETURN FUND-A                          36-6103490          Scudder          1          03021964
    3       SS   SCUDDER GROWTH FUND-A                                36-6139662          Scudder          1          04041966
    4       SS   SCUDDER DYNAMIC GROWTH FUND-A                        36-2668415          Scudder          1          02201969
    5       SS   KEMPER INCOME & CAPITAL PRESERVATION-A               36-2797860          Kemper           2          04151974
    6       SS   SCUDDER MONEY MARKET FUND                            36-2809723           MMKT            1          11251974
    7       SS   KEMPER MUNICIPAL BOND FUND-A                         36-2896696          Kemper           2          04201976
    8       SS   SCUDDER HIGH INCOME FUND-A                           36-2955386          Scudder          1          01261978
    9       SS   SCUDDER CA TAX-FREE INCOME FUND-A                    36-3221104          Scudder          1          02171983
   10       SS   SCUDDER STRATEGIC INCOME FUND-A                      36-2921989          Scudder          1          06231977
   11       SS   SCUDDER GOVT. MONEY FUND                             36-3150806           MMKT            1          11301981
   12       IP   KIP-GROWTH INITIAL PORTFOLIO                         36-3534358          Kemper           2           020684
   13       IP   KIP-HIGH YIELD INITIAL PORTFOLIO                     36-3553193          Kemper           2           020684
   14       IP   KIP-MONEY MARKET INITIAL PORTFOLIO                   36-3534356          Kemper           2           020684
   15       SS   SCUDDER INSURED MONEY ACCT PROGRAM                   43-0995254            IMA            1          01011900
   16       SS   KEMPER QUANTITATIVE EQUITY FUND - A                  36-4038832          Kemper           2          02151996
   17       SS   CEF - MONEY MARKET PORTFOLIO                         36-3414264            CPG            1          01011900
   18       SS   SCUDDER US GOVERNMENT SECURITIES FUND-A              36-3060398          Scudder          1          10011979
   19       SS   KEMPER INTERNATIONAL FUND-A                          36-3124258          Kemper           2          05211981
   20       SS   INVESTORS MONEYACCOUNT B                             43-0995254            IMA            2          01011900
   21       SS   INVESTORS MICHIGAN MUNICIPAL CASH FUND               36-4215544            CPG            1          03151998
   22       SS   SCUDDER NEW EUROPE FUND - A                          13-3557060          Scudder          1          05011996
   23       SS   CEF-GOVERNMENT SECURITIES PORTFOLIO                  36-3414269            CPG            1          01011900
   24       SS   TAX EXEMPT NEW YORK MONEY MARKET FUND                36-3709933            CPG            1          01011900

           MGMT                                                        CLOSED FOR/   CHANGE    MERGE
 FUND #     CO                       FUND LONG NAME                       DATE        DATE      DATE
------------------------------------------------------------------------------------------------------
    1       SS   SCUDDER TECHNOLOGY FUND-A
    2       SS   SCUDDER TOTAL RETURN FUND-A
    3       SS   SCUDDER GROWTH FUND-A
    4       SS   SCUDDER DYNAMIC GROWTH FUND-A                                     10152001
    5       SS   KEMPER INCOME & CAPITAL PRESERVATION-A                 To 463                06222001
    6       SS   SCUDDER MONEY MARKET FUND                                         04062002
    7       SS   KEMPER MUNICIPAL BOND FUND-A                           to 466                06082001
    8       SS   SCUDDER HIGH INCOME FUND-A                                        10072002
    9       SS   SCUDDER CA TAX-FREE INCOME FUND-A
   10       SS   SCUDDER STRATEGIC INCOME FUND-A
   11       SS   SCUDDER GOVT. MONEY FUND                                          04062002
   12       IP   KIP-GROWTH INITIAL PORTFOLIO                          05271994
   13       IP   KIP-HIGH YIELD INITIAL PORTFOLIO                      05271994
   14       IP   KIP-MONEY MARKET INITIAL PORTFOLIO                    05271994
   15       SS   SCUDDER INSURED MONEY ACCT PROGRAM                                01022001
   16       SS   KEMPER QUANTITATIVE EQUITY FUND - A                    To 31                 02051999
   17       SS   CEF - MONEY MARKET PORTFOLIO
   18       SS   SCUDDER US GOVERNMENT SECURITIES FUND-A
   19       SS   KEMPER INTERNATIONAL FUND-A                            To 468                06152001
   20       SS   INVESTORS MONEYACCOUNT B                              11032000
   21       SS   INVESTORS MICHIGAN MUNICIPAL CASH FUND
   22       SS   SCUDDER NEW EUROPE FUND - A
   23       SS   CEF-GOVERNMENT SECURITIES PORTFOLIO
   24       SS   TAX EXEMPT NEW YORK MONEY MARKET FUND

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                     FUND
           MGMT                                                      SHORT     SHARE
 FUND #     CO                       FUND LONG NAME                  NAME      CLASS         CUSIP      QUOTRON          TIN
-------------------------------------------------------------------------------------------------------------------------------
   25       SS   TAX-EXEMPT CALIFORNIA MONEYMARKET FUND              TXCA       N/A        876934100       N/A       36-3508336
   26       SS   SCUDDER NY TAX-FREE INCOME FUND-A                   NYTA        A         811204403      KNTAX      36-6414265
   27       SS   SCUDDER FL TAX-FREE INCOME FUND-A                   FLTA        A         811204205      KFLAX      36-3752998
   28       SS   KSTIS KEMPER OH TAX-FREE INCOME FUND-A              OHTA        A         488424508      KOHAX      36-3876487
   29       SS   SCUDDER TAX-EXEMPT MONEY FUND                       STMF       N/A        81118M308      KXMXX      36-3528558
   30       SS   KEMPER SHORT-TERM US GOVERNMENT FUND-A              STGA        A         48842K106      KSGAX      36-3528556
   31       SS   SCUDDER BLUE CHIP FUND-A                            BCFA        A         81111P100      KBCAX      36-3542349
   32       SS   KEMPER GOLD FUND                                    GOLD       N/A      Not available    KGDFX      36-3554929
   33       SS   KEMPER GLOBAL INCOME FUND-A                         GIFA        A         48841D103      KGIAX      36-3657086
   34       IP   KIP-DIVERSIFIED INCOME INITIAL PORTFOLIO            DIVI       N/A        487902405      KPDIX      36-3534359
   35       IP   KIP-TOTAL RETURN INITIAL PORTFOLIO                  TR-I       N/A        487902603      KPTRX      36-3534349
   36       IP   KIP-SHORT-INTERMEDIATE GOVT INITIAL                 STGI       N/A        487902702      KPSIX      36-3615079
   37       IP   KP-SHORT-TERM GLOBAL INCOME INITIAL                 STGI       N/A        487902801      KPSGX      36-3747056
   38       IP   KIP-SMALL CAP EQUITY INITIAL PORTFOLIO              SCEI       N/A        487902793      KPSCX      36-3847905
   39       SS   INVESTORS FLORIDA MUNICIPAL CASH FUND               IFMC       N/A        461916207       N/A       36-4151011
   40       SS   INVESTORS NEW JERSEY MUNICIPAL CASH FD              INJM       N/A        461916306       N/A       36-4151008
   41       IP   KIP-GOVERNMENT INITIAL PORTFOLIO                    GVTI       N/A        487902504       N/A       36-3534354
   42       SS   INVESTORS PENNSYLVANIA MUNI CASH FD                 IPMC       N/A        461916405       N/A       36-4151010
   43       SS   ICT - TREASURY PORTFOLIO                            ICTP       N/A        461473209       N/A       36-3790101
   44       SS   ICT - GOVERNMENT SECURITIES PORTFOLIO               ICTG       N/A        461473100       N/A       36-3708479
   45       SS   CEF-TAX-EXEMPT PORTFOLIO                            CEFT       N/A        876922105       N/A       36-3177546
   46       SS   CAT-MONEY MARKET PORTFOLIO                          CATM       N/A        147539100       N/A       37-1259201
   47       SS   CAT-GOVERNMENT SECURITIES PORTFOLIO                 CATG       N/A        147539209       N/A       37-1259202
   48       SS   CAT-TAX-EXEMPT PORTFOLIO                            CATX       N/A        147539308       N/A       37-1259204
   49       SS   PREMIER MONEY MARKET SHARES                         CTPM       N/A           N/A          N/A       37-1259201
   50       SS   SCUDDER TARGET 2010 FUND                            TGF1       N/A        81123E101      KRFAX      36-3682465
   51       SS   KEMPER ENVIRONMENTAL SERVICES FUND                  KESF       N/A        48840N102      KESFX      36-3697522
   52       SS   SCUDDER TARGET 2011 FUND                            TGF2       N/A        81123E200      KRFBX      36-3720753
   53       SS   SCUDDER TARGET 2012 FUND                            TGF3       N/A        81123E309      KRFCX      36-3809455
   54       SS   SCUDDER RETIREMENT FUND - SERIES IV                 KRF4       N/A        81123E408      KRFDX      36-3865611

           MGMT                                                            STATUS                CLOSED FOR/      CHANGE     MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY      CODE     LIVE DATE      DATE           DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   25       SS   TAX-EXEMPT CALIFORNIA MONEYMARKET FUND           CPG         1       01011900
   26       SS   SCUDDER NY TAX-FREE INCOME FUND-A              Scudder       1       12311985
   27       SS   SCUDDER FL TAX-FREE INCOME FUND-A              Scudder       1       04251991
   28       SS   KSTIS KEMPER OH TAX-FREE INCOME FUND-A         Kemper        2       03221993        To 466                06082001
   29       SS   SCUDDER TAX-EXEMPT MONEY FUND                   MMKT         1       09101987                   04062002
   30       SS   KEMPER SHORT-TERM US GOVERNMENT FUND-A         Kemper        2       09011987        To 422                06222001
   31       SS   SCUDDER BLUE CHIP FUND-A                       Scudder       1       11231987
   32       SS   KEMPER GOLD FUND                               Kemper        2       03011988       07311991
   33       SS   KEMPER GLOBAL INCOME FUND-A                    Kemper        2       10011989        To 461                06152001
   34       IP   KIP-DIVERSIFIED INCOME INITIAL PORTFOLIO       Kemper        2       10261984       05271994
   35       IP   KIP-TOTAL RETURN INITIAL PORTFOLIO             Kemper        2       11151986       05271994
   36       IP   KIP-SHORT-INTERMEDIATE GOVT INITIAL            Kemper        2       02011998       05271994
   37       IP   KP-SHORT-TERM GLOBAL INCOME INITIAL            Kemper        2       02011991       08261994
   38       IP   KIP-SMALL CAP EQUITY INITIAL PORTFOLIO         Kemper        2       10011992       05271994
   39       SS   INVESTORS FLORIDA MUNICIPAL CASH FUND            CPG         1       05151997
   40       SS   INVESTORS NEW JERSEY MUNICIPAL CASH FD           CPG         1       05151997
   41       IP   KIP-GOVERNMENT INITIAL PORTFOLIO               Kemper        2       10261984       05271994
   42       SS   INVESTORS PENNSYLVANIA MUNI CASH FD              CPG         1       05151997
   43       SS   ICT - TREASURY PORTFOLIO                         CPG         1       01011900
   44       SS   ICT - GOVERNMENT SECURITIES PORTFOLIO            CPG         1       01011900
   45       SS   CEF-TAX-EXEMPT PORTFOLIO                         CPG         1       01011900
   46       SS   CAT-MONEY MARKET PORTFOLIO                       CPG         1       01011900
   47       SS   CAT-GOVERNMENT SECURITIES PORTFOLIO              CPG         1       01011900
   48       SS   CAT-TAX-EXEMPT PORTFOLIO                         CPG         1       01011900
   49       SS   PREMIER MONEY MARKET SHARES                  CPG-retail      1       01151999       11041999
   50       SS   SCUDDER TARGET 2010 FUND                     Retirement      3       02051990      Purchases
   51       SS   KEMPER ENVIRONMENTAL SERVICES FUND             Kemper        2       05251990       08261994
   52       SS   SCUDDER TARGET 2011 FUND                     Retirement      3       09101990      Purchases    02282002
   53       SS   SCUDDER TARGET 2012 FUND                     Retirement      1       03101992       reopened    02192002
   54       SS   SCUDDER RETIREMENT FUND - SERIES IV          Retirement      3       01151993      Purchases

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                     FUND
           MGMT                                                      SHORT     SHARE
 FUND #     CO                 FUND LONG NAME                        NAME      CLASS       CUSIP         QUOTRON         TIN
-------------------------------------------------------------------------------------------------------------------------------
   55       SS   SCUDDER RETIREMENT FUND - SERIES V                  KRF5       N/A      81123E507        KRFEX      36-3920547
   56       SS   SCUDDER RETIREMENT FUND - SERIES VI                 KRF6       N/A      81123E705        KRFFX      36-4017911
   57       SS   SCUDDER RETIREMENT FUND - SERIES VII                KRF7       N/A      81123E804        KRFGX      36-4151007
   58       SS   SCUDDER YIELDWISE GOVT. MONEY FUND                  SYGF       N/A      81124A207        SYGXX      36-4257920
   60       SS   KEMPER HORIZON 20+ PORTFOLIO-A                      H20A        A       48841J100        KHOAX      36-4066435
   61       SS   KEMPER HORIZON 10+ PORTFOLIO-A                      H10A        A       48841J209        KHRAX      36-4066436
   62       SS   KEMPER HORIZON 5 PORTFOLIO-A                        H05A        A       48841J308        KHZAX      36-4066437
   63       SS   KSTIS KEMPER TX TAX-FREE INCOME FUND-A              TXTA        A       488424409        KTXAX      36-3791602
   64       SS   INVESTORS MONEY ACCOUNT - 3                         IMA3       N/A         N/A            N/A       43-0995254
   65       SS   KEMPER SHORT-TERM GLOBAL INCOME FUND                KSTG       N/A      48842H103        KSGIX      36-3735289
   66       SS   BANKERS GIC TRUST                                   GIC        N/A      GIC TRUST         N/A       13-6043638
   67       SS   SCUDDER YIELDWISE MUNI MONEY FUND                   SYUF       N/A      81124A306        SYUXX      36-4257919
   68       SS   KSTIS KEMPER MI TAX-FREE INCOME FUND-A              MITA        A       488424813        KMIAX      36-4007888
   69       SS   KSTIS KEMPER NJ TAX-FREE INCOME FUND-A              NJTA        A       488424771        KNJAX      36-4007890
   70       SS   KSTIS KEMPER PA TAX-FREE INCOME FUND-A              PATA        A       488424748        KPNAX      36-4007892
   71       SS   KEMPER U S MORTGAGE FUND-A                          USMA        A       487902843        KUMAX      36-3534354
   72       SS   KEMPER ASIAN GROWTH FUND - A                        KAGA        A       487912107        KANAX      36-4104796
   73       SS   SCUDDER AGGRESSIVE GROWTH FUND - A                  AGGA        A       81111M107        KGGAX      36-4118750
   74       SS   SCUDDER CASH RESERVES FUND-A                        CRA         A       811195403         N/A       36-3534356
   75       SS   KEMPER HIGH YIELD OPPORTUNITY FUND - A              HYOA        A       488411505        KYOAX      36-4176583
   76       SS   KEMPER SHORT-INTERMEDIATE GOVT FUND-A               SIGA        A       487902827        KSIAX      36-3615079
   77       SS   KEMPER INTERMEDIATE MUNCIPAL BOND-A                 KIMA        A       488419607        KIMAX      36-3974836
   78       SS   KEMPER SMALL CAP RELATIVE VALUE FUND-A              SRVA        A       487918104        KSRAX      36-4223627
   79       SS   KEMPER VALUE FUND-A                                 VALA        A       920390200        KVLAX      04-3174738
   80       SS   SCUDDER YIELDWISE MONEY FUND                        SYMF       N/A      81124A108        SYWXX      36-4151005
   81       SS   SCUDDER WORLDWIDE 2004 FUND                         KW04       N/A      81123E606        KWIVX      36-4151005
   82       SS   KEMPER CLASSIC GROWTH FUND - A                      CGRA        A       460965205        KCGAX      04-3323039
   83       SS   SCUDDER GLOBAL DISCOVERY FUND - A                   CGSA        A       378947600        KGDAX      13-3628802
   84       SS   SCUDDER-DREMAN FINANCIAL SERVICES FND-A             DFSA        A       81114P107        KDFAX      36-4210631
   85       SS   SCUDDER FOCUS VALUE PLUS GROWTH FUND-A              KVGA        A       81114W102        KVGAX      36-4043718

           MGMT                                                            STATUS                CLOSED FOR/      CHANGE     MERGE
 FUND #     CO               FUND LONG NAME                    CATEGORY     CODE     LIVE DATE      DATE           DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   55       SS   SCUDDER RETIREMENT FUND - SERIES V           Retirement      3       11151993      Purchases
   56       SS   SCUDDER RETIREMENT FUND - SERIES VI          Retirement      3       05011995      Purchases
   57       SS   SCUDDER RETIREMENT FUND - SERIES VII         Retirement      3       05011997      Purchases
   58       SS   SCUDDER YIELDWISE GOVT. MONEY FUND              MMKT         1       11181998                   04062002
   60       SS   KEMPER HORIZON 20+ PORTFOLIO-A                 Kemper        2       12291995        To 02                 06082001
   61       SS   KEMPER HORIZON 10+ PORTFOLIO-A                 Kemper        2       12291995        To 02                 06082001
   62       SS   KEMPER HORIZON 5 PORTFOLIO-A                   Kemper        2       12291995        To 02                 06082001
   63       SS   KSTIS KEMPER TX TAX-FREE INCOME FUND-A         Kemper        2       11011991       11241998
   64       SS   INVESTORS MONEY ACCOUNT - 3                      IMA         2       01011900       11032000
   65       SS   KEMPER SHORT-TERM GLOBAL INCOME FUND           Kemper        2       10291990       08261994
   66       SS   BANKERS GIC TRUST                                GIC         3       03171995
   67       SS   SCUDDER YIELDWISE MUNI MONEY FUND               MMKT         1       11181998                   04062002
   68       SS   KSTIS KEMPER MI TAX-FREE INCOME FUND-A         Kemper        2       03151995       11241998
   69       SS   KSTIS KEMPER NJ TAX-FREE INCOME FUND-A         Kemper        2       03151995       11241998
   70       SS   KSTIS KEMPER PA TAX-FREE INCOME FUND-A         Kemper        2       03151995       11241998
   71       SS   KEMPER U S MORTGAGE FUND-A                     Kemper        2       01101992        To 18                 05252001
   72       SS   KEMPER ASIAN GROWTH FUND - A                   Kemper        2       10211996        To 473                05252001
   73       SS   SCUDDER AGGRESSIVE GROWTH FUND - A             Scudder       1       12311996
   74       SS   SCUDDER CASH RESERVES FUND-A                   Scudder       1       01101992                   02012001
   75       SS   KEMPER HIGH YIELD OPPORTUNITY FUND - A         Kemper        2       10011997        To 463                06222001
   76       SS   KEMPER SHORT-INTERMEDIATE GOVT FUND-A          Kemper        2       01101992        To 30                 02051999
   77       SS   KEMPER INTERMEDIATE MUNCIPAL BOND-A            Kemper        2       11011994        To 445                06082001
   78       SS   KEMPER SMALL CAP RELATIVE VALUE FUND-A         Kemper        2       05061998       05262000
   79       SS   KEMPER VALUE FUND-A                            Kemper        2       04161998        To 449                06222001
   80       SS   SCUDDER YIELDWISE MONEY FUND                    MMKT         1       04171997                   04062002
   81       SS   SCUDDER WORLDWIDE 2004 FUND                  Retirement      3       05031994
   82       SS   KEMPER CLASSIC GROWTH FUND - A                 Kemper        2       04161998        To 498                06222001
   83       SS   SCUDDER GLOBAL DISCOVERY FUND - A              Scudder       1       04161998
   84       SS   SCUDDER-DREMAN FINANCIAL SERVICES FND-A        Scudder       1       03091998
   85       SS   SCUDDER FOCUS VALUE PLUS GROWTH FUND-A         Scudder       1       10161995

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT      SHARE
 FUND #     CO                   FUND LONG NAME                  NAME       CLASS      CUSIP           QUOTRON             TIN
------------------------------------------------------------------------------------------------------------------------------------
   86       SS   SCUDDER CONTRARIAN FUND - A                      CNTA        A      81123U105            KDCAX          22-2958460
   87       SS   SCUDDER-DREMAN HIGH RETURN EQ FUND-A             DHRA        A      81123U204            KDHAX          22-2958719
   88       SS   SCUDDER-DREMAN SMALL CAP VALUE FUND - A          SCVA        A      81123U303            KDSAX          22-3172951
   89       SS   KEMPER-DREMAN FIXED INCOME FUND                  DFIF        A      48840B884        Not available      22-2958724
   90       FF   FARMERS MONEY MARKET PORTFOLIO                   CTFM       N/A        N/A                N/A           37-1259201
   91       SS   KEMPER US GROWTH AND INCOME FUND - A             GRIA        A      487915100            KUGAX          36-4206228
   92       SS   KEMPER GLOBAL BLUE CHIP FUND - A                 GBCA        A      487916108            KGLAX          36-4198871
   93       SS   KEMPER INTERNATIONAL GR AND INC FUND-A           IGIA        A      487916207            KIGAX          36-4198870
   94       SS   KEMPER EMERGING MARKET INCOME FUND - A           EMIA        A      487916306            KEIAX          36-4198868
   95       SS   KEMPER EMERGING MARKET GROWTH FUND - A           EMGA        A      487916405            KEGAX          36-4198866
   96       SS   KEMPER LATIN AMERICA FUND - A                    LAMA        A      487916504            KLAAX          36-4198865
   97       SS   PREMIUM RESERVE MM SHARES                        RMMS       N/A     147539407            CXPXX          37-1259201
   100      VA   SVS II INVESTMENT GRADE BOND-B                   GRBB        B      81223X331             N/A           36-4066431
   101      VA   SVS II MFS STRATEGIC VALUE B                     MSVB        B      81123X349             N/A           02-0579625
   102      VA   SVS II MFS STRATEGIC VALUE A                     MSVA        A      81123X356             N/A           02-0579625
   103      VA   SVS II DAVIS VENTURE VALUE-B                     DVVB        B      81123X380             N/A           04-3559077
   104      VA   SVS II OAK STRAT EQUITY-B                        OSEB        B      81123X398             N/A           04-3559076
   105      VA   SVS II TURNER MIDCAP GRO-B                       TMGB        B      81123X414             N/A           04-3559075
   106      VA   SVS II INDEX-B                                   I50B        B      81123X422             N/A           44-6576938
   107      VA   SVS GOVERNMENT SECURITIES                        GOVT       N/A     81123X406             N/A           36-3521321
   108      VA   SVS SMALL CAP GROWTH                             CPGR       N/A     81123X745             N/A           36-3950292
   109      VA   SVS INVESTMENT GRADE BOND                        GRBD       N/A     81123X505             N/A           36-4066431
   110      VA   SVS DREMAN FINANCIAL SERVICES                    DRFS       N/A     81123X307             N/A           36-4222258
   111      VA   SVS GLOBAL BLUE CHIP                             SGBC       N/A     81123X828             N/A           36-4222260
   112      IP   KIP-GROWTH PREMIER PORTFOLIO                     GR-P       N/A     487902884            KZGWX          36-3534358
   113      IP   KIP-HIGH YIELD PREMIER PORTFOLIO                 HY-P       N/A     487902876            KZHYX          36-3553193
   114      IP   KIP-MONEY MARKET PREMIER PORTFOLIO               MM-P       N/A     487902868             N/A           36-3534356
   115      SS   KEMPER HIGH YIELD FUND II - A                    HY2A        A      48841X109            KHIAX          36-4257921
   116      VA   SVS II JANUS GROWTH OPP-B                        JGOB        B      81123X430        Not available    Not available
   117      SS   SCUDDER INTERNATIONAL RESEARCH FUND -A           KIRA        A      81116K403            KIRAX          36-3683817

           MGMT                                                            STATUS                 CLOSED FOR/      CHANGE     MERGE
 FUND #     CO               FUND LONG NAME                    CATEGORY     CODE     LIVE DATE       DATE           DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   86       SS   SCUDDER CONTRARIAN FUND - A                    Scudder       1       03181988
   87       SS   SCUDDER-DREMAN HIGH RETURN EQ FUND-A           Scudder       1       03181988
   88       SS   SCUDDER-DREMAN SMALL CAP VALUE FUND - A        Scudder       1       05221992                   01182002
   89       SS   KEMPER-DREMAN FIXED INCOME FUND                Kemper        2       09111995      10161995
   90       FF   FARMERS MONEY MARKET PORTFOLIO                 Farmers       2       01151999       To 97                  04062001
   91       SS   KEMPER US GROWTH AND INCOME FUND - A           Kemper        2       01301998       To 464                 06082001
   92       SS   KEMPER GLOBAL BLUE CHIP FUND - A               Kemper        2       12311997       To 407                 06152001
   93       SS   KEMPER INTERNATIONAL GR AND INC FUND-A         Kemper        2       12311997      05262000
   94       SS   KEMPER EMERGING MARKET INCOME FUND - A         Kemper        2       12311997      05262000
   95       SS   KEMPER EMERGING MARKET GROWTH FUND - A         Kemper        2       01091998      02232001
   96       SS   KEMPER LATIN AMERICA FUND - A                  Kemper        2       12311997      01038011
   97       SS   PREMIUM RESERVE MM SHARES                    CPG-retail      1       04011999
   100      VA   SVS II INVESTMENT GRADE BOND-B                 Scudder       1       07012002
   101      VA   SVS II MFS STRATEGIC VALUE B                   Scudder       1       07012002
   102      VA   SVS II MFS STRATEGIC VALUE A                   Scudder       1       05012002
   103      VA   SVS II DAVIS VENTURE VALUE-B                   Scudder       1       07012002
   104      VA   SVS II OAK STRAT EQUITY-B                      Scudder       1       07012002
   105      VA   SVS II TURNER MIDCAP GRO-B                     Scudder       1       07012002
   106      VA   SVS II INDEX-B                                 Scudder       1       07012002
   107      VA   SVS GOVERNMENT SECURITIES                      Scudder       1       05012001
   108      VA   SVS SMALL CAP GROWTH                           Scudder       1       05012001
   109      VA   SVS INVESTMENT GRADE BOND                      Scudder       1       05012001
   110      VA   SVS DREMAN FINANCIAL SERVICES                  Scudder       1       05012001
   111      VA   SVS GLOBAL BLUE CHIP                           Scudder       1       05012001
   112      IP   KIP-GROWTH PREMIER PORTFOLIO                   Kemper        2       01101992      05271994
   113      IP   KIP-HIGH YIELD PREMIER PORTFOLIO               Kemper        2       01101992      05271994
   114      IP   KIP-MONEY MARKET PREMIER PORTFOLIO             Kemper        2       01101992      05271994
   115      SS   KEMPER HIGH YIELD FUND II - A                  Kemper        2       12011998       To 08                  05252001
   116      VA   SVS II JANUS GROWTH OPP-B                      Scudder       1       07012002
   117      SS   SCUDDER INTERNATIONAL RESEARCH FUND -A         Kemper        2       12141998      05172002     04102000

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                              FUND
           MGMT                                               SHORT      SHARE
 FUND #     CO                   FUND LONG NAME               NAME       CLASS      CUSIP           QUOTRON               TIN
---------------------------------------------------------------------------------------------------------------------------------
   118      VA   SVS AGGRESSIVE GROWTH                         AGGR       N/A     81123X695            N/A             36-4290507
   119      VA   SVS TECHNOLOGY GROWTH                         TECH       N/A     81123X752            N/A             36-4290509
   120      SS   SCUDDER RESEARCH FUND-A                       RSHA        A      811166404           SRHAX            36-4265534
   121      SS   SCUDDER FOCUS GROWTH FUND-A                   FGRA        A      811166107           SDDAX            36-4265535
   122      SS   KEMPER NEW EUROPE FUND - M                    KNEM        M      48841Y404           KNEUX            13-3557060
   123      SS   KEMPER SMALL CAP VALUE + GROWTH FUND-A        SVGA        A      811166875           KSBAX            36-4265537
   124      SS   SCUDDER FLOATING RATE FUND - A                KFRA        A      81114M104            N/A             36-4294581
   126      VA   SVS GROWTH AND INCOME                         SGIN       N/A     81123X802       Not available        04-3488243
   127      VA   SVS FOCUSED LARGE CAP GROWTH                  FLGC       N/A     81123X877       Not available        04-3488245
   128      VA   SVS STRATEGIC INCOME                          SVSI       N/A     81123X794       Not available        36-4151014
   129      VA   SVS DREMAN HIGH RETURN                        SDHR       N/A     81123X208       Not available        36-4222257
   130      VA   SVS GROWTH OPPORTUNITIES                      SGRO       N/A     81123X885       Not available        04-3488242
   131      VA   SVS HIGH YIELD                                SVHY       N/A     81123X604       Not available        36-3521315
   132      VA   SVS GROWTH                                    SGRT       N/A     81123X786       Not available        36-3521317
   133      VA   SVS MONEY MARKET                              SVMM       N/A     81123X109            N/A             36-3521316
   134      IP   KIP-DIVERSIFIED INCOME PREMIER PORTFOLIO      DIVP       N/A     487902850           KZDIX            36-3534359
   135      IP   KIP-TOTAL RETURN PREMIER PORTFOLIO            TR-P       N/A     487902835           KZTRX            36-3534349
   136      IP   KIP-SHORT-INTERMEDIATE GOVT PREMIER           SIGP       N/A     487902827           KZSIX            36-3615079
   137      IP   KIP-SHORT-TERM GLOBAL INCOME PREMIER          STGP       N/A     487902819           KZSGX            36-3747056
   138      IP   KIP-SMALL CAP EQUITY PREMIER PORTFOLIO        SCEP       N/A     487902785           KPSCX            36-3847905
   141      IP   KIP-GOVERNMENT PREMIER PORTFOLIO              GVTP       N/A     487902843           KZGPX            36-3534354
   142      VA   SVS VALUE FUND                                SVAL       N/A     81123X836       Not available        36-4066432
   143      VA   SVS SMALL CAP VALUE                           SCAP       N/A     81123X778       Not available        36-4066433
   144      SS   SCUDDER GOV'T CASH INST SHARES                SGIS       N/A     461473308       Not available        36-3708479
   145      VA   SVS II JANUS GRO AND INC-B                    JGIB        B      81123X448       Not available    Not available yet
   146      SS   INSTITUTIONAL MONEY MARKET SHARES             CTIM       N/A     147539605       Not available        37-1259201
   147      VA   SVS II EAGLE FOCUSED LC GR-B                  EFGB        B      81123X455       Not available    Not available yet
   148      SS   SCUDDER TAX-EXEMPT CASH INST SHARES           STIS       N/A     147539886       Not available        37-1259204
   149      VA   SVS II FOCUS VALUE + GROWTH-B                 FOCB        B      81123X463       Not available        36-4066434
   150      VA   SVS II DREMAN HIGH YIELD RETURN-B             SDHB        B      81123X471       Not available        36-4222257

           MGMT                                                            STATUS                  CLOSED FOR/     CHANGE     MERGE
 FUND #     CO               FUND LONG NAME                    CATEGORY     CODE     LIVE DATE        DATE          DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   118      VA   SVS AGGRESSIVE GROWTH                          Scudder       1       05012001
   119      VA   SVS TECHNOLOGY GROWTH                          Scudder       1       05012001
   120      SS   SCUDDER RESEARCH FUND-A                        Kemper        2       12311998       05172002    01022001
   121      SS   SCUDDER FOCUS GROWTH FUND-A                    Kemper        2       12311998       05172002    01022001
   122      SS   KEMPER NEW EUROPE FUND - M                     Kemper        2       09031999                              09012000
   123      SS   KEMPER SMALL CAP VALUE + GROWTH FUND-A         Kemper        2       12311998      2/23/2001
   124      SS   SCUDDER FLOATING RATE FUND - A                 Scudder       3       11011999      Purchases    09302002
   126      VA   SVS GROWTH AND INCOME                          Scudder       1       05012001
   127      VA   SVS FOCUSED LARGE CAP GROWTH                   Scudder       1       05012001
   128      VA   SVS STRATEGIC INCOME                           Scudder       1       05012001
   129      VA   SVS DREMAN HIGH RETURN                         Scudder       1       05012001
   130      VA   SVS GROWTH OPPORTUNITIES                       Scudder       1       05012001
   131      VA   SVS HIGH YIELD                                 Scudder       1       05012001
   132      VA   SVS GROWTH                                     Scudder       1       05012001
   133      VA   SVS MONEY MARKET                               Scudder       1       05012001
   134      IP   KIP-DIVERSIFIED INCOME PREMIER PORTFOLIO       Kemper        2       01101992       05271994
   135      IP   KIP-TOTAL RETURN PREMIER PORTFOLIO             Kemper        2       01101992       05271994
   136      IP   KIP-SHORT-INTERMEDIATE GOVT PREMIER            Kemper        2       01101992       05271994
   137      IP   KIP-SHORT-TERM GLOBAL INCOME PREMIER           Kemper        2       01101992       08261994
   138      IP   KIP-SMALL CAP EQUITY PREMIER PORTFOLIO         Kemper        2       01101992       05271994
   141      IP   KIP-GOVERNMENT PREMIER PORTFOLIO               Kemper        2       01101992       05271994
   142      VA   SVS VALUE FUND                                 Scudder       1       05012001
   143      VA   SVS SMALL CAP VALUE                            Scudder       1       05012001
   144      SS   SCUDDER GOV'T CASH INST SHARES                   CPG         1       11101999
   145      VA   SVS II JANUS GRO AND INC-B                     Scudder       1       07012002
   146      SS   INSTITUTIONAL MONEY MARKET SHARES            CPG-retail      1       04011999
   147      VA   SVS II EAGLE FOCUSED LC GR-B                   Scudder       1       07012002
   148      SS   SCUDDER TAX-EXEMPT CASH INST SHARES              CPG         1       11101999
   149      VA   SVS II FOCUS VALUE + GROWTH-B                  Scudder       1       07012002
   150      VA   SVS II DREMAN HIGH YIELD RETURN-B              Scudder       1       07012002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                              FUND
           MGMT                                               SHORT      SHARE
 FUND #     CO                   FUND LONG NAME               NAME       CLASS      CUSIP           QUOTRON               TIN
---------------------------------------------------------------------------------------------------------------------------------
   151      SS   SCUDDER 21ST CENTURY GROWTH FUND - A          S21A        A      811196807           SCNAX            04-3323038
   152      SS   SCUDDER HIGH YIELD TAX FREE - A               SHTA        A      811170307           NOTAX            04-6569215
   153      SS   THE JAPAN FUND - A                            JAPA        A      471070201           KJFAX            13-1963426
   154      VA   SVS TOTAL RETURN FUND                         TTLR       N/A     81123X489       Not available        36-3521318
   155      SS   S&P 500 STOCK FUND-A                          SSPA        A      811166701           KSAAX            04-3808389
   156      VA   SVS II DREMAN FINANCIAL SERVICES-B            DRFB        B      81123X489       Not available        36-4222258
   157      VA   SVS II INVESCO DYNAMIC GRO-B                  IDGB        B      81123X497       Not available        04-3559072
   158      VA   SVS II TOTAL RETURN FUND-B                    TTLB        B      81123X513       Not available        36-3521318
   159      VA   SVS II TECHNOLOGY GROWTH-B                    TECB        B      81123X521       Not available    Not available yet
   160      VA   SVS II DREMAN SM CAP VALUE-B                  DSVB        B      81123X539       Not available        36-4066433
   161      SW   SWC ENTREPRENEURS FUND - CLASS A              SWEA        A      811239102       Not available        91-2096365
   163      VA   SVS II SMALL CAP GROWTH-B                     CPGB        B      81123X547       Not available        36-3950292
   164      VA   SVS II MONEY MARKET-B                         SVMB        B      81123X554       Not available        36-3521316
   165      VA   SVS II INTERNTL SEL EQ - B                    ISEB        B      81123X562       Not available        44-656938
   166      VA   SVS II HIGH YIELD -B                          SVHY        B      81123X570       Not available        36-3521315
   167      VA   SVS II GROWTH FUND-B                          SGRB        B      81123X588       Not available        36-3521317
   168      VA   SVS II GOVERNMENT SECURITIES-B                GOVB        B      81123X596       Not available        36-3521321
   169      VA   SVS II GLOBAL BLUE CHIP FUND-B                SGBB        B      81123X612       Not available        36-4222260
   170      VA   SVS II CONTRARIAN VALUE FUND-B                SVAB        B      81123X620       Not available        36-4066432
   172      VA   SVS II BLUE CHIP FUND-B                       BLUB        B      81123X638       Not available        36-4151012
   173      IP   KIP-CDSC PAF DAILY ACCURAL TEST FD            TST1       N/A        N/A               N/A                n/a
   174      SS   SCUDDER LATIN AMERICA FUND-M                  LAFM        M      811165638       Not available        13-7005470
   175      VA   SVS BLUE CHIP FUND                            BLUE       N/A     81123X869       Not available        36-4151012
   176      VA   SVS NEW EUROPE                                EURO       N/A     81123X810       Not available        36-4222259
   177      VA   SVS INDEX 500                                 I500       N/A     81123X851       Not available        36-4312678
   178      VA   SVS FOCUS VALUE + GROWTH PORTFOLIO            FOCP       N/A     81123X760       Not available        36-4066434
   179      VA   SVS INTERNATIONAL RESEARCH PORTFOLIO          RESE        A      81123X844       Not available        04-6576931
   180      VA   SVL GROWTH  & INCOME - A                      INCA        A      81123R859       Not available        04-3236900
   181      VA   SVL GROWTH & INCOME - B                       INCB        B      81123R711       Not available        04-3236900
   182      VA   SVL CAPITAL GROWTH - A                        CPGA        A      81123R300       Not available        04-6576937

           MGMT                                                            STATUS                  CLOSED FOR/    CHANGE
 FUND #     CO               FUND LONG NAME                     CATEGORY    CODE     LIVE DATE        DATE         DATE
-------------------------------------------------------------------------------------------------------------------------
   151      SS   SCUDDER 21ST CENTURY GROWTH FUND - A             Scudder     1       05012000
   152      SS   SCUDDER HIGH YIELD TAX FREE - A                  Scudder     1       05012000
   153      SS   THE JAPAN FUND - A                               Scudder     3       05012000      Purchases
   154      VA   SVS TOTAL RETURN FUND                            Scudder     1       05012001
   155      SS   S&P 500 STOCK FUND-A                             Scudder     1       04032000                   01022001
   156      VA   SVS II DREMAN FINANCIAL SERVICES-B               Scudder     1       07012002
   157      VA   SVS II INVESCO DYNAMIC GRO-B                     Scudder     1       07012002
   158      VA   SVS II TOTAL RETURN FUND-B                       Scudder     1       07012002
   159      VA   SVS II TECHNOLOGY GROWTH-B                       Scudder     1       07012002
   160      VA   SVS II DREMAN SM CAP VALUE-B                     Scudder     1       07012002
   161      SW   SWC ENTREPRENEURS FUND - CLASS A             Scudder Weisel  2       01232001
   163      VA   SVS II SMALL CAP GROWTH-B                        Scudder     1       07012002
   164      VA   SVS II MONEY MARKET-B                            Scudder     1       07012002
   165      VA   SVS II INTERNTL SEL EQ - B                       Scudder     1       07012002
   166      VA   SVS II HIGH YIELD -B                             Scudder     1       07012002
   167      VA   SVS II GROWTH FUND-B                             Scudder     1       07012002
   168      VA   SVS II GOVERNMENT SECURITIES-B                   Scudder     1       07012002
   169      VA   SVS II GLOBAL BLUE CHIP FUND-B                   Scudder     1       07012002
   170      VA   SVS II CONTRARIAN VALUE FUND-B                   Scudder     1       07012002
   172      VA   SVS II BLUE CHIP FUND-B                          Scudder     1       07012002
   173      IP   KIP-CDSC PAF DAILY ACCURAL TEST FD                test       1       00000000
   174      SS   SCUDDER LATIN AMERICA FUND-M                     Scudder     1       12142001
   175      VA   SVS BLUE CHIP FUND                               Scudder     1       05012001
   176      VA   SVS NEW EUROPE                                   Scudder     2       05012001      11012002
   177      VA   SVS INDEX 500                                    Scudder     1       05012001
   178      VA   SVS FOCUS VALUE + GROWTH PORTFOLIO               Scudder     1       05012001
   179      VA   SVS INTERNATIONAL RESEARCH PORTFOLIO             Scudder     1       05012001
   180      VA   SVL GROWTH  & INCOME - A                         Scudder     1       05012001
   181      VA   SVL GROWTH & INCOME - B                          Scudder     1       05012001
   182      VA   SVL CAPITAL GROWTH - A                           Scudder     1       05012001

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                               FUND
           MGMT                                                SHORT     SHARE
 FUND #     CO                   FUND LONG NAME                NAME      CLASS      CUSIP           QUOTRON               TIN
---------------------------------------------------------------------------------------------------------------------------------
   183      VA   SVL CAPITAL GROWTH  - B                       CPGB        B      81123R821       Not available        04-6576937
   184      VA   SVL INTERNATIONAL  - A                        INTL        A      81123R508       Not available        04-6576931
   185      VA   SVL INTERNATIONAL  - B                        INTB        B      81123R797       Not available        04-6576931
   186      VA   SVL 21ST CENTURY - A                          S21A        A      81123R748       Not available        04-2819688
   187      VA   SVL 21st CENTURY - B                          S21B        B      81123R730       Not available        04-2819688
   188      VA   SVL GLOBAL DISCOVERY FUND - A                 SGLA        A      81123R847       Not available        04-3304361
   189      VA   SVL GLOBAL DISCOVERY FUND - B                 SGLB        B      81123R789       Not available        04-3304361
   190      VA   SVS I HEALTH SCIENCES PORTFOLIO               HLSC       N/A     81123R722       Not available        04-3559071
   191      VA   SVS II AGGRESSIVE GROWTH-B                    AGGB        B      81123X646       Not available        36-4290507
   192      VA   SVL BOND FUND                                 SBND       N/A     81123R201       Not available        04-6576935
   193      VA   SVL MONEY MARKET                              SMKT       N/A     81123R102            N/A             04-6576934
   194      VA   SVL BALANCED                                  SBAL       N/A     81123R409       Not available        04-6576938
   195      VA   SVS II INVESCO DYNAMIC GRO-A                  IDGA        A      81123X687       Not available        04-3559072
   196      VA   SVS II TURNER MIDCAP GRO-A                    TMGA        A      81123X679       Not available        04-3559075
   197      VA   SVS II OAK STRAT EQUITY-A                     OSEA        A      81123X661       Not available        04-3559076
   198      VA   SVS II DAVIS VENTURE VALUE-A                  DVVA        A      81123X653       Not available        04-3559077
   199      VA   SVS II HEALTH SCIENCES PORTFOLIO-B            HLSB        B      81123R714       Not available        04-3559071
   201      SS   SCUDDER TECHNOLOGY FUND-B                     TECB        B      81123F207           KTCBX            36-6051878
   202      SS   SCUDDER TOTAL RETURN FUND-B                   KTRB        B      81123H203           KTRBX            36-6103490
   203      SS   SCUDDER GROWTH FUND-B                         KGFB        B      81115H203           KGRBX            36-6139662
   204      SS   SCUDDER DYNAMIC GROWTH FUND-B                 KSCB        B      81114R202           KSCBX            36-2668415
   205      SS   KEMPER INCOME & CAPITAL PRESERVATION-B        ICPB        B      488412206           KICBX            36-2797860
   207      SS   KEMPER MUNICIPAL BOND FUND-B                  KMBB        B      488419300           KMBBX            36-2896696
   208      SS   SCUDDER HIGH INCOME FUND-B                    SHIB        B      81115L204           KHYBX            36-2955386
   209      SS   SCUDDER CA TAX-FREE INCOME FUND-B             CATB        B      811204502           KCTBX            36-3221104
   210      SS   SCUDDER STRATEGIC INCOME FUND-B               SIFB        B      81123J209           KSTBX            36-2921989
   212      SS   SCUDDER VIT EQUITY 500 INDEX FUND-A           VE5A        A      251512208                            04-3334947
   213      SS   SCUDDER VIT SMALL CAP INDEX FUND-A            VSCA        A      251512307                            04-3334950
   214      SS   SCUDDER VIT EAFE EQUITY INDEX FUND-A          VEAA        A      251512109                            04-3334951
   215      SS   KEMPER HIGH YIELD FUND II - B                 HY2B        B      48841X208           KHIBX            36-4257921

           MGMT                                                            STATUS                  CLOSED FOR/     CHANGE     MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY      CODE     LIVE DATE        DATE          DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   183      VA   SVL CAPITAL GROWTH  - B                      Scudder         1       05012001
   184      VA   SVL INTERNATIONAL  - A                       Scudder         1       05012001
   185      VA   SVL INTERNATIONAL  - B                       Scudder         1       05012001
   186      VA   SVL 21ST CENTURY - A                         Scudder         1       05012001
   187      VA   SVL 21st CENTURY - B                         Scudder         1       05012001
   188      VA   SVL GLOBAL DISCOVERY FUND - A                Scudder         1       05012001
   189      VA   SVL GLOBAL DISCOVERY FUND - B                Scudder         1       05012001
   190      VA   SVS I HEALTH SCIENCES PORTFOLIO              Scudder         1       06042001
   191      VA   SVS II AGGRESSIVE GROWTH-B                   Scudder         1       07012002
   192      VA   SVL BOND FUND                                Scudder         1       05012001
   193      VA   SVL MONEY MARKET                             Scudder         1       05012001
   194      VA   SVL BALANCED                                 Scudder         1       05012001
   195      VA   SVS II INVESCO DYNAMIC GRO-A                 Scudder         1       07022001
   196      VA   SVS II TURNER MIDCAP GRO-A                   Scudder         1       07022001
   197      VA   SVS II OAK STRAT EQUITY-A                    Scudder         1       07022001
   198      VA   SVS II DAVIS VENTURE VALUE-A                 Scudder         1       07022001
   199      VA   SVS II HEALTH SCIENCES PORTFOLIO-B           Scudder         1       07012002
   201      SS   SCUDDER TECHNOLOGY FUND-B                    Scudder         1       05311994
   202      SS   SCUDDER TOTAL RETURN FUND-B                  Scudder         1       05311994
   203      SS   SCUDDER GROWTH FUND-B                        Scudder         1       05311994
   204      SS   SCUDDER DYNAMIC GROWTH FUND-B                Scudder         1       05311994                   10152001
   205      SS   KEMPER INCOME & CAPITAL PRESERVATION-B       Kemper          2       05311994      To 663                  06222001
   207      SS   KEMPER MUNICIPAL BOND FUND-B                 Kemper          2       05311994      To 666                  06082001
   208      SS   SCUDDER HIGH INCOME FUND-B                   Scudder         1       05311994                   10072002
   209      SS   SCUDDER CA TAX-FREE INCOME FUND-B            Scudder         1       05311994
   210      SS   SCUDDER STRATEGIC INCOME FUND-B              Scudder         1       05311994
   212      SS   SCUDDER VIT EQUITY 500 INDEX FUND-A                                     ?
   213      SS   SCUDDER VIT SMALL CAP INDEX FUND-A
   214      SS   SCUDDER VIT EAFE EQUITY INDEX FUND-A
   215      SS   KEMPER HIGH YIELD FUND II - B                Kemper          2       12011998      To 208                  05252001

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                     FUND
           MGMT                                                      SHORT     SHARE
 FUND #     CO                   FUND LONG NAME                      NAME      CLASS      CUSIP         QUOTRON          TIN
-------------------------------------------------------------------------------------------------------------------------------
   216      SS   KEMPER QUANTITATIVE EQUITY FUND - B                 KQEB        B       4.88E+213        KQEBX      36-4038832
   217      SS   SCUDDER INTERNATIONAL RESEARCH FUND -B              KIRB        B       81116K502        KIRBX      36-3683817
   218      SS   SCUDDER US GOVERNMENT SECURITIES FUND-B             KGSB        B       81123L204        KUSBX      36-3060398
   219      SS   KEMPER INTERNATIONAL FUND-B                         KIFB        B       488415209        KITBX      36-3124258
   220      SS   SCUDDER RESEARCH FUND-B                             RSHB        B       811166503        SRHBX      36-4265534
   221      SS   SCUDDER FOCUS GROWTH FUND-B                         FGRB        B       811166206        SDDBX      36-4265535
   222      SS   SCUDDER NEW EUROPE FUND - B                         KNEB        B       81118E207        KNEBX      13-3557060
   223      SS   KEMPER SMALL CAP VALUE + GROWTH FUND-B              SVGB        B       811166867        KSBBX      36-4265537
   224      SS   SCUDDER FLOATING RATE FUND - B                      KFRF        B       81114M203         N/A       36-4294581
   226      SS   SCUDDER NY TAX-FREE INCOME FUND-B                   NYTB        B       811204858        KNTBX      36-6414265
   227      SS   SCUDDER FL TAX-FREE INCOME FUND-B                   FLTB        B       811204809        KFLBX      36-3752998
   228      SS   KSTIS KEMPER OH TAX-FREE INCOME FUND-B              OHTB        B       488424839        KOHBX      36-3876487
   230      SS   KEMPER SHORT-TERM US GOVERNMENT FUND-B              STGB        B       48842K205        KSGBX      36-3528556
   231      SS   SCUDDER BLUE CHIP FUND-B                            KBCB        B       81111P209        KBCBX      36-3542349
   233      SS   KEMPER GLOBAL INCOME FUND-B                         KGIB        B       48841D202        KGIBX      36-3657086
   244      SS   GOV'T CASH MANAGED SHARES                           SGMS       N/A      461473407         N/A       36-4265535
   248      SS   TAX-EXEMPT CASH MANAGED SHARES                      STMS       N/A      147539879         N/A       36-3708479
   251      SS   SCUDDER 21ST CENTURY GROWTH FUND - B                S21B        B       811196872        SCNBX      04-3323038
   252      SS   SCUDDER HIGH YIELD TAX FREE FUND - B                SHTB        B       811170406        NOTBX      04-6569215
   253      SS   THE JAPAN FUND - B                                  JAPB        B       471070300        KJFBX      13-1963426
   255      SS   S&P 500 STOCK FUND-B                                SSPB        B       811166800        KSABX      04-3808389
   260      SS   KEMPER HORIZON 20+ PORTFOLIO-B                      H20B        B       48841J407        KHOBX      36-4066435
   261      SS   KEMPER HORIZON 10+ PORTFOLIO-B                      H10B        B       48841J704        KHRBX      36-4066436
   262      SS   KEMPER HORIZON 5 PORTFOLIO-B                        H05B        B       48841J878        KHZBX      36-4066437
   263      SS   KSTIS KEMPER TX TAX-FREE INCOME FUND-B              TXTB        B       488424854        KTXBX      36-3791602
   268      SS   KSTIS KEMPER MI TAX-FREE INCOME FUND-B              MITB        B       488424797        KMIBX      36-4007888
   269      SS   KSTIS KEMPER NJ TAX-FREE INCOME FUND-B              NJTB        B       488424763        KNJBX      36-4007890
   270      SS   KSTIS KEMPER PA TAX-FREE INCOME FUND-B              PATB        B       488424730        KPNBX      36-4007892
   271      SS   KEMPER U S MORTGAGE FUND-B                          USMB        B       487902504        KUMBX      36-3534354
   272      SS   KEMPER ASIAN GROWTH FUND - B                        KAGB        B       487912206        KANBX      36-4104796

           MGMT                                                            STATUS                  CLOSED FOR/     CHANGE     MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY      CODE     LIVE DATE        DATE          DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   216      SS   KEMPER QUANTITATIVE EQUITY FUND - B          Kemper          2       02151996        To 231                02051999
   217      SS   SCUDDER INTERNATIONAL RESEARCH FUND -B       Kemper          2       12141998       05172002    04102000
   218      SS   SCUDDER US GOVERNMENT SECURITIES FUND-B      Scudder         1       05311994
   219      SS   KEMPER INTERNATIONAL FUND-B                  Kemper          2       05311994        To 668                06152001
   220      SS   SCUDDER RESEARCH FUND-B                      Kemper          2       12311998       05172002    01022001
   221      SS   SCUDDER FOCUS GROWTH FUND-B                  Kemper          2       12311998       05172002    01022001
   222      SS   SCUDDER NEW EUROPE FUND - B                  Scudder         1       05011996
   223      SS   KEMPER SMALL CAP VALUE + GROWTH FUND-B       Kemper          2       12311998       02232001
   224      SS   SCUDDER FLOATING RATE FUND - B               Scudder         3       05251999      Purchases    09302002
   226      SS   SCUDDER NY TAX-FREE INCOME FUND-B            Scudder         1       05311994
   227      SS   SCUDDER FL TAX-FREE INCOME FUND-B            Scudder         1       05311994
   228      SS   KSTIS KEMPER OH TAX-FREE INCOME FUND-B       Kemper          2       05311994        To 666                06082001
   230      SS   KEMPER SHORT-TERM US GOVERNMENT FUND-B       Kemper          2       05311994        To 622                06222001
   231      SS   SCUDDER BLUE CHIP FUND-B                     Scudder         1       05311994
   233      SS   KEMPER GLOBAL INCOME FUND-B                  Kemper          2       05311994        To 661                06152001
   244      SS   GOV'T CASH MANAGED SHARES                      CPG           1       11101999
   248      SS   TAX-EXEMPT CASH MANAGED SHARES                 CPG           1       11101999
   251      SS   SCUDDER 21ST CENTURY GROWTH FUND - B         Scudder         1       05012000
   252      SS   SCUDDER HIGH YIELD TAX FREE FUND - B         Scudder         1       05012000
   253      SS   THE JAPAN FUND - B                           Scudder         3       05012000      Purchases
   255      SS   S&P 500 STOCK FUND-B                         Scudder         1       04032000                   01022001
   260      SS   KEMPER HORIZON 20+ PORTFOLIO-B               Kemper          2       12291995        To 202                06082001
   261      SS   KEMPER HORIZON 10+ PORTFOLIO-B               Kemper          2       12291995        To 202                06082001
   262      SS   KEMPER HORIZON 5 PORTFOLIO-B                 Kemper          2       12291995        To 202                06082001
   263      SS   KSTIS KEMPER TX TAX-FREE INCOME FUND-B       Kemper          2       05311994       11241998
   268      SS   KSTIS KEMPER MI TAX-FREE INCOME FUND-B       Kemper          2       03151995       11241998
   269      SS   KSTIS KEMPER NJ TAX-FREE INCOME FUND-B       Kemper          2       03151995       11241998
   270      SS   KSTIS KEMPER PA TAX-FREE INCOME FUND-B       Kemper          2       03151995       11241998
   271      SS   KEMPER U S MORTGAGE FUND-B                   Kemper          2       10261984        To 218                05252001
   272      SS   KEMPER ASIAN GROWTH FUND - B                 Kemper          2       10211996        To 673                05252001

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                     FUND
           MGMT                                                      SHORT    SHARE
 FUND #     CO                   FUND LONG NAME                      NAME     CLASS        CUSIP        QUOTRON         TIN
-------------------------------------------------------------------------------------------------------------------------------
   273      SS   SCUDDER AGGRESSIVE GROWTH FUND - B                  AGGB       B        81111M206        KGGBX      36-4118750
   274      SS   SCUDDER CASH RESERVES FUND-B                         CRB       B        811195502         N/A       36-3534356
   275      SS   KEMPER HIGH YIELD OPPORTUNITY FUND - B              HYOB       B        488411604        KYOBX      36-4176583
   276      SS   KEMPER SHORT-INTERMEDIATE GOVT FUND-B               SIGB       B        487902702        KSIBX      36-3615079
   277      SS   KEMPER INTERMEDIATE MUNICIPAL BOND-B                KIMB       B        488419706        KIMBX      36-3974836
   278      SS   KEMPER SMALL CAP RELATIVE VALUE FUND-B              SRVC       B        487918203        KSRBX      36-4223627
   279      SS   KEMPER VALUE FUND - B                               VALB       B        920390309        KVLBX      04-3174738
   282      SS   KEMPER CLASSIC GROWTH FUND - B                      CGRB       B        460965304        KCGBX      04-3323039
   283      SS   SCUDDER GLOBAL DISCOVERY FUND - B                   GDSB       B        378947709        KGDBX      13-3628802
   284      SS   SCUDDER-DREMAN FINANCIAL SERVICES FND-B             DFSB       B        81114P206        KDFBX      36-4210631
   285      SS   SCUDDER FOCUS VALUE PLUS GROWTH FUND-B              KVGB       B        81114W201        KVGBX      36-4043718
   286      SS   SCUDDER CONTRARIAN FUND-B                           CNTB       B        81123U402        KDCBX      22-2958460
   287      SS   SCUDDER-DREMAN HIGH RETURN EQ FUND-B                DHRB       B        81123U709        KDHBX      22-2958719
   288      SS   SCUDDER-DREMAN SMALL CAP VALUE FUND - B             SCVB       B        81123U873        KDSBX      22-3172951
   291      SS   KEMPER US GROWTH AND INCOME FUND - B                GRIB       B        487915209        KUGBX      36-4206228
   292      SS   KEMPER GLOBAL BLUE CHIP FUND - B                    GBCB       B        487916603        KGLBX      36-4198871
   293      SS   KEMPER INTERNATIONAL GR AND INC FUND-B              IGIB       B        487916801        KIGBX      36-4198870
   294      SS   KEMPER EMERGING MARKET INCOME FUND - B              EMIB       B        487916876        KEIBX      36-4198868
   295      SS   KEMPER EMERGING MARKET GROWTH FUND - B              EMGB       B        487916850        KEGBX      36-4198866
   296      SS   KEMPER LATIN AMERICA FUND - B                       LAMB       B        487916835        KLABX      36-4198865
   301      SS   SCUDDER TECHNOLOGY FUND-C                           KTEC       C        81123F306        KTCCX      36-6051878
   302      SS   SCUDDER TOTAL RETURN FUND-C                         KTRC       C        81123H302        KTRCX      36-6103490
   303      SS   SCUDDER GROWTH FUND-C                               KGFC       C        81115H302        KGRCX      36-6139662
   304      SS   SCUDDER DYNAMIC GROWTH FUND-C                       KSCC       C        81114R301        KSCCX      36-2668415
   305      SS   KEMPER INCOME & CAPITAL PRESERVATION-C              ICPC       C        488412305        KICCX      36-2797860
   307      SS   KEMPER MUNICIPAL BOND FUND-C                        KMBC       C        488419409        KMBCX      36-2896696
   308      SS   SCUDDER HIGH INCOME FUND-C                          SHIC       C        81115L303        KHYCX      36-2955386
   309      SS   SCUDDER CA TAX-FREE INCOME FUND-C                   CATC       C        811204601        KCTCX      36-3221104
   310      SS   SCUDDER STRATEGIC INCOME FUND-C                     SIFC       C        81123J308        KSTCX      36-2921989
   312      SS   SCUDDER VIT EQUITY 500 INDEX FUND-B                 VE5B       B        251512844                   04-3334947

           MGMT                                                            STATUS                  CLOSED FOR/     CHANGE    MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY      CODE     LIVE DATE        DATE          DATE      DATE
------------------------------------------------------------------------------------------------------------------------------------
   273      SS   SCUDDER AGGRESSIVE GROWTH FUND - B           Scudder         1       12311996
   274      SS   SCUDDER CASH RESERVES FUND-B                 Scudder         1       02061984                   02012001
   275      SS   KEMPER HIGH YIELD OPPORTUNITY FUND - B       Kemper          2       10011997       To 647                 06222001
   276      SS   KEMPER SHORT-INTERMEDIATE GOVT FUND-B        Kemper          2       02011989       To 230                 02051999
   277      SS   KEMPER INTERMEDIATE MUNICIPAL BOND-B         Kemper          2       11011994       To 645                 06082001
   278      SS   KEMPER SMALL CAP RELATIVE VALUE FUND-B       Kemper          2       05061998      05262000
   279      SS   KEMPER VALUE FUND - B                        Kemper          2       04161998       To 649                 06222001
   282      SS   KEMPER CLASSIC GROWTH FUND - B               Kemper          2       04161998       To 698                 06222001
   283      SS   SCUDDER GLOBAL DISCOVERY FUND - B            Scudder         1       04161998
   284      SS   SCUDDER-DREMAN FINANCIAL SERVICES FND-B      Scudder         1       03091998
   285      SS   SCUDDER FOCUS VALUE PLUS GROWTH FUND-B       Scudder         1       10161995
   286      SS   SCUDDER CONTRARIAN FUND-B                    Scudder         1       09111995
   287      SS   SCUDDER-DREMAN HIGH RETURN EQ FUND-B         Scudder         1       09111995
   288      SS   SCUDDER-DREMAN SMALL CAP VALUE FUND - B      Scudder         1       09111995                   01182002
   291      SS   KEMPER US GROWTH AND INCOME FUND - B         Kemper          2       01301998       To 664                 06082001
   292      SS   KEMPER GLOBAL BLUE CHIP FUND - B             Kemper          2       12311997       To 607                 06152001
   293      SS   KEMPER INTERNATIONAL GR AND INC FUND-B       Kemper          2       12311997      05262000
   294      SS   KEMPER EMERGING MARKET INCOME FUND - B       Kemper          2       12311997      05262000
   295      SS   KEMPER EMERGING MARKET GROWTH FUND - B       Kemper          2       01091998      02232001
   296      SS   KEMPER LATIN AMERICA FUND - B                Kemper          2       12311997      02232001
   301      SS   SCUDDER TECHNOLOGY FUND-C                    Scudder         1       05311994
   302      SS   SCUDDER TOTAL RETURN FUND-C                  Scudder         1       05311994
   303      SS   SCUDDER GROWTH FUND-C                        Scudder         1       05311994
   304      SS   SCUDDER DYNAMIC GROWTH FUND-C                Scudder         1       05311994                   10152001
   305      SS   KEMPER INCOME & CAPITAL PRESERVATION-C       Kemper          2       05311994       To 763                 06222001
   307      SS   KEMPER MUNICIPAL BOND FUND-C                 Kemper          2       05311994       To 766                 06082001
   308      SS   SCUDDER HIGH INCOME FUND-C                   Scudder         1       00000000                   10072002
   309      SS   SCUDDER CA TAX-FREE INCOME FUND-C            Scudder         1       05311994
   310      SS   SCUDDER STRATEGIC INCOME FUND-C              Scudder         1       05311994
   312      SS   SCUDDER VIT EQUITY 500 INDEX FUND-B                                      ?

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                     FUND
           MGMT                                                      SHORT    SHARE
 FUND #     CO                   FUND LONG NAME                      NAME     CLASS        CUSIP        QUOTRON         TIN
-------------------------------------------------------------------------------------------------------------------------------
   313      SS   SCUDDER VIT SMALL CAP INDEX FUND-B                  VSCB        B       251512851                   04-3334950
   314      SS   SCUDDER VIT EAFE EQUITY INDEX FUND-B                VEAB        B       251512836                   04-3334951
   315      SS   KEMPER HIGH YIELD FUND II - C                       HY2C        C       48841X307        KHICX      36-4257921
   316      SS   KEMPER QUANTITATIVE EQUITY FUND - C                 KQEC        C       48842E308        KQECX      36-4038832
   317      SS   SCUDDER INTERNATIONAL RESEARCH FUND -C              KIRC        C       81116K601        KIRCX      36-3683817
   318      SS   SCUDDER US GOVERNMENT SECURITIES FUND-C             KGSC        C       81123L303        KUSCX      36-3060398
   319      SS   KEMPER INTERNATIONAL FUND-C                         KIFC        C       488415308        KITCX      36-3124258
   320      SS   SCUDDER RESEARCH FUND-C                             RSHC        C       811166602        SRHCX      36-4265534
   321      SS   SCUDDER FOCUS GROWTH FUND-C                         FGRC        C       811166305        SDDCX      36-4265535
   322      SS   SCUDDER NEW EUROPE FUND - C                         KNEC        C       81118E306        KNECX      13-3557060
   323      SS   KEMPER SMALL CAP VALUE + GROWTH FUND-C              SVGC        C       811166859        KSBCX      36-4265537
   324      SS   SCUDDER FLOATING RATE FUND-C                        KFRC        C       81114M302         N/A        364294581
   326      SS   SCUDDER NY TAX-FREE INCOME FUND-C                   NYTC        C       811204841        KNTCX      36-6414265
   327      SS   SCUDDER FL TAX-FREE INCOME FUND-C                   FLTC        C       811204882        KFLCX      36-3752998
   328      SS   KSTIS KEMPER OH TAX-FREE INCOME FUND-C              OHTC        C       488424821        KOHCX      36-3876487
   330      SS   KEMPER SHORT-TERM US GOVERNMENT FUND-C              STGC        C       48842K304        KSGCX      36-3528556
   331      SS   SCUDDER BLUE CHIP FUND-C                            KBCC        C       81111P308        KBCCX      36-3542349
   333      SS   KEMPER GLOBAL INCOME FUND-C                         KGIC        C       48841D301        KGICX      36-3657086
   343      SS   PREMIER MM SHARES TREASURY PORTFOLIO                PMTP       N/A      461473506         N/A       36-3790101
   346      SS   PREMIER MM SHARES MONEY MKT PORTFOLIO               PMMP       N/A      147539506         N/A       37-1259201
   347      SS   PREMIER MM SHARES GOVERNMENT PORTFOLIO              PMGP       N/A      147539860         N/A       37-1259202
   348      SS   PREMIER MM SHARES TAX-EXEMPT PORTFOLIO              PTEP       N/A      147539852         N/A       37-1259204
   351      SS   SCUDDER 21ST CENTURY GROWTH FUND - C                S21C        C       811196880        SCNCX      04-3323038
   352      SS   SCUDDER HIGH YIELD TAX FREE FUND - C                SHTC        C       811170505        NOTCX      04-6569215
   353      SS   THE JAPAN FUND - C                                  JAPC        C       471070409        KJFCX      13-1963426
   355      SS   S&P 500 STOCK FUND-C                                SSPC        C       811166883        KSACX      04-3808389
   360      SS   KEMPER HORIZON 20+ PORTFOLIO-C                      H20C        C       48841J506        KHOCX      36-4066435
   361      SS   KEMPER HORIZON 10+ PORTFOLIO-C                      H10C        C       48841J803        KHRCX      36-4066436
   362      SS   KEMPER HORIZON 5 PORTFOLIO-C                        H05C        C       48841J860        KHZCX      36-4066437
   363      SS   KSTIS KEMPER TX TAX-FREE INCOME FUND-C              TXTC        C       488424847        KTXCX      36-3791602

           MGMT                                                             STATUS                  CLOSED FOR/     CHANGE    MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY       CODE     LIVE DATE        DATE          DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
   313      SS   SCUDDER VIT SMALL CAP INDEX FUND-B
   314      SS   SCUDDER VIT EAFE EQUITY INDEX FUND-B
   315      SS   KEMPER HIGH YIELD FUND II - C                Kemper          2       12011998        To 308                05252001
   316      SS   KEMPER QUANTITATIVE EQUITY FUND - C          Kemper          2       02151996        To 331                02051999
   317      SS   SCUDDER INTERNATIONAL RESEARCH FUND -C       Kemper          2       12141998       05172002    04102000
   318      SS   SCUDDER US GOVERNMENT SECURITIES FUND-C      Scudder         1       05311994
   319      SS   KEMPER INTERNATIONAL FUND-C                  Kemper          2       05311994        To 392                06152001
   320      SS   SCUDDER RESEARCH FUND-C                      Kemper          2       12311998       05172002    01022001
   321      SS   SCUDDER FOCUS GROWTH FUND-C                  Kemper          2       12311998       05172002    01022001
   322      SS   SCUDDER NEW EUROPE FUND - C                  Scudder         1       05011996
   323      SS   KEMPER SMALL CAP VALUE + GROWTH FUND-C       Kemper          2       12311998       02232001
   324      SS   SCUDDER FLOATING RATE FUND-C                 Scudder         3       11011999      Purchases    09302002
   326      SS   SCUDDER NY TAX-FREE INCOME FUND-C            Scudder         1       05311994
   327      SS   SCUDDER FL TAX-FREE INCOME FUND-C            Scudder         1       05311994
   328      SS   KSTIS KEMPER OH TAX-FREE INCOME FUND-C       Kemper          2       05311994        To 766                06082001
   330      SS   KEMPER SHORT-TERM US GOVERNMENT FUND-C       Kemper          2       05311994        To 722                06222001
   331      SS   SCUDDER BLUE CHIP FUND-C                     Scudder         1       05311994
   333      SS   KEMPER GLOBAL INCOME FUND-C                  Kemper          2       05311994        To 761                06152001
   343      SS   PREMIER MM SHARES TREASURY PORTFOLIO           CPG           1       02012000
   346      SS   PREMIER MM SHARES MONEY MKT PORTFOLIO          CPG           1       02012000
   347      SS   PREMIER MM SHARES GOVERNMENT PORTFOLIO         CPG           1       02012000
   348      SS   PREMIER MM SHARES TAX-EXEMPT PORTFOLIO         CPG           1       02012000
   351      SS   SCUDDER 21ST CENTURY GROWTH FUND - C         Scudder         1       05012000
   352      SS   SCUDDER HIGH YIELD TAX FREE FUND - C         Scudder         1       05012000
   353      SS   THE JAPAN FUND - C                           Scudder         3       05012000      Purchases
   355      SS   S&P 500 STOCK FUND-C                         Scudder         1       04032000                   01022001
   360      SS   KEMPER HORIZON 20+ PORTFOLIO-C               Kemper          2       12291995        To 302                06082001
   361      SS   KEMPER HORIZON 10+ PORTFOLIO-C               Kemper          2       12291995        To 302                06082001
   362      SS   KEMPER HORIZON 5 PORTFOLIO-C                 Kemper          2       12291995        To 302                06082001
   363      SS   KSTIS KEMPER TX TAX-FREE INCOME FUND-C       Kemper          2       05311994       11241998

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                     FUND
           MGMT                                                      SHORT    SHARE
 FUND #     CO                   FUND LONG NAME                      NAME     CLASS        CUSIP        QUOTRON         TIN
-------------------------------------------------------------------------------------------------------------------------------
   368      SS   KSTIS KEMPER MI TAX-FREE INCOME FUND-C               MITC      C         488424789       KMICX      36-4007888
   369      SS   KSTIS KEMPER NJ TAX-FREE INCOME FUND-C               NJTC      C         488424755       KNJCX      36-4007890
   370      SS   KSTIS KEMPER PA TAX-FREE INCOME FUND-C               PATC      C         488424722       KPNCX      36-4007892
   371      SS   KEMPER U S MORTGAGE FUND-C                           USMC      C         487902744       KUMCX      36-3534354
   372      SS   KEMPER ASIAN GROWTH FUND - C                         KAGC      C         487912305       KANCX      36-4104796
   373      SS   SCUDDER AGGRESSIVE GROWTH FUND - C                   AGGC      C         81111M305       KGGCX      36-4118750
   374      SS   SCUDDER CASH RESERVES FUND-C                          CRC      C         811195601        N/A       36-3534356
   375      SS   KEMPER HIGH YIELD OPPORTUNITY FUND - C               HYOC      C         488411703       KYOCX      36-4176583
   376      SS   KEMPER SHORT-INTERMEDIATE GOVT FUND-C                SIGC      C         487902728       KSICX      36-3615079
   377      SS   KEMPER INTERMEDIATE MUNICIPAL BOND-C                 KIMC      C         488419805       KIMCX      36-3974836
   378      SS   KEMPER SMALL CAP RELATIVE VALUE FUND-C               SRVC      C         487918302       KSRCX      36-4223627
   379      SS   KEMPER VALUE FUND - C                                VALC      C         920390408       KVLCX      04-3174738
   382      SS   KEMPER CLASSIC GROWTH FUND - C                       CGRC      C         460965403       KCGCX      04-3323039
   383      SS   SCUDDER GLOBAL DISCOVERY FUND - C                    GDSC      C         378947808       KGDCX      13-3628802
   384      SS   SCUDDER-DREMAN FINANCIAL SERVICES FND-C              DFSC      C         81114P305       KDFCX      36-4210631
   385      SS   SCUDDER FOCUS VALUE PLUS GROWTH FUND-C               KVGC      C         81114W300       KVGCX      36-4043718
   386      SS   SCUDDER CONTRARIAN FUND - C                          CNTC      C         81123U501       KDCCX      22-2958460
   387      SS   SCUDDER-DREMAN HIGH RETURN EQ FUND-C                 DHRC      C         81123U808       KDHCX      22-2958719
   388      SS   SCUDDER-DREMAN SMALL CAP VALUE FUND - C              SCVC      C         81123U865       KDSCX      22-3172951
   391      SS   KEMPER US GROWTH AND INCOME FUND - C                 GRIC      C         487915308       KUGCX      36-4206228
   392      SS   KEMPER GLOBAL BLUE CHIP FUND - C                     GBCC      C         487916702       KGLCX      36-4198871
   393      SS   KEMPER INTERNATIONAL GR AND INC FUND-C               IGIC      C         487916884       KIGCX      36-4198870
   394      SS   KEMPER EMERGING MARKET INCOME FUND - C               EMIC      C         487916868       KEICX      36-4198868
   395      SS   KEMPER EMERGING MARKET GROWTH FUND - C               EMGC      C         487916843       KEGCX      36-4198866
   396      SS   KEMPER LATIN AMERICA FUND - C                        LAMC      C         487916827       KLACX      36-4198865
   400      SS   SCUDDER CASH RESERVE PRIME SHARES-A                  CRPA      A         251521209       FLAXX      52-1223991
   404      SS   TOTAL RETURN US TREASURY FUND-CLASS A                TR A      A        898151D101       FLTSX      52-1575753
   405      SS   MANAGED MUNICIPAL FUND - CLASS A                    MUNI A     A         561661208       FLMMX      13-3552419
   406      SS   SCUDDER TOP 50 US FUND - A                           T5UA      A         251555678       FAUSX      23-2905985
   407      SS   SCUDDER GLOBAL FUND-A                                GLOA      A         378947857       SGQAX      13-3370518

           MGMT                                                         STATUS                     CLOSED FOR/   CHANGE      MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY   CODE      LIVE DATE          DATE        DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   368      SS   KSTIS KEMPER MI TAX-FREE INCOME FUND-C        Kemper     2          05311994       11241998
   369      SS   KSTIS KEMPER NJ TAX-FREE INCOME FUND-C        Kemper     2          05311994       11241998
   370      SS   KSTIS KEMPER PA TAX-FREE INCOME FUND-C        Kemper     2          05311994       11241998
   371      SS   KEMPER U S MORTGAGE FUND-C                    Kemper     2          05311994        To 318                05252001
   372      SS   KEMPER ASIAN GROWTH FUND - C                  Kemper     2          10211996        To 773                05252001
   373      SS   SCUDDER AGGRESSIVE GROWTH FUND - C            Scudder    1          12311996
   374      SS   SCUDDER CASH RESERVES FUND-C                  Scudder    1          05311994                   02012001
   375      SS   KEMPER HIGH YIELD OPPORTUNITY FUND - C        Kemper     2          10011997        To 747                06222001
   376      SS   KEMPER SHORT-INTERMEDIATE GOVT FUND-C         Kemper     2          05311994        To 330                02051999
   377      SS   KEMPER INTERMEDIATE MUNICIPAL BOND-C          Kemper     2          11011994        To 745                06082001
   378      SS   KEMPER SMALL CAP RELATIVE VALUE FUND-C        Kemper     2          05061998       05262000
   379      SS   KEMPER VALUE FUND - C                         Kemper     2          04161998        To 749                06222001
   382      SS   KEMPER CLASSIC GROWTH FUND - C                Kemper     2          04161998        To 798                06222001
   383      SS   SCUDDER GLOBAL DISCOVERY FUND - C             Scudder    1          04161998
   384      SS   SCUDDER-DREMAN FINANCIAL SERVICES FND-C       Scudder    1          03091998
   385      SS   SCUDDER FOCUS VALUE PLUS GROWTH FUND-C        Scudder    1          10161995
   386      SS   SCUDDER CONTRARIAN FUND - C                   Scudder    1          09111995
   387      SS   SCUDDER-DREMAN HIGH RETURN EQ FUND-C          Scudder    1          09111995
   388      SS   SCUDDER-DREMAN SMALL CAP VALUE FUND - C       Scudder    1          09111995                   01182002
   391      SS   KEMPER US GROWTH AND INCOME FUND - C          Kemper     2          01301998        To 764                06082001
   392      SS   KEMPER GLOBAL BLUE CHIP FUND - C              Kemper     2          12311997        To 707                06152001
   393      SS   KEMPER INTERNATIONAL GR AND INC FUND-C        Kemper     2          12311997       05262000
   394      SS   KEMPER EMERGING MARKET INCOME FUND - C        Kemper     2          12311997       05262000
   395      SS   KEMPER EMERGING MARKET GROWTH FUND - C        Kemper     2          01091998       02232001
   396      SS   KEMPER LATIN AMERICA FUND - C                 Kemper     2          12311997       02232001
   400      SS   SCUDDER CASH RESERVE PRIME SHARES-A          Deutsche    3          08192002       08192002
   404      SS   TOTAL RETURN US TREASURY FUND-CLASS A        Deutsche    5      Converted as clsd  08192002
   405      SS   MANAGED MUNICIPAL FUND - CLASS A             Deutsche    5      Converted as clsd  08192002
   406      SS   SCUDDER TOP 50 US FUND - A                    Scudder    1          08192002
   407      SS   SCUDDER GLOBAL FUND-A                         Scudder    1          06182001

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT      SHARE
 FUND #     CO                   FUND LONG NAME                  NAME       CLASS      CUSIP            QUOTRON             TIN
------------------------------------------------------------------------------------------------------------------------------------
   408      SS   SCUDDER GROWTH OPPORTUNITY FUND - A              GOPA        A       251555884            DBGOX         52-2284712
   409      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-A             FEPA        A       33832P109            FLEPX         52-1912412
   410      SS   SCUDDER SELECT 500 FUND-A                        SSFA        A       920390820             TBD          06-1539758
   411      SS   SCUDDER SELECT 1000 GROWTH FUND-A                SSGA        A       920390788             TBD          06-1539760
   412      SS   SCUDDER MASS TAX FREE FUND-A                     MATA        A       811184803            SQMAX         04-6569226
   413      SS   SCUDDER DIVIDEND AND GROWTH FUND - A             D&GA        A       460965650            SNNAX         04-3419781
   415      SS   SCUDDER FLAG INVESTORS VALUE BUILDER-A           FVBA        A       33832R105            FLVBX         52-1772203
   417      SS   SCUDDER TOTAL RETURN BOND FUND-A             Not available   A          N/A                N/A          52-2267378
   418      SS   SCUDDER PRESERVATIONPLUS INCOME FUND - A         PPIA        A   Not available yet  Not available yet   25-1816278
   419      SS   SCUDDER GOLD FUND-A                              SGFA        A       810904300            SGDAX         04-3023610
   420      SS   SCUDDER INTERNATIONAL EQUITY FUND-A              IEQA        A       055922546            DBAIX         52-6297057
   422      SS   SCUDDER SHORT TERM BOND FUND-A                   STBA        A       810902270            SZBAX         04-6569250
   423      SS   GLOBAL FINANCIAL SERVICES FUND-CLASS A           GFNA        A       251555108            DBFSX         52-2295445
   424      SS   SCUDDER REAL ESTATE SECURITIES FUND-A            RESA        A       75600Q108            FLREX         52-1879843
   425      SS   SCUDDER RREEF REAL ESTATE SECURITIES-A           REFA        A       81119P102            RRRAX         36-7287452
   432      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-A              FCMA        A       338331101            TISHX         52-1319644
   433      SS   TOP 50 WORLD FUND-CLASS A                        T5WA        A       251555645            FLWAX         23-2905982
   439      SS   SCUDDER SMALL COMPANY STOCK FUND - A             SCSA        A       460965585            SZCAX         04-3343995
   445      SS   SCUDDER MEDIUM-TERM TAX-FREE FUND - A            MTFA        A       811236603            SZMAX         04-3102993
   447      SS   SCUDDER HIGH INCOME OPPORTUNITY FUND-A           HIOA        A       811192848            SYOAX         04-3314841
   449      SS   SCUDDER LARGE COMPANY VALUE FUND - A             LCVA        A       920390861            SDVAX         13-2578688
   450      SS   SCUDDER SMALL COMPANY VALUE FUND-A               SOVA        A       811196724            SAAUX         22-3172951
   451      SS   SCUDDER TECHNOLOGY INNOVATION FUND-A              TIA        A       811196765            SRIAX         04-3403411
   452      SS   SCUDDER HEALTH CARE FUND-A                        HCA        A       811196815            SUHAX         04-3403410
   459      SS   TOP 50 EUROPE FUND-CLASS A                       T5EA        A       251555710            FLEAX         23-2905983
   460      SS   SCUDDER JAPANESE EQUITY FUND-A                   JAEA        A       251555777            FJEAX         23-2905978
   461      SS   SCUDDER GLOBAL BOND FUND -A                      GLBA        A       378947774            SZGAX         13-3605419
   462      SS   TOP 50 ASIA FUND-CLASS A                         T5AA        A       251555744            FAASX         23-2905984
   463      SS   SCUDDER INCOME FUND -A                           INCA        A       811192806            SZIAX         04-6013018
   464      SS   SCUDDER GROWTH AND INCOME FUND-A                 G&IA        A       460965627            SUWAX         04-2212654

           MGMT                                                         STATUS                     CLOSED FOR/   CHANGE      MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY   CODE       LIVE DATE         DATE        DATE       DATE
------------------------------------------------------------------------------------------------------------------------------------
   408      SS   SCUDDER GROWTH OPPORTUNITY FUND - A          Scudder      2          08192002       10312002
   409      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-A         Scudder      1          08192002
   410      SS   SCUDDER SELECT 500 FUND-A                    Scudder      1          07062001
   411      SS   SCUDDER SELECT 1000 GROWTH FUND-A            Scudder      3          07062001       11252002
   412      SS   SCUDDER MASS TAX FREE FUND-A                 Scudder      1          07062001
   413      SS   SCUDDER DIVIDEND AND GROWTH FUND - A         Scudder      2          03192001       05172002
   415      SS   SCUDDER FLAG INVESTORS VALUE BUILDER-A       Scudder      1          08192002
   417      SS   SCUDDER TOTAL RETURN BOND FUND-A             Scudder  Not estab       Q4/2002
   418      SS   SCUDDER PRESERVATIONPLUS INCOME FUND - A     Scudder      2          11292002
   419      SS   SCUDDER GOLD FUND-A                          Scudder      1          07062001
   420      SS   SCUDDER INTERNATIONAL EQUITY FUND-A          Scudder      1          05062002
   422      SS   SCUDDER SHORT TERM BOND FUND-A               Scudder      1          06222001
   423      SS   GLOBAL FINANCIAL SERVICES FUND-CLASS A      Deutsche      5      Converted as clsd  08192002
   424      SS   SCUDDER REAL ESTATE SECURITIES FUND-A        Scudder      2          08192002        To 425                10182002
   425      SS   SCUDDER RREEF REAL ESTATE SECURITIES-A       Scudder      1          09032002
   432      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-A          Scudder      1          08192002
   433      SS   TOP 50 WORLD FUND-CLASS A                   Deutsche      5      Converted as clsd  08192002
   439      SS   SCUDDER SMALL COMPANY STOCK FUND - A         Scudder      1          02092001
   445      SS   SCUDDER MEDIUM-TERM TAX-FREE FUND - A        Scudder      1          02092001
   447      SS   SCUDDER HIGH INCOME OPPORTUNITY FUND-A       Scudder      1          06222001                   11112002
   449      SS   SCUDDER LARGE COMPANY VALUE FUND - A         Scudder      1          02092001
   450      SS   SCUDDER SMALL COMPANY VALUE FUND-A           Scudder      1          12032001
   451      SS   SCUDDER TECHNOLOGY INNOVATION FUND-A         Scudder      1          12292000
   452      SS   SCUDDER HEALTH CARE FUND-A                   Scudder      1          12292000
   459      SS   TOP 50 EUROPE FUND-CLASS A                  Deutsche      5     Converted as clsd   08192002
   460      SS   SCUDDER JAPANESE EQUITY FUND-A               Scudder      1          08192002
   461      SS   SCUDDER GLOBAL BOND FUND -A                  Scudder      1          06152001
   462      SS   TOP 50 ASIA FUND-CLASS A                    Deutsche      5     Converted as clsd   08192002
   463      SS   SCUDDER INCOME FUND -A                       Scudder      1          06222001
   464      SS   SCUDDER GROWTH AND INCOME FUND-A             Scudder      1          12292000

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT      SHARE
 FUND #     CO                   FUND LONG NAME                  NAME       CLASS     CUSIP         QUOTRON              TIN
------------------------------------------------------------------------------------------------------------------------------------
   465      SS   SCUDDER EQUITY 500 INDEX-A                   Not available    A       N/A            N/A         Not available yet
   466      SS   SCUDDER MANAGED MUNICIPAL BOND FUND - A          MMBA         A    811170802        SMLAX            04-6396607
   468      SS   SCUDDER INTERNATIONAL FUND-A                     INTA         A    811165810        SUIAX            13-2827803
   469      SS   SCUDDER LARGE CO GROWTH FUND-A                   LCGA         A    460965692        SGGAX            04-3119638
   470      SS   SCUDDER EUROPEAN EQUITY FUND-A                   EUQA         A    61735K521        DBEAX            23-2748252
   471      SS   SCUDDER SMALL CAP FUND-A                         SMCA         A    055922470        SSDAX            04-3203566
   472      SS   SCUDDER EAFE EQUITY INDEX FUND-A             Not available    A       N/A            N/A         Not available yet
   473      SS   SCUDDER PACIFIC OPPORTUNITIES FUND - A           POPA         A    811165661        SPAOX            13-7005469
   474      SS   SCUDDER LATIN AMERICA FUND - A                   LAFA         A    811165737        SLANX            13-7005470
   475      SS   SCUDDER GLOBAL BIOTECHNOLOGY FUND-A              GBTA         A    251555504        DBBTX             522295447
   476      SS   SCUDDER EMG MARKETS INCOME FUND-A                EMIA         A    378947816        SZEAX            13-3747314
   477      SS   SCUDDER GREATER EUROPE GROWTH FUND - A           GEGA         A    811165695        SERAX            13-3788234
   478      SS   SCUDDER U.S. BOND INDEX FUND-A               Not available    A       N/A            N/A         Not available yet
   479      SS   SCUDDER EMERGING MARKETS GROWTH FUND-A           EMGA         A    811165760        SEKAX            13-3874268
   480      SS   SCUDDER PATHWAY CONSERVATIVE PORT-A               PCA         A    811189777        SUCAX            04-3255566
   481      SS   SCUDDER PATHWAY MODERATE PORTFOLIO-A              PMA         A    811189844        SPDAX            04-3255567
   482      SS   SCUDDER PATHWAY GROWTH PORTFOLIO-A                PGA         A    811189810        SUPAX            04-3255565
   483      SS   SCUDDER MID CAP FUND-A                           MDCA         A    055922512        SMCAX            04-3167380
   486      SS   EUROPEAN MID-CAP FUND CLASS-A                    EMCA         A    251555819        FEMAX             232905976
   489      SS   SCUDDER MICRO CAP FUND-A                         MCCA         A    61735K455        SMFAX            23-2854707

   490      SK   SCUDDER GROWTH AND INCOME FUND - R               SGIR         R    460965858         N/A             04-2212654

   491      SK   SCUDDER INTERNATIONAL FUND - R                   SIFR         R    811165877         N/A             13-2827803

   492      SK   SCUDDER LARGE COMPANY GROWTH FUND - R            SLGR         R    460965841         N/A             04-3119638
   493      SS   SCUDDER FIXED INCOME FUND-A                      FIFA         A    61735K422        SFXAX            23-2790718
   494      SS   GLOBAL EQUITY FUND-CLASS A                       GLEA         A    055922579        DBGLX             522281490
   495      SS   GLOBAL TECHNOLOGY FUND-CLASS A                   GLTA         A    251555876        DBTHX             522295442
   498      SS   SCUDDER CAPITAL GROWTH FUND - A                  CGRA         A    460965742        SDGAX             13-318716
   499      SS   SCUDDER INTERNATIONAL SELECT EQTY-A              ISEA         A    61735K489        DBISX            23-2748259
   500      SS   DEUTSCHE CASH RESERVES FUND-INST                  CRT        INST  055924872        BIRXX              43239322

           MGMT                                                           STATUS                      CLOSED FOR/  CHANGE   MERGE
 FUND #     CO               FUND LONG NAME                   CATEGORY     CODE       LIVE DATE          DATE       DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
   465      SS   SCUDDER EQUITY 500 INDEX-A                    Scudder   Not estab       Q4/2002
   466      SS   SCUDDER MANAGED MUNICIPAL BOND FUND - A       Scudder       1           02092001
   468      SS   SCUDDER INTERNATIONAL FUND-A                  Scudder       1           12292000
   469      SS   SCUDDER LARGE CO GROWTH FUND-A                Scudder       1           12292000
   470      SS   SCUDDER EUROPEAN EQUITY FUND-A                Scudder       1           08192002
   471      SS   SCUDDER SMALL CAP FUND-A                      Scudder       1           06282002
   472      SS   SCUDDER EAFE EQUITY INDEX FUND-A              Scudder   Not estab       Q4/2002
   473      SS   SCUDDER PACIFIC OPPORTUNITIES FUND - A        Scudder       1           05282001
   474      SS   SCUDDER LATIN AMERICA FUND - A                Scudder       1           05282001
   475      SS   SCUDDER GLOBAL BIOTECHNOLOGY FUND-A           Scudder       1           08192002
   476      SS   SCUDDER EMG MARKETS INCOME FUND-A             Scudder       1           06182001
   477      SS   SCUDDER GREATER EUROPE GROWTH FUND - A        Scudder       1           03192001
   478      SS   SCUDDER U.S. BOND INDEX FUND-A                Scudder   Not estab       Q4/2002
   479      SS   SCUDDER EMERGING MARKETS GROWTH FUND-A        Scudder       1           06182001
   480      SS   SCUDDER PATHWAY CONSERVATIVE PORT-A           Scudder       1           12292000
   481      SS   SCUDDER PATHWAY MODERATE PORTFOLIO-A          Scudder       1           12292000
   482      SS   SCUDDER PATHWAY GROWTH PORTFOLIO-A            Scudder       1           12292000
   483      SS   SCUDDER MID CAP FUND-A                        Scudder       1           06282002
   486      SS   EUROPEAN MID-CAP FUND CLASS-A                Deutsche       5      Converted as clsd   08192002
   489      SS   SCUDDER MICRO CAP FUND-A                      Scudder       1           06282002
                                                                                                                             To 464-
   490      SK   SCUDDER GROWTH AND INCOME FUND - R            Scudder       2           08011999                           12/29/00
                                                                                                                             To 468-
   491      SK   SCUDDER INTERNATIONAL FUND - R                Scudder       2           08011999                           12/29/00
                                                                                                                             To 469-
   492      SK   SCUDDER LARGE COMPANY GROWTH FUND - R         Scudder       2           08011999                           12/29/00
   493      SS   SCUDDER FIXED INCOME FUND-A                   Scudder       1           06282002
   494      SS   GLOBAL EQUITY FUND-CLASS A                   Deutsche       5      Converted as clsd   08192002
   495      SS   GLOBAL TECHNOLOGY FUND-CLASS A               Deutsche       5      Converted as clsd   08192002
   498      SS   SCUDDER CAPITAL GROWTH FUND - A               Scudder       1           02092001
   499      SS   SCUDDER INTERNATIONAL SELECT EQTY-A           Scudder       1           08192002
   500      SS   DEUTSCHE CASH RESERVES FUND-INST             Deutsche       1           08192002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                              FUND
           MGMT                                               SHORT   SHARE                                                 STATUS
 FUND #     CO                   FUND LONG NAME               NAME    CLASS     CUSIP      QUOTRON      TIN      CATEGORY    CODE
------------------------------------------------------------------------------------------------------------------------------------
   501      KI   SCUDDER TECHNOLOGY FUND-I                    TECI      I     81123F405     SPTCX    36-6051878      RPS      1
   502      KI   SCUDDER TOTAL RETURN FUND-I                  KTRI      I     81123H401     KMTRX    36-6103490      RPS      1
   503      KI   SCUDDER GROWTH FUND-I                        KGFI      I     81115H401     KPGRX    36-6139661      RPS      1
   504      KI   SCUDDER DYNAMIC GROWTH FUND-I                KSCI      I     81114R400     KSCEX    36-2668415      RPS      1
   505      KI   KEMPER INCOME & CAPITAL PRESERVATION-I       ICPI      I     488412404     KMICX    36-2797860      RPS      2
   506      KI   SCUDDER MONEY MARKET FUND-K                  SMMK      I     4884KEMP2      N/A     36-2809723      RPS      1
   507      KI   KEMPER MUNICIPAL BOND FUND-I                 KMBI      I     488419508     KPMBX    36-2896696      RPS      2
   508      KI   SCUDDER HIGH INCOME FUND-I                   SHII      I     81115L402     KMHYX    36-2955386      RPS      1
   509      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-INST      FEPT     INST   33832P307     FLIPX     521912412    Scudder    1
   510      KI   SCUDDER DIVERSIFIED INCOME FUND-I            KDII      I     48840K405     KDIFX    36-2921989      RPS      1
   511      SS   SCUDDER TECHNOLOGY FUND -INST                TECT     INST   81123F504     KTCIX    36-6051878    Scudder    1
   512      SS   SCUDDER HIGH YIELD TAX FREE FUND-INST        HTFT     INST   81118T105     NOTIX    04-6569215    Scudder    1
   513      SS   SCUDDER HIGH INCOME FUND-INST                SHHT     INST   81115L501     KHYIX    36-2955386    Scudder    1
   515      KI   KEMPER HIGH YIELD FUND II - I                HY2I      I        N/A        KHIIX    36-4257921      RPS      2
   516      KI   KEMPER QUANTITATIVE EQUITY FUND - I          KQEI      I     48842E407      N/A     36-4038832      RPS      2
   518      KI   SCUDDER US GOVERNMENT SECURITIES - I         KGSI      I     81123L402     KPGVX    36-3060398      RPS      1
   519      KI   KEMPER INTERNATIONAL FUND-I                  KIFI      I     488415407     KMIFX    36-3124258      RPS      2
   520      SS   SCUDDER INTERNATIONAL EQUTY FUND-INST1       IET1     INST   055924856     BEIIX    23-2891401    Scudder    1
   521      KI   KEMPER INTERNATIONAL BOND FUND               KIBF      I     488414103      N/A     36-3998688      RPS      2
   522      KI   SCUDDER EUROPE FUND-I                        KEUI      I     487910408      N/A     36-4066430      RPS      2
   523      SS   CAT MMP INSTITUTIONAL SELECT SHARES          CTIS     N/A                   N/A     37-1259201    Scudder    1
   524      SS   SCUDDER REAL ESTATE SECURITIES FUND-INST     REST     INST   75600Q306     FLIRX    52-1879843    Scudder    2
   525      SS   SCUDDER INTERNATIONAL EQUITY FUND-INST2      IET2     INST   055924849     BEITX    23-2891401    Scudder    1

   526      SS   SCUDDER QUANTITATIVE EQ FUND-INST            QNTT     INST   055922645     DBQIX    06-1539484    Scudder    3
   528      SS   SCUDDER MUNICIPAL BOND FUND-INST             MUBT     INST   61735K810     MGMBX    23-2790715    Scudder    1
   529      SS   SCUDDER NEW EUROPE FUND-INST                 SNEI     INST   81118E405     KNEIX    36-4066430    Scudder    1
   530      KI   KEMPER SHORT-TERM US GOVERNMENT FUND-I       STGI      I     48842K403     KSGIX    36-3528556      RPS      2
   531      KI   SCUDDER BLUE CHIP FUND-I                     KBCI      I     81111P407     KBCFX    36-3542349      RPS      1
   532      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-INST       FCMT     INST   338331507     FLICX    52-1319644    Scudder    1
   533      KI   KEMPER GLOBAL INCOME FUND-I                  KGII      I     48841D400     KGIFX    36-3657086      RPS      2

           MGMT                                                                 CLOSED FOR/   CHANGE      MERGE
 FUND #     CO               FUND LONG NAME                   LIVE DATE          DATE          DATE        DATE
-----------------------------------------------------------------------------------------------------------------
   501      KI   SCUDDER TECHNOLOGY FUND-I                    05311994
   502      KI   SCUDDER TOTAL RETURN FUND-I                  05311994
   503      KI   SCUDDER GROWTH FUND-I                        05311994
   504      KI   SCUDDER DYNAMIC GROWTH FUND-I                05311994                       10152001
   505      KI   KEMPER INCOME & CAPITAL PRESERVATION-I       05311994            To 563                06222001
   506      KI   SCUDDER MONEY MARKET FUND-K                  07011995                       04062002
   507      KI   KEMPER MUNICIPAL BOND FUND-I                 05311994
   508      KI   SCUDDER HIGH INCOME FUND-I                   05311994                       10072002
   509      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-INST      08192002
   510      KI   SCUDDER DIVERSIFIED INCOME FUND-I            05311994
   511      SS   SCUDDER TECHNOLOGY FUND -INST                08192002
   512      SS   SCUDDER HIGH YIELD TAX FREE FUND-INST        08192002
   513      SS   SCUDDER HIGH INCOME FUND-INST                08192002                       10072002
   515      KI   KEMPER HIGH YIELD FUND II - I                12011998
   516      KI   KEMPER QUANTITATIVE EQUITY FUND - I          09111996                                  02051999
   518      KI   SCUDDER US GOVERNMENT SECURITIES - I         05311994
   519      KI   KEMPER INTERNATIONAL FUND-I                  05311994            To 568                06152001
   520      SS   SCUDDER INTERNATIONAL EQUTY FUND-INST1       08192002
   521      KI   KEMPER INTERNATIONAL BOND FUND               01031995
   522      KI   SCUDDER EUROPE FUND-I                        04191996
   523      SS   CAT MMP INSTITUTIONAL SELECT SHARES          12022002
   524      SS   SCUDDER REAL ESTATE SECURITIES FUND-INST     08192002            To 595                10182002
   525      SS   SCUDDER INTERNATIONAL EQUITY FUND-INST2      08192002
                                                                               12/31/02 for
   526      SS   SCUDDER QUANTITATIVE EQ FUND-INST            08192002        all purchases
   528      SS   SCUDDER MUNICIPAL BOND FUND-INST             08192002
   529      SS   SCUDDER NEW EUROPE FUND-INST                 08192002
   530      KI   KEMPER SHORT-TERM US GOVERNMENT FUND-I       05311994
   531      KI   SCUDDER BLUE CHIP FUND-I                     05311994
   532      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-INST       08192002
   533      KI   KEMPER GLOBAL INCOME FUND-I                  05311994

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT     SHARE
 FUND #     CO                   FUND LONG NAME                  NAME      CLASS    CUSIP         QUOTRON              TIN
------------------------------------------------------------------------------------------------------------------------------------
   534    SS   SCUDDER GLOBAL BIOTECHNOLOGY-INST            Not available   INST     N/A             N/A         Not available yet
   535    SS   SCUDDER FLAG INVESTORS VALUE BUILDER-INST        FVBT        INST  33832R402         FLIVX            52-1772203
   536    SS   SCUDDER SHORT TERM MUNICIPAL BOND-INST           STMT        INST  61735K794         MGSMX            23-2790706
   537    SS   DEUTSCHE TREASURY ASSETS FUND-INST               TRAT        INST  055922876          N/A             23-2931580
   538    SS   DEUTSCH DAILY ASSETS FUND-INST                    DAT        INST  055924781          N/A             25-1799739
   539    SS   SCUDDER-DREMAN HIGH RETURN EQ FD-INST            DHRT        INST  81123U832         KDHIX            22-2958719
   540    SS   DEUTSCHE LIQUID ASSETS FUND-INST                 LQAT        INST  055924864         BTLLX            04-3273864
   541    SS   DEUTSCHE CASH MANAGEMENT FUND-INST               CMGT        INST  055924104         BICXX            04-3091625
   542    SS   DEUTSCHE TREASURY MONEY FUND-INST                TMYT        INST  055924203         BTRXX            04-3091628
   543    SS   SCUDDER EMERGING MARKETS EQUITY-INST             EMET        INST  61735K109         MGEEX            23-2748243
   544    SS   SCUDDER MANAGED MUNICIPAL BOND-INST              MMBT        INST  81118T204         SMLIX            04-6396607
   545    SS   SCUDDER-DREMAN SMALL CAP VALUE FD-INST           SCVT        INST  81123U824         KDSIX            22-3172951
   546    KI   CAT-INSTITUTIONAL MM SHARES                      CTIM         I       N/A        Not available      Not available
   548    SS   SCUDDER U.S. BOND INDEX FUND-PRMR                BIXP        PRMR  05576L700         BTUSX            04-3297607
   549    KI   SCUDDER LARGE COMPANY VALUE FUND - I             LCVI         I    920390838         SCDUX            13-2578688
   550    SS   SCUDDER GROWTH AND INCOME FUND-INST              G&IT        INST  460965551         SUWIX            04-2212654
   551    KI   SCUDDER 21ST CENTURY GROWTH FUND-I               S21I         I    811196732     Not available        04-3323038
   552    KI   SCUDDER HEALTH CARE-I                             HCI         I    811196773         SUHIX            04-3403410
   553    SS   SCUDDER EMERGING MARKETS DEBT FD-INST            EFIT        INST  61735K869         MGEIX            23-2748238
   554    SS   PRESERVATIONPLUS FUND-INSTITUTIONALSRV           PPIS        INST  055847826         BTPRX            23-2872025
   555    SS   SCUDDER PRESERVATION PLUS FUND-INST               PPT        INST  055847818         BTPIX            23-2872025
   556    SS   SCUDDER HIGH INCOME PLUS-PRMR                    HIPP        PRMR  61735K547         MGHPX            23-2954039
   557    SS   SCUDDER SHORT TERM FIXED INCOME-INST             STFT        INST  61735K828         MGSFX            23-2790717
   558    SS   SCUDDER EAFE EQUITY INDEX FUND-PRMR              EAFP        PRMR  05576L874         BTAEX            04-3297609
   559    SS   SCUDDER INTERNATIONAL SELECT EQTY-INST           ISET        INST  61735L604         MGINX            23-2748259
   560    KI   KEMPER HORIZON 20+ PORTFOLIO-I                   H20I         I    48841J605     Not available        36-4066435
   561    KI   KEMPER HORIZON 10+ PORTFOLIO-I                   H10I         I    48841J886     Not available        36-4066436
   562    KI   KEMPER HORIZON 5 PORTFOLIO-I                     H05I         I    48841J852     Not available        36-4066437
   563    KI   SCUDDER INCOME FUND - I                          INCI         I    811192863     Not available        36-3791602
   564    SS   SCUDDER CAPITAL GROWTH FUND - INST               CGRT        INST  460965544         SDGTX            13-3218716

         MGMT                                                             STATUS                      CLOSED FOR/ CHANGE    MERGE
 FUND #   CO                 FUND LONG NAME                CATEGORY        CODE       LIVE DATE          DATE     DATE      DATE
------------------------------------------------------------------------------------------------------------------------------------
   534    SS   SCUDDER GLOBAL BIOTECHNOLOGY-INST            Scudder    Not estab       Q4/2002
   535    SS   SCUDDER FLAG INVESTORS VALUE BUILDER-INST    Scudder        1          08192002
   536    SS   SCUDDER SHORT TERM MUNICIPAL BOND-INST       Scudder        1          08192002
   537    SS   DEUTSCHE TREASURY ASSETS FUND-INST          Deutsche        1          08192002
   538    SS   DEUTSCH DAILY ASSETS FUND-INST              Deutsche        1          08192002
   539    SS   SCUDDER-DREMAN HIGH RETURN EQ FD-INST        Scudder        1          08192002
   540    SS   DEUTSCHE LIQUID ASSETS FUND-INST            Deutsche        1          08192002
   541    SS   DEUTSCHE CASH MANAGEMENT FUND-INST          Deutsche        1          08192002
   542    SS   DEUTSCHE TREASURY MONEY FUND-INST           Deutsche        1          08192002
   543    SS   SCUDDER EMERGING MARKETS EQUITY-INST         Scudder        2          08192002       08192002
   544    SS   SCUDDER MANAGED MUNICIPAL BOND-INST          Scudder        1          08192002
   545    SS   SCUDDER-DREMAN SMALL CAP VALUE FD-INST       Scudder        1          08192002
   546    KI   CAT-INSTITUTIONAL MM SHARES                CPG/Retail       2          unknown        unknown
   548    SS   SCUDDER U.S. BOND INDEX FUND-PRMR            Scudder        1          08192002
   549    KI   SCUDDER LARGE COMPANY VALUE FUND - I           RPS          1          02092001
   550    SS   SCUDDER GROWTH AND INCOME FUND-INST          Scudder        1          08192002
   551    KI   SCUDDER 21ST CENTURY GROWTH FUND-I             RPS          1          12032001
   552    KI   SCUDDER HEALTH CARE-I                        Scudder        1          12292000
   553    SS   SCUDDER EMERGING MARKETS DEBT FD-INST        Scudder        1          08192002
   554    SS   PRESERVATIONPLUS FUND-INSTITUTIONALSRV      Deutsche        5     Converted as clsd   08192002
   555    SS   SCUDDER PRESERVATION PLUS FUND-INST          Scudder        1          08192002
   556    SS   SCUDDER HIGH INCOME PLUS-PRMR                Scudder        1          08192002                   08082002
   557    SS   SCUDDER SHORT TERM FIXED INCOME-INST         Scudder        1          08192002
   558    SS   SCUDDER EAFE EQUITY INDEX FUND-PRMR          Scudder        1          08192002
   559    SS   SCUDDER INTERNATIONAL SELECT EQTY-INST       Scudder        1          08192002
   560    KI   KEMPER HORIZON 20+ PORTFOLIO-I                 RPS          2          12151995        To 502                06082001
   561    KI   KEMPER HORIZON 10+ PORTFOLIO-I                 RPS          2          12151995        To 502                06082001
   562    KI   KEMPER HORIZON 5 PORTFOLIO-I                   RPS          2          12151995        To 502                06082001
   563    KI   SCUDDER INCOME FUND - I                      Scudder        1          06222001
   564    SS   SCUDDER CAPITAL GROWTH FUND - INST           Scudder        1          08192002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                            FUND
        MGMT                                                SHORT        SHARE
 FUND #  CO                   FUND LONG NAME                NAME         CLASS     CUSIP          QUOTRON              TIN
------------------------------------------------------------------------------------------------------------------------------------
   565  SS  SCUDDER EQUITY 500 INDEX FUND-PRMR               EIXP        PRMR    055924500        BTIIX           04-3148791
   566  KI  BANKERS GIC TRUST-K                              GICK         I         N/A            N/A            13-6043638
   567  SS  SCUDDER ASSET MANAGEMENT-PRMR                    AMTP        PRMR    055847404        BTAMX           04-3148790
   568  KI  SCUDDER INTERNATIONAL FUND-I                     INTI         I      811165778        SUIIX           13-2827803
   569  KI  SCUDDER LARGE CO GROWTH FUND-I                   LCGI         I      460965668        SGGIX           36-4007890
   570  SS  SCUDDER EUROPEAN EQUITY FUND-INST                EUQT        INST    61735K307        MEUEX           23-2748252
   571  KI  KEMPER U S MORTGAGE FUND-I                       USMI         I      487902751        KZGPX           36-3534354
   572  KI  KEMPER ASIAN GROWTH FUND - I                     KAGI         I      487912404    Not available       36-4104796
   573  KI  SCUDDER AGGRESSIVE GROWTH FUND - I               AGGI         I      81111M404         N/A            36-4118750
   574  KI  SCUDDER CASH RESERVES FUND-I                      CRI         I      811195700    Not available       36-3534356
   575  KI  KEMPER HIGH YIELD OPPORTUNITY-I                  HYOI         I      488411802        KYOIX           36-4176583
   576  KI  KEMPER SHORT-INTERMEDIATE GOVT FUND-I            SIGI         I      487902736        KZSIX           36-3615079
   577  KI  KEMPER INTERMEDIATE MUNICIPAL BOND-I             KIMI         I      488419888    Not available       36-3974836
   578  KI  KEMPER SMALL CAP VALUE FUND-I                    SV2I         I    Not available  Not available     Not available
   579  SS  MANAGED DOLLAR-INVESTOR                      Not available   INST       N/A            N/A        Not available yet
   580  SS  DEUTSCHE MANAGED DOLLAR-ADVISORY SHARES          MDAS                1740DUMMY         N/A               N/A
   581  SS  DEUTSCHE MANAGED DOLLAR-INST                     MDIS        INST    1741DUMMY         N/A               N/A
   582  SS  DEUTSCHE MANAGED DOLLAR-SEC LEND SHARES          MDSL                1742DUMMY         N/A               N/A
   583  SS  SCUDDER MID CAP FUND-INST                        MDCT        INST    055922637        BTEAX           04-3167380
   585  KI  KEMPER VALUE PLUS GROWTH FUND-I                  KVGI         I      48844M407    Not available       36-4043718
   586  KI  SCUDDER CONTRARIAN FUND - I                      CNTI         I      81123U600         N/A            22-2958460
   587  KI  SCUDDER-DREMAN HIGH RETURN EQ FUND-I             DHRI         I      81123U881         N/A            22-2958719
   588  KI  SCUDDER-DREMAN SMALL CAP VALUE FUND - I          SCVI         I      81123U857         N/A            22-3172951
   589  SS  SCUDDER MICRO CAP FUND-INST                      MCCT        INST    61735K786        MGMCX           23-2854707
   590  SS  DEUTSCHE PRIME SERIES FUND-INST2             Not available   INST       N/A            N/A        Not available yet
   591  SS  DEUTSCHE TREASURY SERIES FUND-INST2          Not available   INST       N/A            N/A        Not available yet
   592  SS  DEUTSCHE TAX FREE SERIES FUND-INST           Not available   INST       N/A            N/A        Not available yet
   593  SS  SCUDDER FIXED INCOME FUND-INST                   FIFT        INST    61735K836        MFINX           23-2790718
   594  SS  GLOBAL EQUITY FUND-INSTITUTIONAL                 GLET        INST    055922587        DBGEX           52-2281490
   595  SS  SCUDDER RREEF REAL ESTATE SECURITIES-INST        REFT        INST    81119P409        RRRRX           36-7287452

         MGMT                                                           STATUS                       CLOSED FOR/  CHANGE    MERGE
 FUND #   CO                 FUND LONG NAME              CATEGORY        CODE      LIVE DATE            DATE       DATE      DATE
------------------------------------------------------------------------------------------------------------------------------------
   565  SS  SCUDDER EQUITY 500 INDEX FUND-PRMR            Scudder          1          08192002
   566  KI  BANKERS GIC TRUST-K                             RPS            1          07011995
   567  SS  SCUDDER ASSET MANAGEMENT-PRMR                 Scudder          1          08192002
   568  KI  SCUDDER INTERNATIONAL FUND-I                  Scudder          1          12292000
   569  KI  SCUDDER LARGE CO GROWTH FUND-I                Scudder          1          12292000
   570  SS  SCUDDER EUROPEAN EQUITY FUND-INST             Scudder          1          08192002
   571  KI  KEMPER U S MORTGAGE FUND-I                      RPS            2          05311994
   572  KI  KEMPER ASIAN GROWTH FUND - I                    RPS            2          10211996
   573  KI  SCUDDER AGGRESSIVE GROWTH FUND - I              RPS            1          12311996
   574  KI  SCUDDER CASH RESERVES FUND-I                    RPS            2          05311994                   02012001
   575  KI  KEMPER HIGH YIELD OPPORTUNITY-I                 RPS            2          10011997
   576  KI  KEMPER SHORT-INTERMEDIATE GOVT FUND-I           RPS            2          05311994                              02051999
   577  KI  KEMPER INTERMEDIATE MUNICIPAL BOND-I            RPS            2          11011994
   578  KI  KEMPER SMALL CAP VALUE FUND-I                   RPS            2          05061998
   579  SS  MANAGED DOLLAR-INVESTOR                      Deutsche      Not estab      Phase II
   580  SS  DEUTSCHE MANAGED DOLLAR-ADVISORY SHARES      Deutsche          1          08192002
   581  SS  DEUTSCHE MANAGED DOLLAR-INST                 Deutsche          1          08192002
   582  SS  DEUTSCHE MANAGED DOLLAR-SEC LEND SHARES      Deutsche          1          08192002
   583  SS  SCUDDER MID CAP FUND-INST                     Scudder          1          08192002
   585  KI  KEMPER VALUE PLUS GROWTH FUND-I                 RPS            2          10011995
   586  KI  SCUDDER CONTRARIAN FUND - I                     RPS            1          09111995
   587  KI  SCUDDER-DREMAN HIGH RETURN EQ FUND-I            RPS            1          09111995
   588  KI  SCUDDER-DREMAN SMALL CAP VALUE FUND - I         RPS            1          09111995                   01182002
   589  SS  SCUDDER MICRO CAP FUND-INST                   Scudder          1          08192002
   590  SS  DEUTSCHE PRIME SERIES FUND-INST2             Deutsche      Not estab      Phase II
   591  SS  DEUTSCHE TREASURY SERIES FUND-INST2          Deutsche      Not estab      Phase II
   592  SS  DEUTSCHE TAX FREE SERIES FUND-INST           Deutsche      Not estab      Phase II
   593  SS  SCUDDER FIXED INCOME FUND-INST                Scudder          1          08192002
   594  SS  GLOBAL EQUITY FUND-INSTITUTIONAL             Deutsche          5      Converted as clsd  08192002
   595  SS  SCUDDER RREEF REAL ESTATE SECURITIES-INST     Scudder          1          09032002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT    SHARE
 FUND #     CO                   FUND LONG NAME                  NAME     CLASS        CUSIP            QUOTRON              TIN
------------------------------------------------------------------------------------------------------------------------------------
   596      SS   SCUDDER HIGH INCOME PLUS-INST                    HIPT        INST    61735K646          MGHYX           23-2954039
   597      KI   SCUDDER STABLE VALUE FUND II                     SVII         I    Not available    Not available       02-6079747
   598      KI   SCUDDER CAPITAL GROWTH FUND - I                  CGRI         I      460965718          ACGFX           13-3218716
   599      SS   SCUDDER INTERNATIONAL SELECT EQY-PRMR            ISEP        PRMR    61735K570          MGIPX           23-2748259
   600      SS   SCUDDER CASH RESERVE PRIME SHARES-B              CRPB         B      251521308          FLBXX           52-1223991
   601      FF   FARMERS INCOME PORTFOLIO - A                     FIFA         A      309622108          FINAX           04-3446537
   602      FF   FARMERS INCOME WITH GROWTH PORTFOLIO-A           FIGA         A      309622306          FIGRA           04-3446524
   603      FF   FARMERS BALANCED PORTFOLIO-A                     FBLA         A      309622504          FBLNA           04-3446520
   604      FF   FARMERS GROWTH WITH INCOME PORTFOLIO-A           FGIA         A      309622876          FGWIA           04-3446533
   605      FF   FARMERS GROWTH PORTFOLIO-A                       FGFA         A      309622702          FGRAX           04-3446528
   606      SS   SCUDDER TOP 50 US FUND - B                       T5UB         B      251555660          FBUSX           23-2905985
   607      SS   SCUDDER GLOBAL FUND-B                            GLOB         B      378947840          SGQBX           13-3370518
   608      SS   SCUDDER GROWTH OPPORTUNITY FUND - B              GOPB         B      251555835          DBGRX           52-2284712
   609      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-B             FEPB         B      33832P208          FEPBX           52-1912412
   610      SS   SCUDDER SELECT 500 FUND-B                        SSFB         B      920390812          OUTBX           06-1539758
   611      SS   SCUDDER SELECT 1000 GROWTH FUND-B                SSGB         B      920390770          SOGBX           06-1539760
   612      SS   SCUDDER MASS TAX FREE FUND-B                     MATB         B      811184886          SQMBX           04-6569226
   613      SS   SCUDDER DIVIDEND AND GROWTH FUND - B             D&GB         B      460965643          SNNBX           04-3419781
   615      SS   SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B      FVBB         B      33832R303          FVBBX           52-1772203
   617      SS   SCUDDER TOTAL RETURN BOND FUND-B             Not available    B         N/A              N/A            52-2267378
   619      SS   SCUDDER GOLD FUND-B                              SGFB         B      810904409          SGDBX           04-3023610
   620      SS   SCUDDER INTERNATIONAL EQUITY FUND-B              IEQB         B      055922538          DBBIX           52-6297057
   622      SS   SCUDDER SHORT TERM BOND FUND-B                   STBB         B      810902288          SZBBX           04-6569250
   623      SS   GLOBAL FINANCIAL SERVICES FUND-CLASS B           GFNB         B      251555207          DBFBX           52-2295445
   624      SS   SCUDDER REAL ESTATE SECURITIES FUND-B            RESB         B      75600Q207          FLRBX           52-1879843
   625      SS   SCUDDER RREEF REAL ESTATE SECURITIEIS-B          REFB         B      81119P201          RRRBX           36-7287452
   632      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-B              FCMB         B      338331408          FTEBX           52-1319644
   633      SS   TOP 50 WORLD FUND-CLASS B                        T5WB         B      251555637          FLWBX           23-2905982
   639      SS   SCUDDER SMALL COMPANY STOCK FUND - B             SCSB         B      460965577          SZCBX           04-3343995
   645      SS   SCUDDER MEDIUM-TERM TAX-FREE FUND - B            MTFB         B      811236702          SZMBX           04-3102993

          MGMT                                                           STATUS                       CLOSED FOR/  CHANGE   MERGE
 FUND #    CO                 FUND LONG NAME                  CATEGORY    CODE         LIVE DATE         DATE       DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
   596      SS   SCUDDER HIGH INCOME PLUS-INST                 Scudder        1          08192002                 08082002
   597      KI   SCUDDER STABLE VALUE FUND II                    RPS          2          03021998
   598      KI   SCUDDER CAPITAL GROWTH FUND - I                 RPS          1          02092001
   599      SS   SCUDDER INTERNATIONAL SELECT EQY-PRMR         Scudder        1          08192002
   600      SS   SCUDDER CASH RESERVE PRIME SHARES-B           Scudder        3          08192002       08192002
   601      FF   FARMERS INCOME PORTFOLIO - A                  Farmers        2          02161999        To 480             04062001
   602      FF   FARMERS INCOME WITH GROWTH PORTFOLIO-A        Farmers        2          02161999        To 481             04062001
   603      FF   FARMERS BALANCED PORTFOLIO-A                  Farmers        2          02161999        To 481             04062001
   604      FF   FARMERS GROWTH WITH INCOME PORTFOLIO-A        Farmers        2          02161999        To 481             04062001
   605      FF   FARMERS GROWTH PORTFOLIO-A                    Farmers        2          02161999        To 482             04062001
   606      SS   SCUDDER TOP 50 US FUND - B                    Scudder        1          08192002
   607      SS   SCUDDER GLOBAL FUND-B                         Scudder        1          06182001
   608      SS   SCUDDER GROWTH OPPORTUNITY FUND - B           Scudder        2          08192002       10312002
   609      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-B          Scudder        1          08192002
   610      SS   SCUDDER SELECT 500 FUND-B                     Scudder        1          07062001
   611      SS   SCUDDER SELECT 1000 GROWTH FUND-B             Scudder        3          07062001       11252002
   612      SS   SCUDDER MASS TAX FREE FUND-B                  Scudder        1          07062001
   613      SS   SCUDDER DIVIDEND AND GROWTH FUND - B          Scudder        2          03192001       05172002
   615      SS   SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B   Scudder        1          08192002
   617      SS   SCUDDER TOTAL RETURN BOND FUND-B              Scudder    Not estab      Q4/2002
   619      SS   SCUDDER GOLD FUND-B                           Scudder        1          07062001
   620      SS   SCUDDER INTERNATIONAL EQUITY FUND-B           Scudder        1          08192002
   622      SS   SCUDDER SHORT TERM BOND FUND-B                Scudder        1          06222001
   623      SS   GLOBAL FINANCIAL SERVICES FUND-CLASS B       Deutsche        5     Converted as clsd   08192002
   624      SS   SCUDDER REAL ESTATE SECURITIES FUND-B         Scudder        2          08192002        To 625             10182002
   625      SS   SCUDDER RREEF REAL ESTATE SECURITIEIS-B       Scudder        1          09032002
   632      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-B           Scudder        1          08192002
   633      SS   TOP 50 WORLD FUND-CLASS B                    Deutsche        5     Converted as clsd   08192002
   639      SS   SCUDDER SMALL COMPANY STOCK FUND - B          Scudder        1          02092001
   645      SS   SCUDDER MEDIUM-TERM TAX-FREE FUND - B         Scudder        1          02092001

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT      SHARE
 FUND #     CO                   FUND LONG NAME                  NAME       CLASS    CUSIP   QUOTRON            TIN        CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
   647      SS   SCUDDER HIGH INCOME OPPORTUNITY FUND-B           HIOB        B   811192848    SYOBX        04-3314841       Scudder
   649      SS   SCUDDER LARGE COMPANY VALUE FUND - B             LCVB        B   920390853    SDVBX        13-2578688       Scudder
   650      SS   SCUDDER SMALL COMPANY VALUE FUND-B               SOVB        B   811196716    SABUX        22-3172951       Scudder
   651      SS   SCUDDER TECHNOLOGY INNOVATION FUND-B              TIB        B   811196757    SRIBX        04-3403411       Scudder
   652      SS   SCUDDER HEALTH CARE FUND-B                        HCB        B   811196799    SUHBX        04-3403410       Scudder
   659      SS   TOP 50 EUROPE FUND-CLASS B                       T5EB        B   251555694    FEUBX        23-2905983      Deutsche
   660      SS   SCUDDER JAPANESE EQUITY FUND-B                   JAEB        B   251555769    FJEBX        23-2905978       Scudder
   661      SS   SCUDDER GLOBAL BOND FUND-B                       GLBB        B   378947766    SZGBX        13-3605419       Scudder
   662      SS   TOP 50 ASIA FUND-CLASS B                         T5AB        B   251555736    FBASX        23-2905984      Deutsche
   663      SS   SCUDDER INCOME FUND-B                            INCB        B   811192889    SZIBX        04-6013018       Scudder
   664      SS   SCUDDER GROWTH AND INCOME-B                      G&IB        B   460965619    SUWBX        04-2212654       Scudder
   665      SS   SCUDDER EQUITY 500 INDEX-B                   Not available   B      N/A        N/A     Not available yet    Scudder
   666      SS   SCUDDER MANAGED MUNICIPAL BOND FUND - B          MMBA        B   811170885    SMLBX        04-6396607       Scudder
   668      SS   SCUDDER INTERNATIONAL FUND-B                     INTB        B   811165794    SUIBX        13-2827803       Scudder
   669      SS   SCUDDER LARGE CO GROWTH FUND-B                   LCGB        B   460965684    SGGBX        04-3119638       Scudder
   670      SS   SCUDDER EUROPEAN EQUITY FUND-B                   EUQB        B   61735K513    DBEBX        23-2748252       Scudder
   671      SS   SCUDDER SMALL CAP FUND-B                         SMCB        B   055922462    SSDBX        04-3203566       Scudder
   672      SS   SCUDDER EAFE EQUITY INDEX-B                  Not available   B      N/A        N/A     Not available yet    Scudder
   673      SS   SCUDDER PACIFIC OPPORTUNITIES FUND - B           POPB        B   811165653    SBPOX        13-7005469       Scudder
   674      SS   SCUDDER LATIN AMERICA FUND - B                   LAFB        B   811165729    SLAOX        13-7005470       Scudder
   675      SS   SCUDDER GLOBAL BIOTECHNOLOGY FUND-B              GBTB        B   251555603    DBBBX        52-2295447       Scudder
   676      SS   SCUDDER EMG MARKETS INCOME FUND-B                EMIB        B   378947790    SZEBX        13-3747314       Scudder
   677      SS   SCUDDER GREATER EUROPE GROWTH FUND - B           GEGB        B   811165687    SERBX        13-3788234       Scudder
   678      SS   SCUDDER U.S. BOND INDEX-B                    Not available   B      N/A        N/A     Not available yet    Scudder
   679      SS   SCUDDER EMERGING MARKETS GROWTH FUND-B           EMGB        B   811165752    SEKBX        13-3874268       Scudder
   680      SS   SCUDDER PATHWAY CONSERVATIVE PORT-B               PCB        B   811189869    SUCBX        04-3255566       Scudder
   681      SS   SCUDDER PATHWAY MODERATE PORTFOLIO-B              PMB        B   811189836    SPDBX        04-3255567       Scudder
   682      SS   SCUDDER PATHWAY GROWTH PORTFOLIO-B                PGB        B   811189794    SUPBX        04-3255565       Scudder
   683      SS   SCUDDER MID CAP FUND-B                           MDCB        B   055922496    SMCBX        04-3167380       Scudder
   686      SS   EUROPEAN MID-CAP FUND CLASS-B                    EMCB        B   251555793    FEMBX        23-2905976      Deutsche

           MGMT                                                STATUS                           CLOSED FOR/       CHANGE   MERGE
 FUND #     CO                 FUND LONG NAME                   CODE         LIVE DATE              DATE           DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
   647      SS   SCUDDER HIGH INCOME OPPORTUNITY FUND-B           1             06222001                         11112002
   649      SS   SCUDDER LARGE COMPANY VALUE FUND - B             1             02092001
   650      SS   SCUDDER SMALL COMPANY VALUE FUND-B               1             12032001
   651      SS   SCUDDER TECHNOLOGY INNOVATION FUND-B             1             12292000
   652      SS   SCUDDER HEALTH CARE FUND-B                       1             12292000
   659      SS   TOP 50 EUROPE FUND-CLASS B                       5        Converted as clsd      08192002
   660      SS   SCUDDER JAPANESE EQUITY FUND-B                   1             08192002
   661      SS   SCUDDER GLOBAL BOND FUND-B                       1             06152001
   662      SS   TOP 50 ASIA FUND-CLASS B                         5        Converted as clsd      08192002
   663      SS   SCUDDER INCOME FUND-B                            1             06222001
   664      SS   SCUDDER GROWTH AND INCOME-B                      1             12292000
   665      SS   SCUDDER EQUITY 500 INDEX-B                   Not estab         Q4/2002
   666      SS   SCUDDER MANAGED MUNICIPAL BOND FUND - B          1             02092001
   668      SS   SCUDDER INTERNATIONAL FUND-B                     1             12292000
   669      SS   SCUDDER LARGE CO GROWTH FUND-B                   1             12292000
   670      SS   SCUDDER EUROPEAN EQUITY FUND-B                   1             08192002
   671      SS   SCUDDER SMALL CAP FUND-B                         1             06282002
   672      SS   SCUDDER EAFE EQUITY INDEX-B                  Not estab         Q4/2002
   673      SS   SCUDDER PACIFIC OPPORTUNITIES FUND - B           1             05282001
   674      SS   SCUDDER LATIN AMERICA FUND - B                   1             05282001
   675      SS   SCUDDER GLOBAL BIOTECHNOLOGY FUND-B              1             08192002
   676      SS   SCUDDER EMG MARKETS INCOME FUND-B                1             06182001
   677      SS   SCUDDER GREATER EUROPE GROWTH FUND - B           1             03192001
   678      SS   SCUDDER U.S. BOND INDEX-B                    Not estab         Q4/2002
   679      SS   SCUDDER EMERGING MARKETS GROWTH FUND-B           1             06182001
   680      SS   SCUDDER PATHWAY CONSERVATIVE PORT-B              1             12292000
   681      SS   SCUDDER PATHWAY MODERATE PORTFOLIO-B             1             12292000
   682      SS   SCUDDER PATHWAY GROWTH PORTFOLIO-B               1             12292000
   683      SS   SCUDDER MID CAP FUND-B                           1             06282002
   686      SS   EUROPEAN MID-CAP FUND CLASS-B                    5        Converted as clsd      08192002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT      SHARE
 FUND #     CO                   FUND LONG NAME                  NAME       CLASS      CUSIP            QUOTRON              TIN
------------------------------------------------------------------------------------------------------------------------------------
   689      SS   SCUDDER MICRO CAP FUND-B                         MCCB        B       61735K448            SMFBX         23-2854707
   693      SS   SCUDDER FIXED INCOME FUND-B                      FIFB        B       61735K414            SFXBX         23-2790718
   694      SS   GLOBAL EQUITY FUND-CLASS B                       GLEB        B       055922561            DBGBX         52-2281490
   695      SS   GLOBAL TECHNOLOGY FUND-CLASS B                   GLTB        B       251555868            DBTBX         52-2295442
   698      SS   SCUDDER CAPITAL GROWTH FUND - B                  CGRB        B       460965734            SDGBX         13-3218716
   699      SS   SCUDDER INTERNATIONAL SELECT EQTY-B              ISEB        B       61735K471            DBIBX         23-2748259
   700      SS   SCUDDER CASH RESERVE PRIME SHARES-C              CRPC        C       251521100            FCRXX         52-1223991
   701      FF   FARMERS INCOME PORTFOLIO-B                       FIFB        B       309622207            FINBX         04-3446537
   702      FF   FARMERS INCOME WITH GROWTH PORTFOLIO-B           FIGB        B       609622405            FIGRB         04-3446524
   703      FF   FARMERS BALANCED PORTFOLIO-B                     FBLB        B       309622603            FBLNB         04-3446520
   704      FF   FARMERS GROWTH WITH INCOME PORTFOLIO-B           FGIB        B       309622884            FGWIB         04-3446533
   705      FF   FARMERS GROWTH PORTFOLIO-B                       FGFB        B       309622801            FGRBX         04-3446528
   706      SS   SCUDDER TOP 50 US FUND-C                         T5UC        C       251555652            FCUSX         23-2905985
   707      SS   SCUDDER GLOBAL FUND-C                            GLOC        C       378947832            SGQCX         13-3370518
   708      SS   SCUDDER GROWTH OPPORTUNITY FUND-C                GOPC        C       251555827            DBGPX         55-2284712
   709      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-C             FEPC        C       33832P406            FEPCX         52-1912412
   710      SS   SCUDDER SELECT 500 FUND-C                        SSFC        C       920390796            OUTCX         06-1539758
   711      SS   SCUDDER SELECT 1000 GROWTH FUND-C                SSGC        C       920390762            SOGCX         06-1539760
   712      SS   SCUDDER MASS TAX FREE FUND-C                     MATC        C       811184878            SQMCX         04-6569226
   713      SS   SCUDDER DIVIDEND AND GROWTH FUND - C             D&GC        C       460965635            SNNCX         04-3419781
   715      SS   SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B      FVBC        C       33832R501            FVBCX         52-1772203
   717      SS   SCUDDER TOTAL RETURN BOND FUND-C             Not available   C          N/A                N/A          52-2267378
   718      SS   SCUDDER PRESERVATION PLUS INCOME FUND - C        PPIC        C   Not available yet  Not available yet   25-1816278
   719      SS   SCUDDER GOLD FUND-C                              SGFC        C       810904508            SGDCX         04-3023610
   720      SS   SCUDDER INTERNATIONAL EQUITY FUND-C              IEQC        C       055922520            DBCIX         52-6297057
   722      SS   SCUDDER SHORT TERM BOND FUND-C                   STBC        C       810902296            SZBCX         04-6569250
   723      SS   GLOBAL FINANCIAL SERVICES FUND-CLASS C           GFNC        C       251555306            DBFCX         52-2295445
   725      SS   SCUDDER RREEF REAL ESTATE SECURITIES-C           REFC        C       81119P300            RRRCX         36-7287452
   732      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-C              FCMC        C       338331606            FTICX         52-1319644
   733      SS   TOP 50 WORLD FUND-CLASS C                        T5WC        C       251555629            FLWCX         23-2905982

          MGMT                                                              STATUS                       CLOSED FOR/  CHANGE   MERGE
 FUND #    CO                 FUND LONG NAME                  CATEGORY       CODE       LIVE DATE         DATE         DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
   689      SS   SCUDDER MICRO CAP FUND-B                      Scudder          1           06282002
   693      SS   SCUDDER FIXED INCOME FUND-B                   Scudder          1           06282002
   694      SS   GLOBAL EQUITY FUND-CLASS B                   Deutsche          5      Converted as clsd   08192002
   695      SS   GLOBAL TECHNOLOGY FUND-CLASS B               Deutsche          5      Converted as clsd   08192002
   698      SS   SCUDDER CAPITAL GROWTH FUND - B               Scudder          1           02092001
   699      SS   SCUDDER INTERNATIONAL SELECT EQTY-B           Scudder          1           08192002
   700      SS   SCUDDER CASH RESERVE PRIME SHARES-C           Scudder          3           08192002       08192002
   701      FF   FARMERS INCOME PORTFOLIO-B                    Farmers          2           02161999        To 680         04062001
   702      FF   FARMERS INCOME WITH GROWTH PORTFOLIO-B        Farmers          2           02161999        To 681         04062001
   703      FF   FARMERS BALANCED PORTFOLIO-B                  Farmers          2           02161999        To 681         04062001
   704      FF   FARMERS GROWTH WITH INCOME PORTFOLIO-B        Farmers          2           02161999        To 681         04062001
   705      FF   FARMERS GROWTH PORTFOLIO-B                    Farmers          2           02161999        To 682         04062001
   706      SS   SCUDDER TOP 50 US FUND-C                      Scudder          1           08192002
   707      SS   SCUDDER GLOBAL FUND-C                         Scudder          1           06182001
   708      SS   SCUDDER GROWTH OPPORTUNITY FUND-C             Scudder          2           08192002       10312002
   709      SS   SCUDDER FLAG INVESTORS EQ PARTNERS-C          Scudder          1           08192002
   710      SS   SCUDDER SELECT 500 FUND-C                     Scudder          1           07062001
   711      SS   SCUDDER SELECT 1000 GROWTH FUND-C             Scudder          3           07062001       11252002
   712      SS   SCUDDER MASS TAX FREE FUND-C                  Scudder          1           07062001
   713      SS   SCUDDER DIVIDEND AND GROWTH FUND - C          Scudder          2           03192001       05172002
   715      SS   SCUDDER FLAG INVESTORS VALUE BUILDER FUND-B   Scudder          1           08192002
   717      SS   SCUDDER TOTAL RETURN BOND FUND-C              Scudder      Not estab        Q4/2002
   718      SS   SCUDDER PRESERVATION PLUS INCOME FUND - C     Scudder          2           01312003
   719      SS   SCUDDER GOLD FUND-C                           Scudder          1           07062001
   720      SS   SCUDDER INTERNATIONAL EQUITY FUND-C           Scudder          1           08192002
   722      SS   SCUDDER SHORT TERM BOND FUND-C                Scudder          1           06222001
   723      SS   GLOBAL FINANCIAL SERVICES FUND-CLASS C       Deutsche          5      Converted as clsd   08192002
   725      SS   SCUDDER RREEF REAL ESTATE SECURITIES-C        Scudder          1           09032002
   732      SS   SCUDDER FLAG INVESTORS COMMUNCTNS-C           Scudder          1           08192002
   733      SS   TOP 50 WORLD FUND-CLASS C                    Deutsche          5      Converted as clsd   08192002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT      SHARE
 FUND #     CO                   FUND LONG NAME                  NAME       CLASS   CUSIP    QUOTRON         TIN            CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
   739      SS   SCUDDER SMALL COMPANY STOCK FUND - C             SCSC        C   251555629    SZCCX        04-3343995       Scudder
   745      SS   SCUDDER MEDIUM-TERM TAX-FREE FUND - C            MTFC        C   811236801    SZMCX        04-3102993       Scudder
   747      SS   SCUDDER HIGH INCOME OPPORTUNITY FUND-C           HIOC        C   811192822    SYOCX        04-3314841       Scudder
   749      SS   SCUDDER LARGE COMPANY VALUE FUND - C             LCVC        C   920390846    SDVCX        13-2578688       Scudder
   750      SS   SCUDDER SMALL COMPANY VALUE FUND-C               SOVC        C   811196690    SACUX        22-3172951       Scudder
   751      SS   SCUDDER TECHNOLOGY INNOVATION-C                   TIC        C   811196740    SRICX        04-3403411       Scudder
   752      SS   SCUDDER HEALTH CARE FUND-C                        HCC        C   811196781    SUHCX        04-3403410       Scudder
   759      SS   TOP 50 EUROPE FUND-CLASS C                       T5EC        C   251555686    FLECX        23-2905983       Scudder
   760      SS   SCUDDER JAPANESE EQUITY FUND-C                   JAEC        C   251555751    FJECX        23-2905978       Scudder
   761      SS   SCUDDER GLOBAL BOND FUND-C                       GLBC        C   378947758    SZGCX        13-3605419       Scudder
   762      SS   TOP 50 ASIA FUND-CLASS C                         T5AC        C   251555728    FCASX        23-2905984      Deutsche
   763      SS   SCUDDER INCOME FUND-C                            INCC        C   811192871    SZICX        04-6013018       Scudder
   764      SS   SCUDDER GROWTH AND INCOME-C                      G&IC        C   460965593    SUWCX        04-2212654       Scudder
   765      SS   SCUDDER EQUITY 500 INDEX-C                   Not available   C      N/A        N/A     Not available yet    Scudder
   766      SS   SCUDDER MANAGED MUNICIPAL BOND FUND - C          MMBC        C   811170877    SMLCX        04-6396607       Scudder
   768      SS   SCUDDER INTERNATIONAL FUND-C                     INTC        C   811165786    SUICX        13-2827803       Scudder
   769      SS   SCUDDER LARGE CO GROWTH FUND-C                   LCGC        C   460965676    SGGCX        04-3119638       Scudder
   770      SS   SCUDDER EUROPEAN EQUITY FUND-C                   EUQC        C   61735K497    DBECX        23-2748252       Scudder
   771      SS   SCUDDER SMALL CAP FUND-C                         SMCC        C   055922454    SSDCX        04-3203566       Scudder
   772      SS   SCUDDER EAFE EQUITY INDEX-C                  Not available   C      N/A        N/A     Not available yet    Scudder
   773      SS   SCUDDER PACIFIC OPPORTUNITIES FUND - C           POPC        C   811165646    SPCCX        13-7005469       Scudder
   774      SS   SCUDDER LATIN AMERICA FUND - C                   LAFC        C   811165711    SLAPX        13-7005470       Scudder
   775      SS   SCUDDER GLOBAL BIOTECHNOLOGY FUND-C              GBTC        C   251555702    DBBCX        52-2295447       Scudder
   776      SS   SCUDDER EMG MARKETS INCOME FUND-C                EMIC        C   378947782    SZECX        13-3747314       Scudder
   777      SS   SCUDDER GREATER EUROPE GROWTH FUND - C           GEGC        C   811165679    SERCX        13-3788234       Scudder
   778      SS   SCUDDER U.S. BOND INDEX-C                    Not available   C      N/A        N/A     Not available yet    Scudder
   779      SS   SCUDDER EMERGING MARKETS GROWTH FUND-C           EMGC        C   811165745    SEKCX        13-3874268       Scudder
   780      SS   SCUDDER PATHWAY CONSERVATIVE PORT-C               PCC        C   811189851    SUCCX        04-3255566       Scudder
   781      SS   SCUDDER PATHWAY MODERATE PORTFOLIO-C              PMC        C   811189828    SPDCX        04-3255567       Scudder
   782      SS   SCUDDER PATHWAY GROWTH PORTFOLIO-C                PGC        C   811189786    SUPCX        04-3255565       Scudder

          MGMT                                                 STATUS                       CLOSED FOR/  CHANGE   MERGE
 FUND #    CO                 FUND LONG NAME                    CODE         LIVE DATE         DATE       DATE     DATE
------------------------------------------------------------------------------------------------------------------------------------
   739      SS   SCUDDER SMALL COMPANY STOCK FUND - C             1            02092001
   745      SS   SCUDDER MEDIUM-TERM TAX-FREE FUND - C            1            02092001
   747      SS   SCUDDER HIGH INCOME OPPORTUNITY FUND-C           1            06222001                 11112002
   749      SS   SCUDDER LARGE COMPANY VALUE FUND - C             1            02092001
   750      SS   SCUDDER SMALL COMPANY VALUE FUND-C               1            12032001
   751      SS   SCUDDER TECHNOLOGY INNOVATION-C                  1            12292000
   752      SS   SCUDDER HEALTH CARE FUND-C                       1            12292000
   759      SS   TOP 50 EUROPE FUND-CLASS C                       5       Converted as clsd   08192002
   760      SS   SCUDDER JAPANESE EQUITY FUND-C                   1            08192002
   761      SS   SCUDDER GLOBAL BOND FUND-C                       1            06152001
   762      SS   TOP 50 ASIA FUND-CLASS C                         5       Converted as clsd   08192002
   763      SS   SCUDDER INCOME FUND-C                            1            06222001
   764      SS   SCUDDER GROWTH AND INCOME-C                      1            12292000
   765      SS   SCUDDER EQUITY 500 INDEX-C                   Not estab        Q4/2002
   766      SS   SCUDDER MANAGED MUNICIPAL BOND FUND - C          1            06112001
   768      SS   SCUDDER INTERNATIONAL FUND-C                     1            12292000
   769      SS   SCUDDER LARGE CO GROWTH FUND-C                   1            12292000
   770      SS   SCUDDER EUROPEAN EQUITY FUND-C                   1            08192002
   771      SS   SCUDDER SMALL CAP FUND-C                         1            06282002
   772      SS   SCUDDER EAFE EQUITY INDEX-C                  Not estab        Q4/2002
   773      SS   SCUDDER PACIFIC OPPORTUNITIES FUND - C           1            05282001
   774      SS   SCUDDER LATIN AMERICA FUND - C                   1            05282001
   775      SS   SCUDDER GLOBAL BIOTECHNOLOGY FUND-C              1            08192002
   776      SS   SCUDDER EMG MARKETS INCOME FUND-C                1            06182001
   777      SS   SCUDDER GREATER EUROPE GROWTH FUND - C           1            03192001
   778      SS   SCUDDER U.S. BOND INDEX-C                    Not estab        Q4/2002
   779      SS   SCUDDER EMERGING MARKETS GROWTH FUND-C           1            06182001
   780      SS   SCUDDER PATHWAY CONSERVATIVE PORT-C              1            12292000
   781      SS   SCUDDER PATHWAY MODERATE PORTFOLIO-C             1            12292000
   782      SS   SCUDDER PATHWAY GROWTH PORTFOLIO-C               1            12292000

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT         SHARE
 FUND #     CO                   FUND LONG NAME                  NAME          CLASS        CUSIP      QUOTRON           TIN
-----------------------------------------------------------------------------------------------------------------------------------
   783      SS   SCUDDER MID CAP FUND-C                           MDCC            C       055922488     SMCCX        04-3197380
   786      SS   EUROPEAN MID-CAP FUND -CLASS C                   EMCC            C       251555785     FEMCX        23-2905976
   789      SS   SCUDDER MICRO CAP FUND-C                         MCCC            C       61735K430     SMFCX        23-2854707
   793      SS   SCUDDER FIXED INCOME FUND-C                      FIFC            C       61735K398     SFXCX        23-2790718
   794      SS   GLOBAL EQUITY FUND-CLASS C                       GLEC            C       055922553     DBBCX        52-2281490
   795      SS   GLOBAL TECHNOLOGY FUND-CLASS C                   GLTC            C       251555850     DBTCX        52-2295442
   798      SS   SCUDDER CAPITAL GROWTH FUND - C                  CGRC            C       460965726     SDGCX        13-3218716
   799      SS   SCUDDER INTERNATIONAL SELECT EQTY-C              ISEC            C       61735K463     DBICX        23-2748259
   800      SS   DEUTSCHE TOP 50 US                               T50U           N/A      DEU545791      N/A            N/A
   801      NK   SCUDDER US RESERVE FUND                          SUSR           N/A      L8174W695      N/A            N/A
   803      SS   CONNECTICUT TAX-EXEMPT CASH FUND                 CTTX           N/A      761104306     RCOXX        13-6908895
   804      SS   MASSACHUSETTS TAX-EXEMPT CASH FUND               MSTX           N/A      761104405     RMEXX        13-3544504
   805      SS   VIRGINIA TAX-EXEMPT CASH FUND                    VATX           N/A      761104827      N/A         13-3916324
   806      SS   OHIO TAX-EXEMPT CASH FUND                        OHTX           N/A      761104850      N/A         13-3901451
   808      SS   SCUDDER MID CAP FUND-INV                         MDCV           INV      055922819     BTCAX        04-3167380
   809      SS   SCUDDER MICRO CAP FUND-INV                       MCCV           INV      61735K778     MMFSX        23-2854707
   810      SS   SCUDDER US RESERVE FUND-OMNIBUS                  USRO           N/A         N/A         N/A            N/A
   811      SS   DEUTSCHE TAX FREE SERIES FUND-INV            Not available      INV         N/A         N/A     Not available yet
   812      SS   SCUDDER LIFECYCLE LONG RANGE FUND-INV            LLRV           INV      055922843     BTILX        04-3172238
   813      SS   SCUDDER LIFECYCLE MID RANGE FUND-INV             LMRV           INV      055922835     BTLRX        04-3172239
   814      SS   SCUDDER LIFECYCLE SHORT RANGE FUND-INV           LSRV           INV      055922827     BTSRX        04-3172242
   815      SS   SCUDDER EQUITY 500 INDEX FUND-INV                EIXV           INV      055847107     BTIEX        04-3148788
   816      SS   SCUDDER FIXED INCOME FUND-INV                    FIFV           INV      61735K760     MFISX        23-2790718
   817      SS   QUALITY CASH RESERVE-INST                    Not available      INST        N/A         N/A     Not available yet
   818      SS   SCUDDER MUNICIPAL BOND FUND-INV                  MUBV           INV      61735K737     MMBSX        23-2790715
   819      SS   SCUDDER SHORT TERM MUNICIPAL BOND-INV            STMV           INV      61735K729     MSMSX        23-2790716
   820      SS   SCUDDER INTERNATIONAL EQUITY FUND-INV            IEQV           INV      055922868     BTEQX        04-3148827
   821      SS   SCUDDER SMALL CAP FUND-INV                       SMCV           INV      055922769     BTSCX        04-3203501
   822      SS   SCUDDER PRESERVATION PLUS INCOME-INV             PPIV           INV      055922660     DBPIX        25-1816278
   823      SS   SCUDDER PRESERVATION PLUS FUND-INV                PPV           INV      055847834     BTPSX        23-2872025

          MGMT                                                              STATUS                         CLOSED FOR/ CHANGE  MERGE
 FUND #    CO                 FUND LONG NAME                CATEGORY         CODE          LIVE DATE           DATE     DATE   DATE
-----------------------------------------------------------------------------------------------------------------------------------
   783      SS   SCUDDER MID CAP FUND-C                      Scudder           1           06282002
   786      SS   EUROPEAN MID-CAP FUND -CLASS C             Deutsche           5       Converted as clsd    08192002
   789      SS   SCUDDER MICRO CAP FUND-C                    Scudder           1           06282002
   793      SS   SCUDDER FIXED INCOME FUND-C                 Scudder           1           06282002
   794      SS   GLOBAL EQUITY FUND-CLASS C                 Deutsche           5       Converted as clsd    08192002
   795      SS   GLOBAL TECHNOLOGY FUND-CLASS C             Deutsche           5       Converted as clsd    08192002
   798      SS   SCUDDER CAPITAL GROWTH FUND - C             Scudder           1           02092001
   799      SS   SCUDDER INTERNATIONAL SELECT EQTY-C         Scudder           1           08192002
   800      SS   DEUTSCHE TOP 50 US                      Deutsche-Offshr       1           08192002
   801      NK   SCUDDER US RESERVE FUND                       RPS             1           01141999
   803      SS   CONNECTICUT TAX-EXEMPT CASH FUND          Outside CPG         1           03012000
   804      SS   MASSACHUSETTS TAX-EXEMPT CASH FUND        Outside CPG         1           03012000
   805      SS   VIRGINIA TAX-EXEMPT CASH FUND             Outside CPG         1           03012000
   806      SS   OHIO TAX-EXEMPT CASH FUND                 Outside CPG         1           03012000
   808      SS   SCUDDER MID CAP FUND-INV                    Scudder           1           08192002
   809      SS   SCUDDER MICRO CAP FUND-INV                  Scudder           1           08192002
   810      SS   SCUDDER US RESERVE FUND-OMNIBUS           Outside CPG         1           02012000
   811      SS   DEUTSCHE TAX FREE SERIES FUND-INV          Deutsche       Not estab       Phase II
   812      SS   SCUDDER LIFECYCLE LONG RANGE FUND-INV       Scudder           1           08192002
   813      SS   SCUDDER LIFECYCLE MID RANGE FUND-INV        Scudder           1           08192002
   814      SS   SCUDDER LIFECYCLE SHORT RANGE FUND-INV      Scudder           1           08192002
   815      SS   SCUDDER EQUITY 500 INDEX FUND-INV           Scudder           1           08192002
   816      SS   SCUDDER FIXED INCOME FUND-INV               Scudder           1           08192002
   817      SS   QUALITY CASH RESERVE-INST                  Deutsche       Not estab       Phase II
   818      SS   SCUDDER MUNICIPAL BOND FUND-INV             Scudder           1           08192002
   819      SS   SCUDDER SHORT TERM MUNICIPAL BOND-INV       Scudder           1           08192002
   820      SS   SCUDDER INTERNATIONAL EQUITY FUND-INV       Scudder           1           08192002
   821      SS   SCUDDER SMALL CAP FUND-INV                  Scudder           1           08192002
   822      SS   SCUDDER PRESERVATION PLUS INCOME-INV        Scudder           1           08192002
   823      SS   SCUDDER PRESERVATION PLUS FUND-INV          Scudder           1           08192002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT       SHARE
 FUND #     CO                   FUND LONG NAME                  NAME        CLASS    CUSIP   QUOTRON         TIN          CATEGORY
------------------------------------------------------------------------------------------------------------------------------------
   824      SS   SCUDDER HIGH INCOME PLUS-INV                     HIPV        INV   61735K596  MGHVX        23-2954039       Scudder
   825      SS   DEUTSCHE TREASURY SERIES FUND-INV            Not available   INV      N/A      N/A     Not available yet    Scudder
   826      SS   SCUDDER QUANTITATIVE EQ FUND-INV                 QNTV        INV   055922652  DBQVX        06-1539484       Scudder
   834      SS   DEUTSCHE CASH MANAGEMENT FUND-INV                CMGV        INV   055922108  BCSXX        43-1487264      Deutsche
   835      SS   DEUTSCHE TREASURY MONEY FUND-INV                 TRMT        INV   055922405  BTTXX        43-1487263      Deutsche
   838      SS   DEUTSCHE MONEY MARKET FUND-INV                   MMIV        INV   055847206  BPYXX        04-3148786      Deutsche
   839      SS   DEUTSCHE TAX FREE FUND-INV                       TFMI        INV   055922306  BTXXX        13-3387014      Deutsche
   844      SS   DEUTSCHE NY TAX FREE FUND-INV                    NYTV        INV   055922207  BNYXX        43-1487262      Deutsche
   854      SS   DEUTSCHE PRIME SERIES FUND-INV               Not available   INV      N/A      N/A     Not available yet   Deutsche
   890      SS   SCUDDER EUROPEAN EQUITY FUND-INV                 EUQV        INV   61735K679  MEUVX        23-2748252       Scudder
   891      NK   SCUDDER INTERNATIONAL FUND                       SCIF        N/A   488989104   N/A            N/A             RPS
   897      NK   SCUDDER STABLE VALUE FUND II                     SVII        N/A      N/A      N/A            N/A             RPS
   898      NK   SCUDDER STOCK INDEX FUND II                      SSIF        N/A      N/A      N/A            N/A             RPS
   899      NK   SCUDDER INTERNATIONAL SELECT EQTY-INV            ISEV        INV   61735K695  MGIVX        23-2748259       Scudder
   901      DG   TEST EQUITY FUND - A                             TEQ-A        A    TEST00901  TEST            N/A            Test
   902      DG   TEST TOTAL RETURN-A                              TEST         A    TEST00902  TEST            N/A            Test
   903      DG   TEST GROWTH FUND-A                               TEST         A    TEST00903  TEST            N/A            Test
   906      DG   TEST MONEY MARKET FUND                           TSTMM       N/A   TEST00906   N/A            N/A            Test
   907      DG   TEST DAILY ACCRUAL FUND -A                       TDA-A        A    TEST00907  TEST            N/A            Test
   911      DI   TEST FARMERS MONEY FUND                          TEST        N/A   TEST00911  TEST            N/A            Test
   917      DG   TEST CPG FUND                                    T CPG       N/A   0917DTGDG   N/A            N/A            Test
   921      DG   TEST EQUITY FUND -B                              TEQ-B        B    TEST00921  TEST            N/A            Test
   922      DG   TEST M CLASS FUND                                TEST        N/A   TEST00922  TEST            N/A            Test
   923      DG   TEST GROWTH FUND-B                               TEST         B    TEST00923  TEST            N/A            Test
   927      DG   TEST DAILY ACCRUAL FUND - B                      TDA-B        B    TEST00927  TEST            N/A            Test
   929      DG   TEST CA TAX FREE-B                               TEST         B    TEST00929  TEST            N/A            Test
   931      DG   TEST EQUITY FUND -C                              TEQ-C        C    TEST00931  TEST            N/A            Test
   933      DG   TEST GROWTH FUND-C                               TEST         C    TEST00933  TEST            N/A            Test
   937      DG   TEST DAILY ACCRUAL FUND - C                      TDA-C        C    TEST00937  TEST            N/A            Test
   942      DI   TEST FARMERS EQUITY-A                            TEST         A    TEST00942  TEST            N/A            Test

           MGMT                                                 STATUS                            CLOSED FOR/      CHANGE    MERGE
 FUND #     CO                FUND LONG NAME                    CODE          LIVE DATE             DATE           DATE      DATE
------------------------------------------------------------------------------------------------------------------------------------
   824      SS   SCUDDER HIGH INCOME PLUS-INV                     1           08192002                           08082002
   825      SS   DEUTSCHE TREASURY SERIES FUND-INV            Not estab       Phase II
                                                                                               12/31/02 for
   826      SS   SCUDDER QUANTITATIVE EQ FUND-INV                 3           08192002         all purchases
   834      SS   DEUTSCHE CASH MANAGEMENT FUND-INV                1           08192002
   835      SS   DEUTSCHE TREASURY MONEY FUND-INV                 1           08192002
   838      SS   DEUTSCHE MONEY MARKET FUND-INV                   1           08192002
   839      SS   DEUTSCHE TAX FREE FUND-INV                       1           08192002
   844      SS   DEUTSCHE NY TAX FREE FUND-INV                    1           08192002
   854      SS   DEUTSCHE PRIME SERIES FUND-INV               Not estab       Phase II
   890      SS   SCUDDER EUROPEAN EQUITY FUND-INV                 1           08192002
   891      NK   SCUDDER INTERNATIONAL FUND                       2           04011996         04032000
   897      NK   SCUDDER STABLE VALUE FUND II                     1           12081997
   898      NK   SCUDDER STOCK INDEX FUND II                      1           12081997
   899      NK   SCUDDER INTERNATIONAL SELECT EQTY-INV            1           08192002
   901      DG   TEST EQUITY FUND - A                             1           08291996
   902      DG   TEST TOTAL RETURN-A                              1           04122001
   903      DG   TEST GROWTH FUND-A                               1           04122001
   906      DG   TEST MONEY MARKET FUND                           1           08291996
   907      DG   TEST DAILY ACCRUAL FUND -A                       1           04201976
   911      DI   TEST FARMERS MONEY FUND                          1           03122001
   917      DG   TEST CPG FUND                                    1           08291996
   921      DG   TEST EQUITY FUND -B                              1           05311994
   922      DG   TEST M CLASS FUND                                1           08182000
   923      DG   TEST GROWTH FUND-B                               1           03122001
   927      DG   TEST DAILY ACCRUAL FUND - B                      1           08291996
   929      DG   TEST CA TAX FREE-B                               1           04122001
   931      DG   TEST EQUITY FUND -C                              1           05311994
   933      DG   TEST GROWTH FUND-C                               1           04122001
   937      DG   TEST DAILY ACCRUAL FUND - C                      1           08291996
   942      DI   TEST FARMERS EQUITY-A                            1           03122001

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                                 FUND
           MGMT                                                  SHORT       SHARE
 FUND #     CO                   FUND LONG NAME                  NAME        CLASS      CUSIP      QUOTRON                 TIN
------------------------------------------------------------------------------------------------------------------------------------
   946      DG   TEST YIELDWISE FUND                               TCAT      N/A      TEST00946        N/A                 N/A
   951      DI   TEST EQUITY FUND -I                               TEQ-I      I          N/A          TEST                 N/A
   956      DI   TEST MONEY MARKET FUND -I                         TSTMM      I          N/A          TEST                 N/A
   957      DI   TEST DAILY ACCRUAL FUND-I                         TDA-I      I          N/A          TEST                 N/A
   963      DI   TEST FARMERS EQUITY-B                             TEST       B       TEST00963       TEST                 N/A
   964      DI   TEST FARMERS GROWTH W/INCOME-B                    TEST       B       TEST00964       TEST                 N/A
   965      DI   TEST FARMERS GROWTH-B                             TEST       B       TEST00965       TEST                 N/A
   974      DG   TEST CASH RESERVE FUND-B                          TEST       B          N/A          TEST                 N/A
   980      DI   PNC TEST TREASURY TRUST FUND-DOLLAR SHARES        TTDS      N/A         N/A           N/A                 N/A
   981      DG   SCUDDER TEST FLAG INVESTORS COMMUNCTNS-A          TCMA      N/A         N/A          TTISH                N/A
   982      DG   SCUDDER TEST FLAG INVESTORS COMMUNCTNS-B          TCMB      N/A         N/A          TTEBX                N/A
   983      DG   SCUDDER TEST FLAG INVESTORS COMMUNCTNS-C          TCMC      N/A         N/A          TFTIC                N/A
   984      DG   DEUTSCHE TEST TREASURY MONEY FUND - INST          TMYT      N/A         N/A          TTBTR                N/A
   985      DG   SCUDDER TEST EQUITY 500 INDX FD - PRMR            TIXP      N/A         N/A          TTIIX                N/A
   986      DG   DEUTSCHE TEST CASH MANAGEMENT FUND - INV          TMGV      N/A         N/A          TBCSC                n/a
   987      DG   SCUDDER TEST EQUITY 500 INDEX FD - INV            TIXV      N/A         N/A          TTEIX                N/A
   988      DG   DEUTSCHE TEST TOP 50 US                           T5OU      N/A         N/A           N/A                 N/A
   989      DG   DEUTSCHE TEST MANAGED DOLLAR                      TDAS      N/A         N/A           N/A                 N/A
                 SCUDDER TEST INTERNATIONAL SELECT EQTY -
   990      DG   INST                                              TSET      N/A         N/A          TTMGI                N/A
   162 *    SW   SWC VENTURE ACCESS FUND - CLASS A                 SWVA       A       81123K107   Not available         91-2096331
   225 *    SS   KEMPER DISCIPLINED 500 EQUITY FUND-B              KDEB       B          N/A          KDEBX           Never assigned
   125 *    SS   KEMPER DISCIPLINED 500 EQUITY FUND-A              KDEA       A          N/A          KDEAX           Never assigned
   139 *    SS   KEMPER DISCIPLINED 1000 GROWTH FUND-A             KDGA       A          N/A          KDGAX           Never assigned
   140 *    SS   KEMPER DISCIPLINED 1000 VALUE FUND-A              KDVA       A          N/A          KDVAX           Never assigned
   171 *    SW   SWC ENTREPRENEURS FUND - CLASS O                  SWEO       O       811239201   Not available         91-2096365
   239 *    SS   KEMPER DISCIPLINED 1000 GROWTH FUND-B             KDGB       B          N/A          KDGBX           Never assigned
   240 *    SS   KEMPER DISCIPLINED 1000 VALUE FUND-B              KDVB       B          N/A          KDVBX             36-4265535
   325 *    SS   KEMPER DISCIPLINED 500 EQUITY FUND-C              KDEC       C          N/A          KDECX           Never assigned
   340 *    SS   KEMPER DISCIPLINED 1000 VALUE FUND-C              KDVC       C          N/A          KDVCX           Never assigned
   402 *    SS   EMERGING GROWTH FUND-BIAT                         EMRB      N/A         N/A           N/A              52-1546589

          MGMT                                                                 STATUS                      CLOSED FOR/ CHANGE  MERGE
 FUND #    CO                 FUND LONG NAME                      CATEGORY      CODE          LIVE DATE        DATE     DATE   DATE
------------------------------------------------------------------------------------------------------------------------------------
   946      DG   TEST YIELDWISE FUND                                  Test         1          08291996
   951      DI   TEST EQUITY FUND -I                                  Test         1          05311994
   956      DI   TEST MONEY MARKET FUND -I                            Test         1          08291996
   957      DI   TEST DAILY ACCRUAL FUND-I                            Test         1          08291996
   963      DI   TEST FARMERS EQUITY-B                                Test         1          03122001
   964      DI   TEST FARMERS GROWTH W/INCOME-B                       Test         1          03122001
   965      DI   TEST FARMERS GROWTH-B                                Test         1          03122001
   974      DG   TEST CASH RESERVE FUND-B                             Test         1          02082001
   980      DI   PNC TEST TREASURY TRUST FUND-DOLLAR SHARES           Test        N/A      Prged 08032002
   981      DG   SCUDDER TEST FLAG INVESTORS COMMUNCTNS-A             Test        N/A      Prged 08032002
   982      DG   SCUDDER TEST FLAG INVESTORS COMMUNCTNS-B             Test        N/A      Prged 08032002
   983      DG   SCUDDER TEST FLAG INVESTORS COMMUNCTNS-C             Test        N/A      Prged 08032002
   984      DG   DEUTSCHE TEST TREASURY MONEY FUND - INST             Test        N/A      Prged 08032002
   985      DG   SCUDDER TEST EQUITY 500 INDX FD - PRMR               Test        N/A      Prged 08032002
   986      DG   DEUTSCHE TEST CASH MANAGEMENT FUND - INV             TEST        N/A      Prged 08032002
   987      DG   SCUDDER TEST EQUITY 500 INDEX FD - INV               TEST        N/A      Prged 08032002
   988      DG   DEUTSCHE TEST TOP 50 US                              TEST        N/A      Prged 08032002
   989      DG   DEUTSCHE TEST MANAGED DOLLAR                         Test        N/A      Prged 08032002
   990      DG   SCUDDER TEST INTERNATIONAL SELECT EQTY - INST        Test        N/A      Prged 08032002
   162 *    SW   SWC VENTURE ACCESS FUND - CLASS A               Scudder Weisel    5      Did not go live
   225 *    SS   KEMPER DISCIPLINED 500 EQUITY FUND-B                Kemper        5      Did not go live
   125 *    SS   KEMPER DISCIPLINED 500 EQUITY FUND-A                Kemper        5      Did not go live
   139 *    SS   KEMPER DISCIPLINED 1000 GROWTH FUND-A               Kemper        5      Did not go live
   140 *    SS   KEMPER DISCIPLINED 1000 VALUE FUND-A                Kemper        5      Did not go live
   171 *    SW   SWC ENTREPRENEURS FUND - CLASS O                Scudder Weisel    5      Did not go live
   239 *    SS   KEMPER DISCIPLINED 1000 GROWTH FUND-B               Kemper        5      Did not go live
   240 *    SS   KEMPER DISCIPLINED 1000 VALUE FUND-B                Kemper        5      Did not go live
   325 *    SS   KEMPER DISCIPLINED 500 EQUITY FUND-C                Kemper        5      Did not go live
   340 *    SS   KEMPER DISCIPLINED 1000 VALUE FUND-C                Kemper        5      Did not go live
   402 *    SS   EMERGING GROWTH FUND-BIAT                          Deutsche       5      Did not convert    08192002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

                                                              FUND
           MGMT                                               SHORT  SHARE                                                    STATUS
 FUND #     CO                   FUND LONG NAME               NAME   CLASS      CUSIP    QUOTRON       TIN          CATEGORY   CODE
------------------------------------------------------------------------------------------------------------------------------------
   497 *    SS   SHORT INTERMEDIATE INCOME-A                  SIIA    A       82524T101   FLINX     521724924       Deutsche    5
   527 *    SS   SHORT INTERMEDIATE INCOME-INST               SIIT   INST     33833H205   FLSIX     52-1724924      Deutsche    5
   547 *    SS   SCUDDER TOTAL RETURN BOND FUND-PRMR          TRBP   PRMR        N/A      DBTRX     52-2267378       Scudder    5
   584 *    SS   SCUDDER MID CAP VALUE FUND-I                 MCVI    I          N/A       N/A     Not assigned      Scudder    5
   614 *    SS   EMERGING GROWTH FUND-B                       EMRG    B       29089S309   FLEBX     52-1546589      Deutsche    5
   714 *    SS   EMERGING GROWTH FUND-C                       EMEG    C       29089S408   FCEGX     52-1546589      Deutsche    5
   724 *    SS   SCUDDER REAL ESTATE SECURITIES-C             RESC    C          N/A       N/A      52-1879843       Scudder    5
   339 *    SS   KEMPER DISCIPLINED 1000 GROWTH FUND-C        KDGC    C          N/A      KDGCX   Never assigned      Kemper    5
   414 *    SS   EMERGING GROWTH FUND-A                       EMRG    A          N/A      FLEGX     52-1546589      Deutsche    5
   514 *    SS   EMERGING GROWTH FUND-INST                    INEG   INST     33832K308   FLIEX     52-1546589      Deutsche    5
   517 *    SS   SCUDDER TOTAL RETURN BOND FUND-INST          TRBT   INST        N/A      DBTRX     52-2267378       Scudder    5

          MGMT                                                                     CLOSED FOR/      CHANGE        MERGE
 FUND #    CO                 FUND LONG NAME                     LIVE DATE            DATE           DATE         DATE
------------------------------------------------------------------------------------------------------------------------------------
   497 *    SS   SHORT INTERMEDIATE INCOME-A                  Did not convert       08192002
   527 *    SS   SHORT INTERMEDIATE INCOME-INST               Did not convert       08192002
   547 *    SS   SCUDDER TOTAL RETURN BOND FUND-PRMR              Q4/2002
   584 *    SS   SCUDDER MID CAP VALUE FUND-I                 Did not go live
   614 *    SS   EMERGING GROWTH FUND-B                       Did not convert       08192002
   714 *    SS   EMERGING GROWTH FUND-C                       Did not convert       08192002
   724 *    SS   SCUDDER REAL ESTATE SECURITIES-C                10/2002 ?
   339 *    SS   KEMPER DISCIPLINED 1000 GROWTH FUND-C        Did not go live
   414 *    SS   EMERGING GROWTH FUND-A                       Did not convert       08192002
   514 *    SS   EMERGING GROWTH FUND-INST                    Did not convert       08192002
   517 *    SS   SCUDDER TOTAL RETURN BOND FUND-INST              Q4/2002

            (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live)
            *Funds are established on DTG but product not launched.

B.  DFQ LIST - FUNDS

            MGMT                                                SHORT    SHARE
 FUND #      CO                        FUND LONG NAME            NAME    CLASS        CUSIP          QUOTRON           TIN
--------------------------------------------------------------------------------------------------------------------------------
    2        SB     SCUDDER TEST SMALL CO VALUE- CLASS S          SB02      S        74430D109          N/A              N/A
    3        SB     SSC TEST SHARELOT FUND-COPY FUND 74           SB03     N/A          N/A             N/A              N/A
    4        SB     SCUDDER TEST SHORT TERM BOND-CLASS S          SB04      S        74430D107          N/A              N/A
    5        SB     SCUDDER TEST SCIT-CLASS S                     SDTL      S        74430D106          N/A              N/A
    6        SD     SCUDDER GNMA FUND                             GNMA     N/A       81114V104         SGINX          04-6531166
    7        SD     GLOBAL FUND - CLASS S                         SDGF      S        378947204         SCOBX          13-3370518
    8        SD     HIGH YIELD TF BOND-CLASS S                    HYTF      S        811170208         SHYTX          04-6569215
   10        SD     GLOBAL DISCOVERY-CLASS S                      SD10      S        378947501         SGSCX          13-3628802
   11        TF     SCUDDER TEST FUND #11-CLASS AARP              TF11     AARP      811150903          N/A              N/A
   12        SD     MASS. TAX FREE-CLASS S                        MASS      S        811184308         SCMAX          04-6569226
   13        SD     SCUDDER OHIO TAX FREE FUND                    OHIO     N/A       811184407         SCOHX          04-6569225
   14        SB     SCUDDER TEST SCIT-CLASS AARP                  SB14     AARP      74430D105          N/A              N/A
   15        SD     SCUDDER PENNSYLVANIA TAX FREE FUND            PENN     N/A       811184506         SCPAX          04-6569216
   16        SD     SCUDDER EQUITY INCOME FUND                    EQUI     N/A       811116201     Not available   Not available
   17        AA     AARP BOND FUND FOR INCOME                     AA17     AARP      00036M307         AABIX          04-3343991
   18        SD     SCUDDER INTERNATIONAL BOND FUND               SDIB     N/A       378947303         SCIBX          06-1242106
   19        SD     SCUDDER GOLD & PRECIOUS METALS FUND-S         GLDS      S        810904102         SCGDX          04-3023610
   20        LF     LAZARD EQUITY PORTFOLIO                       EQUI     N/A     Not available   Not available   Not available
   21        LF     LAZARD SPECIAL EQUITY PORTFOLIO               EQUI     N/A     Not available   Not available   Not available
   22        SD     SHORT TERM BOND-CLASS S                       STBF      S        810902205         SCSTX          04-6569250
   23        SD     SCUDDER MMKT SERIES: MANAGED SHS              SD23     N/A       81118P202         MCAXX          13-3044597
   24        SD     SCUDDER GOVT MMKT SERIES: MANAGED SHS         SD24     N/A       811149103         MGOXX          13-3083164
   25        SD     SCUDDER T-F MMKT SERIES: MANAGED SHS          SD25     N/A       811149301         MGTXX          13-3120601
   26        LF     INSTITUTIONAL CASH PORTFOLIO                  INCP     N/A       811161405     Not available      13-3393763
   27        LF     INSTITUTIONAL GOVERNMENT PORTFOLIO            INGP     N/A       811161207     Not available      13-3393761
   28        LF     INSTITUTIONAL TAX-FREE PORTFOLIO              INTP     N/A       811161504     Not available      13-3393766
   29        LF     INSTITUTIONAL FEDERAL PORTFOLIO               INFP     N/A       811161108     Not available   Not available
   30        LF     INSTITUTIONAL PRIME PORTFOLIO                 INPP     N/A       811161306     Not available   Not available
   31        SD     SCUDDER ZERO COUPON 1995 FUND                 ZR95     N/A       8111237205    Not available   Not available
   32        SD     INST INTL EQ BARRETT INTL SHRS                LF32     N/A       811161884     Not available      22-6658961

            MGMT                                                  OPEN/CLOSED                 CLOSED      CHANGE
 FUND #      CO                        FUND LONG NAME              STATUS         LIVE DATE   FOR/DATE      DATE      MERGE DATE
--------------------------------------------------------------------------------------------------------------------------------
    2        SB     SCUDDER TEST SMALL CO VALUE- CLASS S           TEST-Open      01011900
    3        SB     SSC TEST SHARELOT FUND-COPY FUND 74            TEST-Open      01011900
    4        SB     SCUDDER TEST SHORT TERM BOND-CLASS S           TEST-Open      01011900
    5        SB     SCUDDER TEST SCIT-CLASS S                      TEST-Open      11151990
    6        SD     SCUDDER GNMA FUND                               Closed        07051985               to 393       07142000
    7        SD     GLOBAL FUND - CLASS S                            Open         08061986
    8        SD     HIGH YIELD TF BOND-CLASS S                       Open         01221987
   10        SD     GLOBAL DISCOVERY-CLASS S                         Open         09101991
   11        TF     SCUDDER TEST FUND #11-CLASS AARP               TEST-Open      01011900
   12        SD     MASS. TAX FREE-CLASS S                           Open         05281987
   13        SD     SCUDDER OHIO TAX FREE FUND                      Closed        05281987
   14        SB     SCUDDER TEST SCIT-CLASS AARP                   TEST-Open      03251900
   15        SD     SCUDDER PENNSYLVANIA TAX FREE FUND              Closed        05281987    09201999
   16        SD     SCUDDER EQUITY INCOME FUND                      Closed        01011900
   17        AA     AARP BOND FUND FOR INCOME                       Closed        02011997               to 163       07282000
   18        SD     SCUDDER INTERNATIONAL BOND FUND                 Closed        07061988               to 61        09222000
   19        SD     SCUDDER GOLD & PRECIOUS METALS FUND-S            Open         09021988               3/1/2002
   20        LF     LAZARD EQUITY PORTFOLIO                         Closed        01011990
   21        LF     LAZARD SPECIAL EQUITY PORTFOLIO                 Closed        01011990
   22        SD     SHORT TERM BOND-CLASS S                          Open         04021984
   23        SD     SCUDDER MMKT SERIES: MANAGED SHS                 Open         01121981
   24        SD     SCUDDER GOVT MMKT SERIES: MANAGED SHS           Closed        01121981
   25        SD     SCUDDER T-F MMKT SERIES: MANAGED SHS            Closed        01121981      1999
   26        LF     INSTITUTIONAL CASH PORTFOLIO                    Closed        04171989
   27        LF     INSTITUTIONAL GOVERNMENT PORTFOLIO              Closed        04171989
   28        LF     INSTITUTIONAL TAX-FREE PORTFOLIO                Closed        04171989
   29        LF     INSTITUTIONAL FEDERAL PORTFOLIO                 Closed        01011990
   30        LF     INSTITUTIONAL PRIME PORTFOLIO                   Closed        01011990
   31        SD     SCUDDER ZERO COUPON 1995 FUND                   Closed        01011900
   32        SD     INST INTL EQ BARRETT INTL SHRS                  Closed        01011900

     DFQ Funds are not on the Surrounds

            MGMT                                                SHORT    SHARE
 FUND #      CO            FUND LONG NAME                        NAME    CLASS        CUSIP          QUOTRON           TIN
--------------------------------------------------------------------------------------------------------------------------------
   34        LF     MANAGED FEDERAL SECURITIES FUND               MFSF     N/A       811149806     Not available   Not available
   35        LF     MANAGED INTERMEDIATE GOVERNMENT PORTFOLIO     MIGF     N/A       811149889     Not available   Not available
   36        LF     LAZARD GLOBAL EQUITY PORTFOLIO                LF36     N/A     Not available   Not available   Not available
   37        LF     LAZARD BANTAM VALUE PORTFOLIO                 LF37     N/A     Not available   Not available   Not available
   38        LF     LAZARD EMERGING WORLD FUNDS PORTFOLIO         LF38     N/A     Not available   Not available   Not available
   39        AA     AARP SMALL COMPANY STOCK FUND                 AA39     AARP      00036J700         ASCSX          04-3343995
   40        AA     AARP US STOCK INDEX FUND                      AA40     AARP      00036J502         AUSSX          04-3343989
   41        SD     SCUDDER MASS LIMITED TERM TAX FREE FD         SD41     N/A       811209105         SMLFX          04-3217145
   42        SD     NEW YORK TAX FREE-CLASS S                     SD42      S        811184100         SCYTX          04-2794035
   43        SD     CALIFORNIA TF-CLASS S                         SD43      S        811115104         SCTFX          04-2794034
   44        SD     SCUDDER LIMITED TERM TAX FREE FUND            SD44     N/A       81123Q104         SCLTX          04-3217142
   45        SD     MEDIUM TERM TF-CLASS S                        SD45      S        811236207         SCMTX          04-3102993
   46        SD     SCUDDER TAX FREE TARGET 1993 PORTFOLIO        SD46     N/A       811236306     Not available   Not available
   47        SD     HIGH INCOME OPPORTUNITY FUND-CLASS S          SD47      S        811192301         SHBDX          04-3314841
   48        SD     SCUDDER MICRO CAP FUND                        SD48     N/A       811196302         SCMCX          04-3323036
   49        SD     LARGE CO VALUE-CLASS S                        SD49      S        920390507         SCDUX          13-2578688
   50        SD     21ST CENTURY GROWTH-CLASS S                   SD50      S        811196401         SCTGX          04-3323038
   51        LF     LAZARD INT'L FIXED-INCOME PORTFOLIO           LIFP     N/A     Not available   Not available   Not available
   52        LF     LAZARD BOND PORTFOLIO                         LF52     N/A     Not available   Not available   Not available
   53        LF     LAZARD STRATEGIC YIELD PORTFOLIO              LF53     N/A     Not available   Not available   Not available
   54        LF     LAZARD INTERNATIONAL EQUITY PORTFOLIO         LF54     N/A     Not available   Not available   Not available
   55        LF     LAZARD SMALL CAP PORTFOLIO                    LF55     N/A     Not available   Not available   Not available
   56        LF     LAZARD EMERGING MARKETS PORTFOLIO             LF56     N/A     Not available   Not available   Not available
   57        LF     LAZARD INT'L SMALL CAP PORTFOLIO              LF57     N/A     Not available   Not available   Not available
   58        SD     CLASSIC GROWTH FUND-SCUDDER SHARES            SD58      S        460965106         SCCGX          04-3323039
   59        SD     US TREASURY MONEY FUND-CLASS S                USTM      S        81123P106         SCGXX          04-6444979
   60        SD     LARGE COMPANY GROWTH FUND-CLASS S             SD60      S        460965700         SCQGX          04-3119638
   61        SD     GLOBAL BOND FUND-CLASS S                      SD61      S        378947402         SSTGX          13-3605419
   62        SD     BALANCED FUND-CLASS S                         SD62      S        811192202         SCBAX          04-3174736
   63        SD     INCOME FUND-CLASS S                           SD63      S        811192103         SCSBX          04-6013018
   64        SD     GROWTH & INCOME FUND-CLASS S                  SD64      S        460965882         SCDGX          04-2212654
   65        SD     CASH INVESTMENT TRUST-CLASS S                 SD65      S        811118108         SCTXX          04-6385894
   66        SD     SCUDDER MANAGED MUNICIPAL BOND FUND-
                     CLASS S                                      SD66      S        811170109         SCMBX          04-6396607
   67        SD     DEVELOPMENT FUND-CLASS S                      SD67      S        811196104         SCDVX          13-2661231
   68        SD     INTERNATIONAL FUND-CLASS S                    SD68      S        811165109         SCINX          04-6013018
   69        SD     JAPAN FUND INC-CLASS S                        JPNF      S        471070102         SJPNX          13-1963426

            MGMT                                                  OPEN/CLOSED                   CLOSED      CHANGE
 FUND #      CO                 FUND LONG NAME                      STATUS         LIVE DATE   FOR/DATE      DATE      MERGE DATE
--------------------------------------------------------------------------------------------------------------------------------
   34        LF     MANAGED FEDERAL SECURITIES FUND                   Closed        07171991
   35        LF     MANAGED INTERMEDIATE GOVERNMENT PORTFOLIO         Closed        01181993
   36        LF     LAZARD GLOBAL EQUITY PORTFOLIO                    Closed        01011900
   37        LF     LAZARD BANTAM VALUE PORTFOLIO                     Closed        01011900
   38        LF     LAZARD EMERGING WORLD FUNDS PORTFOLIO             Closed        01011900
   39        AA     AARP SMALL COMPANY STOCK FUND                     Closed        02011997
   40        AA     AARP US STOCK INDEX FUND                          Closed        02011997               to 201       09082000
   41        SD     SCUDDER MASS LIMITED TERM TAX FREE FD             Closed        02151994               to 12        07282000
   42        SD     NEW YORK TAX FREE-CLASS S                         Closed        07221983
   43        SD     CALIFORNIA TF-CLASS S                             Closed        07221983
   44        SD     SCUDDER LIMITED TERM TAX FREE FUND                Closed        02151994               to 45        07282000
   45        SD     MEDIUM TERM TF-CLASS S                             Open         04121983
   46        SD     SCUDDER TAX FREE TARGET 1993 PORTFOLIO            Closed        01011900
   47        SD     HIGH INCOME OPPORTUNITY FUND-CLASS S               Open         06281996               11112002
   48        SD     SCUDDER MICRO CAP FUND                            Closed        07181996               to 139       07142000
   49        SD     LARGE CO VALUE-CLASS S                             Open         11211966
   50        SD     21ST CENTURY GROWTH-CLASS S                        Open         09091996
   51        LF     LAZARD INT'L FIXED-INCOME PORTFOLIO               Closed        01011900
   52        LF     LAZARD BOND PORTFOLIO                             Closed        01011900
   53        LF     LAZARD STRATEGIC YIELD PORTFOLIO                  Closed        01011900
   54        LF     LAZARD INTERNATIONAL EQUITY PORTFOLIO             Closed        01011900
   55        LF     LAZARD SMALL CAP PORTFOLIO                        Closed        01011900
   56        LF     LAZARD EMERGING MARKETS PORTFOLIO                 Closed        01011900
   57        LF     LAZARD INT'L SMALL CAP PORTFOLIO                  Closed        01011900
   58        SD     CLASSIC GROWTH FUND-SCUDDER SHARES                Closed        09091996                            06252001
   59        SD     US TREASURY MONEY FUND-CLASS S                     Open         11231981
   60        SD     LARGE COMPANY GROWTH FUND-CLASS S                  Open         05151991
   61        SD     GLOBAL BOND FUND-CLASS S                           Open         03011991
   62        SD     BALANCED FUND-CLASS S                              Open         01041993
   63        SD     INCOME FUND-CLASS S                                Open         04241928
   64        SD     GROWTH & INCOME FUND-CLASS S                       Open         05311929
   65        SD     CASH INVESTMENT TRUST-CLASS S                      Open         07231976
   66        SD     SCUDDER MANAGED MUNICIPAL BOND FUND-
                     CLASS S                                           Open         05311984               10/1/2002
   67        SD     DEVELOPMENT FUND-CLASS S                           Open         02111971
   68        SD     INTERNATIONAL FUND-CLASS S                         Open         06181953
   69        SD     JAPAN FUND INC-CLASS S                             Open         04191962

     DFQ Funds are not on the Surrounds

            MGMT                                                SHORT    SHARE
 FUND #      CO                        FUND LONG NAME            NAME    CLASS        CUSIP           QUOTRON           TIN
--------------------------------------------------------------------------------------------------------------------------------
   70        AA     AARP INTERNATIONAL STOCK FUND                 AA70     AARP      00036J601         AAISX          04-3343993
   71        SD     TAX-FREE MONEY FUND-CLASS S                   SD71      S        811235100         STFXX          04-6438571
   72        AA     AARP DIVERSIFIED INCOME WITH GROWTH
                     PORTFOLIO                                    AA72     AARP      00036W206         ARDIX          04-3343999
   73        SD     PACIFIC OPPORTUNITIES FUND-CLASS S            SD73      S        811165307         SCOPX          13-7005469
   74        SD     LATIN AMERICA FUND-CLASS S                    SD74      S        811165208         SLAFX          13-7005470
   75        SD     VALUE FUND-SCUDDER SHARES                     SD75     N/A       920390101         SCVAX          04-3174738
   76        SD     EMERGING MARKETS INCOME FUND-CLASS S          SEMI      S        378947105         SCEMX          13-3747314
   77        SD     GREATER EUROPE GROWTH FUND-CLASS S            SD77      S        811165406         SCGEX          13-3788234
   78        SD     SMALL CO. VALUE FUND-CLASS S                  SD78      S        811196203         SCSUX          04-3287100
   79        SD     SCUDDER EMERGING MKTS GROWTH FUND-CLASS S     SD79      S        811165505         SEMGX          13-3874268
   80        SD     SCUDDER PATHWAY CONSERV PORT-CLASS S          SD80      S        811189307         SCPCX          04-3255566
   81        SD     SCUDDER PATHWAY MODERATE PORT-CLASS S         SD81      S        811189505         SPBAX          04-3255567
   82        SD     SCUDDER PATHWAY GROWTH PORT-CLASS S           SD82      S        811189208         SPGRX          04-3255565
   83        SD     SCUDDER PATHWAY SERIES: INT'L PORT            SD83     N/A       811189604         SPIPX          04-3255569
   86        AA     AARP DIVERSIFIED GROWTH PORTFOLIO             AA86     AARP      00036W107         AADGX          04-3343996
   87        SD     SCUDDER CALIFORNIA TAX FREE MONEY FUND        SCTM     N/A       811115203         SCAXX          04-6569217
   88        SD     SCUDDER NEW YORK TAX FREE MONEY FUND          SNTM     N/A       811184209         SCNXX          04-6569227
   89        SD     SCUDDER ZERO COUPON 2000 FUND                 ZR2K     N/A       810902239         SGZTX          04-6569247
   90        SD     SCUDDER TAX FREE TARGET-1996 PORTFOLIO        TX96     N/A       811236405     Not available   Not available
   91        AA     AARP GLOBAL GROWTH FUND                       AAGG     AARP      00036J403         ARGGX          04-3299649
   92        AA     AARP HIGH QUALITY MONEY FUND                  MONY     AARP      00036E107         ARPXX          04-6531167
   93        AA     AARP GNMA AND U.S. TREASURY FUND              AAGN     AARP      00036M109         AGNMX       Not available
   94        AA     AARP HIGH QUALITY SHORT TERM BOND FUND        AA94     AARP      00036M208         AGBFX          13-3218720
   95        AA     AARP HIGH QUALITY TAX FREE MONEY FUND         AA95     AARP      00036Q100         AHTXX          13-3218719
   96        AA     AARP INSURED TAX FREE GENERAL BOND FUND       AATG     AARP      00036Q209         AITGX          13-3218718
   97        AA     AARP GROWTH AND INCOME FUND                   AAGI     AARP      00036J106         AGIFX          13-3218717
   98        AA     AARP CAPITAL GROWTH FUND                      AACP     AARP      00036J205         ACGFX       Not available
   99        AA     AARP BALANCED STOCK AND BOND FUND             AABA     AARP      00036J304         ABSBX          04-3217304
   101       AA     AARP PREMIUM MONEY FUND                       A101     AARP      00036E206         AARXX          04-3436771
   102       SD     MONEY MARKET SER-PREM-CLASS AARP              A102     AARP      81118P863         SMMXX          13-3044597
   103       SD     DIVIDEND & GROWTH FUND-CLASS AARP             A103     AARP      460965783         SDVGX          04-3419781
   107       SD     GLOBAL FUND-CLASS AARP                        A107     AARP      378947873         ACOBX          13-3370518
   108       SD     HIGH YIELD TF FUND-CLASS AARP                 A108     AARP      811170703         SHYFX          04-6569215
   109       SD     MONEY MKT-SER-PRIME-CLASS AARP                A109     AARP      81118P848         APSXX          13-3044597
   110       SD     SELECT 500 FUND-CLASS AARP                    A110     AARP      920390804         SSLFX          06-1539758
   111       TF     AARP TEST FD 111 CPY FD 93                    S111     AARP      810962908          N/A               N/A

            MGMT                                                  OPEN/CLOSED                   CLOSED      CHANGE
 FUND #      CO                 FUND LONG NAME                      STATUS         LIVE DATE   FOR/DATE      DATE      MERGE DATE
----------------------------------------------------------------------------------------------------------------------------------
   70        AA     AARP INTERNATIONAL STOCK FUND                     Closed        02011997               to 168       08112000
   71        SD     TAX-FREE MONEY FUND-CLASS S                        Open         01091980
   72        AA     AARP DIVERSIFIED INCOME WITH GROWTH
                     PORTFOLIO                                        Closed        02011997               to 80        09222000
   73        SD     PACIFIC OPPORTUNITIES FUND-CLASS S                 Open         12081992
   74        SD     LATIN AMERICA FUND-CLASS S                         Open         12081992
   75        SD     VALUE FUND-SCUDDER SHARES                         Closed        12311992               to 49        06252001
   76        SD     EMERGING MARKETS INCOME FUND-CLASS S              Closed        12311993
   77        SD     GREATER EUROPE GROWTH FUND-CLASS S                 Open         10101994
   78        SD     SMALL CO. VALUE FUND-CLASS S                       Open         10061995
   79        SD     SCUDDER EMERGING MKTS GROWTH FUND-CLASS S          Open         05081996
   80        SD     SCUDDER PATHWAY CONSERV PORT-CLASS S               Open         11151996
   81        SD     SCUDDER PATHWAY MODERATE PORT-CLASS S              Open         11151996
   82        SD     SCUDDER PATHWAY GROWTH PORT-CLASS S                Open         11151996
   83        SD     SCUDDER PATHWAY SERIES: INT'L PORT                Closed        11151996    08201999
   86        AA     AARP DIVERSIFIED GROWTH PORTFOLIO                 Closed        02011997               to 82        09222000
   87        SD     SCUDDER CALIFORNIA TAX FREE MONEY FUND            Closed        05281987    05052000
   88        SD     SCUDDER NEW YORK TAX FREE MONEY FUND              Closed        05281987    05052000
   89        SD     SCUDDER ZERO COUPON 2000 FUND                     Closed        02041986               to 22        04091999
   90        SD     SCUDDER TAX FREE TARGET-1996 PORTFOLIO            Closed        01011900
   91        AA     AARP GLOBAL GROWTH FUND                           Closed        02011996               to 107       09082000
   92        AA     AARP HIGH QUALITY MONEY FUND                      Closed        07221985               to 165       09082000
   93        AA     AARP GNMA AND U.S. TREASURY FUND                  Closed        11301984
   94        AA     AARP HIGH QUALITY SHORT TERM BOND FUND            Closed        11301984               to 122       08112000
   95        AA     AARP HIGH QUALITY TAX FREE MONEY FUND             Closed        11301984               to 171       09082000
   96        AA     AARP INSURED TAX FREE GENERAL BOND FUND           Closed        11301984               to 166       07282000
   97        AA     AARP GROWTH AND INCOME FUND                       Closed        11301984               to 164       08112000
   98        AA     AARP CAPITAL GROWTH FUND                          Closed        11301984
   99        AA     AARP BALANCED STOCK AND BOND FUND                 Closed        02011994               to 162       08252000
   101       AA     AARP PREMIUM MONEY FUND                           Closed        02011999               to 109       08112000
   102       SD     MONEY MARKET SER-PREM-CLASS AARP                   Open         10022000
   103       SD     DIVIDEND & GROWTH FUND-CLASS AARP                 Closed        10022000    05102002
   107       SD     GLOBAL FUND-CLASS AARP                             Open         09082000
   108       SD     HIGH YIELD TF FUND-CLASS AARP                      Open         10022000
   109       SD     MONEY MKT-SER-PRIME-CLASS AARP                     Open         08112000
   110       SD     SELECT 500 FUND-CLASS AARP                         Open         10022000
   111       TF     AARP TEST FD 111 CPY FD 93                         Open         11121996

     DFQ Funds are not on the Surrounds

            MGMT                                                SHORT    SHARE
 FUND #      CO                        FUND LONG NAME            NAME    CLASS        CUSIP          QUOTRON           TIN
--------------------------------------------------------------------------------------------------------------------------------
   112       SD     MASS. TAX FREE-CLASS AARP                     A112     AARP      811184704         SMAFX          04-6569226
   119       SD     SCUDDER GOLD & PRECIOUS METALS FUND-
                     CLASS AARP                                   GLDP     AARP      810904201         SGLDX          04-3023610
   122       SD     SHORT-TERM BOND-CLASS AARP                    A122     AARP      810902262         ASHTX          04-6569250
   139       SD     SMALL CO. STOCK-CLASS AARP                    A139     AARP      460965817         ASCSX          04-3343995
   142       SD     NEW YORK TAX FREE-CLASS AARP                  A142     AARP      811184605         SNYFX          04-2794035
   143       SD     CALIFORNIA TF-CLASS AARP                      A143     AARP      811115302         SCATX          04-2794034
   145       SD     MEDIUM TERM TF-CLASS AARP                     A145     AARP      811236504         SMTTX          04-3102993
   147       SD     HIGH INCOME OPPORTUNITY FUND-CLASS AARP       A147     AARP      811192707         SHYIX          04-3314841
   149       SB     SCUDDER TEST 21ST CENT GRWTH CLASS S          S149      S        811196906          N/A               N/A
   150       SD     21ST CENTURY GROWTH-CLASS AARP                A150     AARP      811196849         SXXIX          04-3323038
   151       SD     TECHNOLOGY INNOVATION-CLASS AARP              A151     AARP      811196856         STCHX          04-3403411
   152       SD     HEALTH CARE-CLASS AARP                        A152     AARP      811196864         SHCAX          04-3403410
   159       SD     US TREASURY MNY-CLASS AARP                    A159     AARP      81123P205         SUSXX          04-6444979
   160       SD     LARGE CO GROWTH-CLASS AARP                    A160     AARP      460965759         SLGRX          04-3119638
   161       SD     GLOBAL BOND-CLASS AARP                        A161     AARP      378947865         SGBDX          13-3605419
   162       SD     BALANCED FUND-CLASS AARP                      A162     AARP      811192509         ABLNX          04-3174736
   163       SD     INCOME FUND-CLASS AARP                        A163     AARP      811192608         AINCX          04-6013018
   164       SD     GROWTH & INCOME -CLASS AARP                   A164     AARP      460965767         ACDGX          04-2212654
   165       SD     CASH INVESTMENT TRUST-CLASS AARP              A165     AARP      811118207         AITXX          04-6385894
   166       SD     SCUDDER MANAGED MUNICIPAL BOND FUND-
                     CLASS AARP                                   A166     AARP      811170604         AMUBX          04-6396607
   167       SD     DEVELOPMENT FUND-CLASS AARP                   A167     AARP      811196823         SDVLX          13-2661231
   168       SD     INTERNATIONAL FUND-CLASS AARP                 A168     AARP      811165828         AINTX          13-2827803
   169       SD     JAPAN FUND-CLASS AARP                         A169     AARP      471070508         JPAAX          13-1963426
   171       SD     TAX-FREE MONEY-CLASS AARP                     A171     AARP      811235209         AFRXX          04-6438571
   173       SD     PACIFIC OPPS-CLASS AARP                       A173     AARP      811165836         SPOPX          13-7005469
   174       SD     LATIN AMERICA-CLASS AARP                      A174     AARP      811165844         SLAMX          13-7005470
   176       SD     SCUDDER EMERGING MKTS INCOME-CLASS AARP       A176     AARP      378947881         SEMKX          13-3747314
   177       SD     GREATER EUROPE GRO-CLASS AARP                 A177     AARP      811165851         SGEGX          13-3788234
   178       SD     SMALL CO. VALUE-CLASS AARP                    A178     AARP      811196831         SSCOX          04-3287100
   179       SD     EMERGING MKTS GROWTH-CLSS AARP                A179     AARP      811165869         SEMMX          13-3874268
   180       SD     PATHWAY CONSERV PORT-CLASS AARP               A180     AARP      811189885         APWCX          04-3255566
   181       SD     PATHWAY MODERATE PORT-CLASS AARP              A181     AARP      811189703         SPWBX          04-3255567
   182       SD     PATHWAY GROWTH PORT-CLASS AARP                A182     AARP      811189802         APWGX          04-3255565
   193       SD     GNMA FUND-CLASS AARP                          A193     AARP      811158401         AGNMX          13-3218721
   198       SD     CAPITAL GROWTH-CLASS AARP                     A198     AARP      460965833         ACGFX          13-3218716
   201       SD     S&P 500 INDEX FUND-CLASS AARP                 A201     AARP      460965775         ASPIX          22-3532104

            MGMT                                                  OPEN/CLOSED                   CLOSED      CHANGE
 FUND #      CO                 FUND LONG NAME                      STATUS         LIVE DATE   FOR/DATE      DATE      MERGE DATE
---------------------------------------------------------------------------------------------------------------------------------
   112       SD     MASS. TAX FREE-CLASS AARP                          Open         10022000
   119       SD     SCUDDER GOLD & PRECIOUS METALS FUND-
                     CLASS AARP                                        Open         10022000               03012002
   122       SD     SHORT-TERM BOND-CLASS AARP                         Open         08112000
   139       SD     SMALL CO. STOCK-CLASS AARP                         Open         02011997
   142       SD     NEW YORK TAX FREE-CLASS AARP                      Closed        10022000                            06152001
   143       SD     CALIFORNIA TF-CLASS AARP                          Closed        10022000    10272000   to new inv
   145       SD     MEDIUM TERM TF-CLASS AARP                          Open         10022000
   147       SD     HIGH INCOME OPPORTUNITY FUND-CLASS AARP            Open         10022000               11112002
   149       SB     SCUDDER TEST 21ST CENT GRWTH CLASS S               Open         11121996
   150       SD     21ST CENTURY GROWTH-CLASS AARP                     Open         10022000
   151       SD     TECHNOLOGY INNOVATION-CLASS AARP                   Open         10022000
   152       SD     HEALTH CARE-CLASS AARP                             Open         10022000
   159       SD     US TREASURY MNY-CLASS AARP                         Open         10022000
   160       SD     LARGE CO GROWTH-CLASS AARP                         Open         10022000
   161       SD     GLOBAL BOND-CLASS AARP                             Open         10022000
   162       SD     BALANCED FUND-CLASS AARP                           Open         08252000
   163       SD     INCOME FUND-CLASS AARP                             Open         07282000
   164       SD     GROWTH & INCOME -CLASS AARP                        Open         08112000
   165       SD     CASH INVESTMENT TRUST-CLASS AARP                   Open         09082000
   166       SD     SCUDDER MANAGED MUNICIPAL BOND FUND-
                     CLASS AARP                                        Open         07282000               10/1/2002
   167       SD     DEVELOPMENT FUND-CLASS AARP                        Open         10022000
   168       SD     INTERNATIONAL FUND-CLASS AARP                      Open         08112000
   169       SD     JAPAN FUND-CLASS AARP                             Closed        10022000    03302001
   171       SD     TAX-FREE MONEY-CLASS AARP                          Open         09082000
   173       SD     PACIFIC OPPS-CLASS AARP                            Open         10022000
   174       SD     LATIN AMERICA-CLASS AARP                           Open         10022000
   176       SD     SCUDDER EMERGING MKTS INCOME-CLASS AARP            Open         10022000
   177       SD     GREATER EUROPE GRO-CLASS AARP                      Open         10022000
   178       SD     SMALL CO. VALUE-CLASS AARP                        Closed        10022000    10272000   to new inv
   179       SD     EMERGING MKTS GROWTH-CLSS AARP                     Open         10022000
   180       SD     PATHWAY CONSERV PORT-CLASS AARP                    Open         09222000
   181       SD     PATHWAY MODERATE PORT-CLASS AARP                   Open         09222000
   182       SD     PATHWAY GROWTH PORT-CLASS AARP                     Open         09222000
   193       SD     GNMA FUND-CLASS AARP                               Open         12311984
   198       SD     CAPITAL GROWTH-CLASS AARP                          Open         12041984
   201       SD     S&P 500 INDEX FUND-CLASS AARP                      Open         09082000

     DFQ Funds are not on the Surrounds

            MGMT                                                 SHORT    SHARE
 FUND #      CO                        FUND LONG NAME            NAME     CLASS        CUSIP          QUOTRON           TIN
--------------------------------------------------------------------------------------------------------------------------------
   210       SD     SCUDDER GLOBAL DISCOVERY FUND-CLASS AARP      GDSP     AARP      378947824         SGDPX          13-3628802
   211       SD     SELECT 1000 GROWTH-CLASS AARP                 A211     AARP      920390887         SSLOX          06-1539760
   249       SD     LARGE CO VALUE-CLASS AARP                     A249     AARP      920390879         SLCOX          13-2578688
   300       SD     INT' L GROWTH & INCOME FUND                   A300     N/A       811165604         SIGIX          13-3943050
   301       SD     S&P 500 INDEX-CLASS S                         S301      S        460965809         SCPIX          22-3532104
   302       SD     SCUDDER REAL ESTATE INVESTMENT FUND           S302     N/A       460965601         SCREX          04-3406958
   303       SD     DIVIDEND & GROWTH-CLASS S                     S303      S        460965502         SDGFX          04-3419781
   304       SD     SCUDDER INTERNATIONAL GROWTH FUND             S304     N/A       811165802     Not available      13-4006640
   305       SD     SCUDDER INTERNATIONAL VALUE FUND              S305     N/A       811165885     Not available      13-4006639
   306       SD     SCUDDER TAX MANAGED GROWTH FUND               S306     N/A       460965874     Not available      13-4019532
   307       SD     SCUDDER TAX MANAGED SMALL COMPANY FUND        S307     N/A       460965866     Not available      13-4019534
   308       SD     SCUDDER CORPORATE BOND FUND                   S308     N/A     Not available       SCCBX          04-3429332
   309       SD     MONEY MKT SER-PRIME-CLASS S                   S309      S        81118P707         SCRXX          13-3044597
   310       SD     SELECT 500-CLASS S                            S310      S        920390606         SSFFX          06-1539758
   311       SD     SELECT 1000 GROWTH-CLASS S                    S311      S        920390705         STHGX          06-1539760
   326       SD     NY TAX-FREE INCOME FUND-CLASS S               NYTS      S        811204833         SNWYX          36-3414265
   339       SD     SMALL CO. STOCK-CLASS S                       S339      S        460965791         SSLCX          04-3343995
   350       SD     SCUDDER FINANCIAL SERVICES FUND               S350     N/A       811196500         SCFSX          22-3540795
   351       SD     TECHNOLOGY INNOVATION-CLASS S                 S351      S        811196708         SCUTX          04-3403411
   352       SD     HEALTH CARE-CLASS S                           S352      S        811196609         SCHLX          04-3403410
   369       SD     SCUDDER JANANESE EQUITY FUND                  S369      S        251555611         FJESX           OUTSTAND
   388       SD     SMALL CAP VALUE FUND-CLASS S                  SCVS      S        TEST00388          N/A        Not available
   393       SD     GNMA FUND-CLASS S                             S393      S        811158104         SGINX          13-3218721
   398       SD     CAPITAL GROWTH-CLASS S                        S398      S        460965825         SCGSX          13-3218716
   401       SD     SCUDDER INT'L FUND-BARRETT INT'L SHS          S401     N/A       811165703         SIBIX       Not available
   402       SD     MONEY MKT SER-PREM-CLASS S                    S402      S        81118P855         SPMXX          13-3044597
   403       SD     SCUDDER MMKT SERIES: INSTITUTIONAL SHS        S403     N/A       81118P871     Not available   Not available
   404       SD     SCUDDER GOVT MMKT SERIES: INSTIT'L SHS        S404     N/A       811149848     Not available   Not available
   405       SD     SCUDDER T-F MMKT SERIES: INSTIT'L SHS         S405     N/A       811149855     Not available   Not available
   406       SD     SCUDDER MM SERIES-CLASS T SHARES              SMTS      T      Not available   Not available   Not available
   409       SD     CA TAX-FREE INCOME FUND-CLASS S               CTFS      S        811204700         SDCSX          36-3221104
   700       TF     AARP TEST FD 700 CPY FD 101                   S700     N/A        81118900          N/A              N/A
   980       SB     SCUDDER TEST HIGH YLD TX FR CLASS AARP        A980     AARP      811196909          N/A              N/A
   981       SB     SCUDDER TEST HIGH YLD TX FR CLASS S           S981      S        811196910          N/A              N/A
   982       SB     SCUDDER TEST JAPAN FUND CLASS AARP            J982     AARP      811196911          N/A              N/A
   984       SB     SCUDDER TEST PAC OPS CLASS AARP               A984     AARP      811196912          N/A              N/A

            MGMT                                                  OPEN/CLOSED                   CLOSED      CHANGE
 FUND #      CO                 FUND LONG NAME                      STATUS         LIVE DATE   FOR/DATE      DATE      MERGE DATE
---------------------------------------------------------------------------------------------------------------------------------
   210       SD     SCUDDER GLOBAL DISCOVERY FUND-CLASS AARP           Open         03012001
   211       SD     SELECT 1000 GROWTH-CLASS AARP                 Closed to Purch   10022000    11252002
   249       SD     LARGE CO VALUE-CLASS AARP                          Open         10022000
   300       SD     INT' L GROWTH & INCOME FUND                       Closed        06301997               to 168       08112000
   301       SD     S&P 500 INDEX-CLASS S                              Open         08291997
   302       SD     SCUDDER REAL ESTATE INVESTMENT FUND               Closed        04061998    05052000
   303       SD     DIVIDEND & GROWTH-CLASS S                         Closed        07171998    05172002
   304       SD     SCUDDER INTERNATIONAL GROWTH FUND                 Closed        09011998    05052000
   305       SD     SCUDDER INTERNATIONAL VALUE FUND                  Closed        09011998    05052000
   306       SD     SCUDDER TAX MANAGED GROWTH FUND                   Closed        09181998               to 310       08252000
   307       SD     SCUDDER TAX MANAGED SMALL COMPANY FUND            Closed        09181998               to 78        08252000
   308       SD     SCUDDER CORPORATE BOND FUND                       Closed        08311998               to 163       07282000
   309       SD     MONEY MKT SER-PRIME-CLASS S                        Open         10151998
   310       SD     SELECT 500-CLASS S                                 Open         05171999
   311       SD     SELECT 1000 GROWTH-CLASS S                    Closed to Purch   05171999    11252002
   326       SD     NY TAX-FREE INCOME FUND-CLASS S                    Open         06182001
   339       SD     SMALL CO. STOCK-CLASS S                            Open         07142000
   350       SD     SCUDDER FINANCIAL SERVICES FUND                   Closed        11031997    05052000
   351       SD     TECHNOLOGY INNOVATION-CLASS S                      Open         03021998
   352       SD     HEALTH CARE-CLASS S                                Open         03021998
   369       SD     SCUDDER JANANESE EQUITY FUND                    7/15/2002       07152002
   388       SD     SMALL CAP VALUE FUND-CLASS S                      Closed        06222001
   393       SD     GNMA FUND-CLASS S                                  Open         07142000
   398       SD     CAPITAL GROWTH-CLASS S                             Open         07142000
   401       SD     SCUDDER INT'L FUND-BARRETT INT'L SHS               Open         01201998
   402       SD     MONEY MKT SER-PREM-CLASS S                         Open         07071997
   403       SD     SCUDDER MMKT SERIES: INSTITUTIONAL SHS             Open         07071997
   404       SD     SCUDDER GOVT MMKT SERIES: INSTIT'L SHS            Closed        07071997
   405       SD     SCUDDER T-F MMKT SERIES: INSTIT'L SHS             Closed        07071997
   406       SD     SCUDDER MM SERIES-CLASS T SHARES                  Closed        12101999
   409       SD     CA TAX-FREE INCOME FUND-CLASS S                    Open         06182001
   700       TF     AARP TEST FD 700 CPY FD 101                        Open         11121996
   980       SB     SCUDDER TEST HIGH YLD TX FR CLASS AARP             Open         04062000
   981       SB     SCUDDER TEST HIGH YLD TX FR CLASS S                Open         04052000
   982       SB     SCUDDER TEST JAPAN FUND CLASS AARP                 Open         04062000
   984       SB     SCUDDER TEST PAC OPS CLASS AARP                    Open         04062000

     DFQ Funds are not on the Surrounds

            MGMT                                                SHORT    SHARE
 FUND #      CO                 FUND LONG NAME                   NAME    CLASS        CUSIP       QUOTRON               TIN
--------------------------------------------------------------------------------------------------------------------------------
   985       SB     SCUDDER TEST SMALL CO VALUE-CLASS AARP        A985     AARP      811196913          N/A             N/A
   986       SB     SCUDDER TEST 21ST CENT GRTH CLASS AARP        A986     AARP      811196914          N/A             N/A
   987       SB     SCUDDER TEST JAPAN FUND CLASS S               J987      S        811196915          N/A             N/A
   988       SB     SCUDDER TEST GRWTH & INCOME CLASS AARP        A988     AARP      SBTEST988          N/A             N/A
   989       SB     SCUDDER TEST PAC OPS CLASS S                  S989      S        811196917          N/A             N/A
   990       SB     SCUDDER TEST EMERGING MKTS GR CLASS S         S990      S        811196918          N/A             N/A
   991       SB     SCUDDER TEST SHORT TERM BD CLASS AARP         S991     AARP      811196919          N/A             N/A
   992       SB     SCUDDER TST EMRGING MKTS GR CLASS AARP        A992     AARP      811196920          N/A             N/A
   993       SB     SCUDDER TEST GROWTH AND INCOME CLASS S        S993      S        811196921          N/A             N/A
   994       TF     AARP TEST FD 994 CPY FD 95                    A994     AARP      00036Z999          N/A             N/A
   995       TF     AAPR TEST FD 995 CPY FD 97                    A995     AARP      00036J908          N/A             N/A

            MGMT                                                OPEN/CLOSED                CLOSED      CHANGE
 FUND #      CO                 FUND LONG NAME                    STATUS      LIVE DATE   FOR/DATE      DATE      MERGE DATE
--------------------------------------------------------------------------------------------------------------------------------
   985       SB     SCUDDER TEST SMALL CO VALUE-CLASS AARP          Open      04062000
   986       SB     SCUDDER TEST 21ST CENT GRTH CLASS AARP          Open      04062000
   987       SB     SCUDDER TEST JAPAN FUND CLASS S                 Open      04052000
   988       SB     SCUDDER TEST GRWTH & INCOME CLASS AARP          Open      04052000
   989       SB     SCUDDER TEST PAC OPS CLASS S                    Open      04062000
   990       SB     SCUDDER TEST EMERGING MKTS GR CLASS S           Open      04062000
   991       SB     SCUDDER TEST SHORT TERM BD CLASS AARP           Open      04062000
   992       SB     SCUDDER TST EMRGING MKTS GR CLASS AARP          Open      04062000
   993       SB     SCUDDER TEST GROWTH AND INCOME CLASS S          Open      12171997
   994       TF     AARP TEST FD 994 CPY FD 95                      Open      11121996
   995       TF     AAPR TEST FD 995 CPY FD 97                     Closed     11121996

     DFQ Funds are not on the Surrounds

III. SRS NON-AFFILIATED FUNDS

          MGMT                                                   FUND SHORT   SHARE
 FUND #    CO                         FUND LONG NAME              NAME        CLASS     CUSIP     QUOTRON      TIN
-------------------------------------------------------------------------------------------------------------------------
  232      NK    ONE GROUP SHORT TERM BOND - A                     OSTA         A        N/A        N/A     06-1302886
  245      NK    ONE GROUP DIVERSIFIED MID CAP-A                   ODMA         A        N/A        N/A     31-1299295
  249      NK    ONE GROUP SMALL CAP GROWTH-A                      OSGA         A        N/A        N/A     31-1455024
  332      NK    ONE GROUP SHORT TERM BOND -C                      OSTC         C        N/A        N/A     06-1302886
  345      NK    ONE GROUP DIVERSIFIED MID CAP-C                   ODMC         C        N/A        N/A     31-1299295
  349      NK    ONE GROUP SMALL CAP GROWTH-C                      OSGC         C        N/A        N/A     31-1455024
  802 *    NK    PIMCO TOTAL RETURN FUND-A                         PTRA         A        N/A        N/A        N/A
  807      NK    ONE GROUP EQUITY INDEX-A                          OEIA         A        N/A        N/A     23-2642605
  827      NK    ONE GROUP EQUITY INDEX-C                          OEIC         C        N/A        N/A     23-2642605
  828      NK    ONE GROUP INTERMEDIATE BOND-A                     OIBA         A        N/A        N/A     04-3215038
  829      NK    ONE GROUP INTERMEDIATE BOND-C                     OIBC         C        N/A        N/A     04-3215038
  830      NK    ALGER CAP APP RETIREMENT PORTFOLIO                ACAR        N/A       N/A        N/A        N/A
  831      NK    STRONG OPPORTUNITY FUND-ADVISOR CLASS             STOP        N/A    KEMOUT831     N/A        N/A
  832      NK    STRONG GROWTH & INCOME FD-ADVISOR CLASS           STGI        N/A    KEMOUT832     N/A        N/A
  833      NK    E TRADE IMA FOR LPL                               EIMA         A        N/A        N/A        N/A
  836      NK    MFS CAPITAL OPPORTUNITIES FUND-A                  MCOA         A        N/A        N/A        N/A
  837      NK    MASSACHUSETTS INVESTORS TRUST-A                   MITA         A        N/A        N/A        N/A
  840      NK    ALGER MIDCAP GROWTH RETIREMENT PORT               AMCR        N/A       N/A        N/A        N/A
  841*     NK    TARGET TOTAL RETURN BOND - A                      TTBA         A        N/A        N/A        N/A
  842*     NK    PRUDENTIAL JENNISON GROWTH - A                    PJGA         A        N/A        N/A        N/A
  843*     NK    PRUDENTIAL JENNISON EQUITY OPP - A                PJOA         A        N/A        N/A        N/A
  845      NK    PNC TREASURY TRUST FUND-DOLLAR SHARES             TTDS        N/A       N/A        N/A     51-0311217
  846*     NK    MFS CAPITAL OPPORTUNITIES FUND-C                  MCOC         C     KEMOUT846     N/A        N/A
  847*     NK    MASSACHUSETTS INVESTORS TRUST-C                   MITC         C     KEMOUT847     N/A        N/A
  848      NK    MID CAP VALUE - A                                 MCVA         A        N/A       OGDIX       N/A
  849      NK    SMALL CAP VALUE - A                               SCVA         A        N/A       PSOAX       N/A

          MGMT                                                              STATUS                     CLOSED       CHANGE     MERGE
 FUND #    CO                         FUND LONG NAME            CATEGORY     CODE      LIVE DATE      FOR/DATE       DATE      DATE
------------------------------------------------------------------------------------------------------------------------------------
  232      NK    ONE GROUP SHORT TERM BOND - A                    RPS          2        01312003
  245      NK    ONE GROUP DIVERSIFIED MID CAP-A                  RPS          2        01312003
  249      NK    ONE GROUP SMALL CAP GROWTH-A                     RPS          2        01312003
  332      NK    ONE GROUP SHORT TERM BOND -C                     RPS          2        01312003
  345      NK    ONE GROUP DIVERSIFIED MID CAP-C                  RPS          2        01312003
  349      NK    ONE GROUP SMALL CAP GROWTH-C                     RPS          2        01312003
  802 *    NK    PIMCO TOTAL RETURN FUND-A                        RPS          5     Did not go live
  807      NK    ONE GROUP EQUITY INDEX-A                         RPS          2        01312003
  827      NK    ONE GROUP EQUITY INDEX-C                         RPS          2        01312003
  828      NK    ONE GROUP INTERMEDIATE BOND-A                    RPS          2        01312003
  829      NK    ONE GROUP INTERMEDIATE BOND-C                    RPS          2        01312003
  830      NK    ALGER CAP APP RETIREMENT PORTFOLIO               RPS          1        11011999
  831      NK    STRONG OPPORTUNITY FUND-ADVISOR CLASS            RPS          1        09012000
  832      NK    STRONG GROWTH & INCOME FD-ADVISOR CLASS          RPS          1        09012000
  833      NK    E TRADE IMA FOR LPL                              CPG          2        09012000      to surrounds
  836      NK    MFS CAPITAL OPPORTUNITIES FUND-A                 RPS          1        02012001
  837      NK    MASSACHUSETTS INVESTORS TRUST-A                  RPS          1        02012001
  840      NK    ALGER MIDCAP GROWTH RETIREMENT PORT              RPS          1        11011999
  841*     NK    TARGET TOTAL RETURN BOND - A                     RPS          1        03152001
  842*     NK    PRUDENTIAL JENNISON GROWTH - A                   RPS          1        03152001
  843*     NK    PRUDENTIAL JENNISON EQUITY OPP - A               RPS          1        03152001
  845      NK    PNC TREASURY TRUST FUND-DOLLAR SHARES     Deutsche-3rd prty   1        08192002
  846*     NK    MFS CAPITAL OPPORTUNITIES FUND-C                 RPS          1        02012001
  847*     NK    MASSACHUSETTS INVESTORS TRUST-C                  RPS          1        02012001
  848      NK    MID CAP VALUE - A                                RPS          1        01022001
  849      NK    SMALL CAP VALUE - A                              RPS          1        01022001

     (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live) *Funds are established on DTG but product not launched.

          MGMT                                                   FUND SHORT   SHARE
 FUND #    CO                         FUND LONG NAME              NAME        CLASS     CUSIP     QUOTRON      TIN
-------------------------------------------------------------------------------------------------------------------------
   850     NK    REICH & TANG CA DAILY TAX FREE INCOME             CADT        N/A       N/A        N/A     13-3378458
   851     NK    REICH & TANG CT DAILY TAX FREE INCOME             CTDT        N/A       N/A        N/A     13-3260093
   852     NK    REICH & TANG FL MUNICIPAL INCOME FUND             FLDM        N/A       N/A        N/A     13-3782942
   853     NK    REICH & TANG NJ MUNICIPAL INCOME FUND             NJDM        N/A       N/A        N/A     13-6957900
   855     NK    FIDELITY ADVISOR DIVIDEND GROWTH                  FADG        N/A       N/A        N/A        N/A
   856     NK    FIDELITY ADVISOR GROWTH AND INCOME                FAGI        N/A       N/A        N/A        N/A
   857     NK    FIDELITY ADVISOR GROWTH OPPORTUNITY               FAGO        N/A       N/A        N/A        N/A
   858     NK    MID CAP VALUE - C                                 MCVC         C        N/A        N/A        N/A
   859     NK    SMALL CAP VALUE - C                               SCVC         C        N/A        N/A        N/A
   860     NK    STRONG COMMON STOCK                               STCS        N/A       N/A        N/A        N/A
   861     NK    STRONG GROWTH & INCOME                            SGIA        N/A       N/A        N/A        N/A
   862     NK    INVESCO BALANCED FUND                             INBL        N/A       N/A        N/A        N/A
   863     NK    INVESCO DYNAMICS FUND                             INDY        N/A       N/A        N/A        N/A
   864     NK    JANUS ADVISOR GROWTH FUND                         JAGR        N/A    KEMOUT864     N/A        N/A
   865     NK    JANUS ADVISOR CAPITAL APPRECIATION                JACA        N/A    KEMOUT865     N/A        N/A
   866     NK    AMERICAN CENTURY EQUITY INCOME                    ACEI        N/A    KEMOUT866     N/A        N/A
   867     NK    AMERICAN CENTURY ULTRA FUND                       ACUF        N/A    KEMOUT867     N/A        N/A
   868     NK    DREYFUS FOUNDERS DISCOVERY FUND - F               DFDF         F     KEMOUT868     N/A        N/A
   869     NK    DREYFUS FOUNDERS INTL EQUITY FUND - F             DIEF         F     KEMOUT869     N/A        N/A
   870     NK    BOND FUND - A SHARES                               BFA         A        N/A        N/A        N/A
   871     NK    INVESTORS CONSERVATIVE GROWTH FUND - A            CNSA         A        N/A        N/A        N/A
   872     NK    INVESTOR BALANCED FUND - A                        BALA         A        N/A        N/A        N/A
   873     NK    INVESTOR GROWTH & INCOME FUND - A                 G&IA         A        N/A        N/A        N/A
   874     NK    INVESTOR GROWTH FUND - A                          GROA         A        N/A        N/A        N/A
   875     NK    LARGE CAP VALUE FUND - A                          LCVA         A        N/A        N/A        N/A
   876     NK    DIVERSIFIED EQUITY FUND-A                         DVEA         A        N/A        N/A        N/A
   877     NK    LARGE CAPITAL GROWTH FUND-A                       OLCA         A        N/A        N/A        N/A
   878     NK    MID CAP GROWTH FUND - A                           MCGA         A        N/A        N/A        N/A
   879     NK    INTERNATIONAL EQUITY INDEX - A                    IEXA         A        N/A        N/A        N/A
   880     NK    BOND FUND - C SHARES                               BFC         C        N/A        N/A        N/A
   881     NK    INVESTOR CONSERVATIVE GROWTH - C                  CNSC         C        N/A        N/A        N/A

          MGMT                                                                     STATUS                     CLOSED   CHANGE  MERGE
 FUND #    CO                         FUND LONG NAME                CATEGORY        CODE      LIVE DATE      FOR/DATE   DATE   DATE
------------------------------------------------------------------------------------------------------------------------------------
   850     NK    REICH & TANG CA DAILY TAX FREE INCOME         Deutsche-3rd prty      1        08192002
   851     NK    REICH & TANG CT DAILY TAX FREE INCOME         Deutsche-3rd prty      1        08192002
   852     NK    REICH & TANG FL MUNICIPAL INCOME FUND         Deutsche-3rd prty      1        08192002
   853     NK    REICH & TANG NJ MUNICIPAL INCOME FUND         Deutsche-3rd prty      1        08192002
   855     NK    FIDELITY ADVISOR DIVIDEND GROWTH                     RPS             2        07121999
   856     NK    FIDELITY ADVISOR GROWTH AND INCOME                   RPS             2        07121999
   857     NK    FIDELITY ADVISOR GROWTH OPPORTUNITY                  RPS             2        07121999
   858     NK    MID CAP VALUE - C                                    RPS             1        01022001
   859     NK    SMALL CAP VALUE - C                                  RPS             1        01022001
   860     NK    STRONG COMMON STOCK                                  RPS             2        07121999
   861     NK    STRONG GROWTH & INCOME                               RPS             2        07121999
   862     NK    INVESCO BALANCED FUND                                RPS             1        07121999
   863     NK    INVESCO DYNAMICS FUND                                RPS             1        07121999
   864     NK    JANUS ADVISOR GROWTH FUND                            RPS             1        07121999
   865     NK    JANUS ADVISOR CAPITAL APPRECIATION                   RPS             1        07121999
   866     NK    AMERICAN CENTURY EQUITY INCOME                       RPS             1        07121999
   867     NK    AMERICAN CENTURY ULTRA FUND                          RPS             1        07121999
   868     NK    DREYFUS FOUNDERS DISCOVERY FUND - F                  RPS             1        07121999
   869     NK    DREYFUS FOUNDERS INTL EQUITY FUND - F                RPS             1        07121999
   870     NK    BOND FUND - A SHARES                                 RPS             1        04011996
   871     NK    INVESTORS CONSERVATIVE GROWTH FUND - A               RPS             1        04011999
   872     NK    INVESTOR BALANCED FUND - A                           RPS             1        04011999
   873     NK    INVESTOR GROWTH & INCOME FUND - A                    RPS             1        04011999
   874     NK    INVESTOR GROWTH FUND - A                             RPS             1        04011999
   875     NK    LARGE CAP VALUE FUND - A                             RPS             1        03151998
   876     NK    DIVERSIFIED EQUITY FUND-A                            RPS             1        04011999
   877     NK    LARGE CAPITAL GROWTH FUND-A                          RPS             1        04011999
   878     NK    MID CAP GROWTH FUND - A                              RPS             1        04011999
   879     NK    INTERNATIONAL EQUITY INDEX - A                       RPS             1        04011999
   880     NK    BOND FUND - C SHARES                                 RPS             1        04011996
   881     NK    INVESTOR CONSERVATIVE GROWTH - C                     RPS             1        04011999

     (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live) *Funds are established on DTG but product not launched.

          MGMT                                                   FUND SHORT   SHARE
 FUND #    CO                         FUND LONG NAME              NAME        CLASS     CUSIP     QUOTRON      TIN
---------------------------------------------------------------------------------------------------------------------
   882     NK    INVESTOR BALANCED - C                             BALC         C        N/A        N/A        N/A
   883     NK    INVESTOR GROWTH & INCOME FUND - C                 G&IC         C        N/A        N/A        N/A
   884     NK    INVESTOR GROWTH FUND - C                          GROC         C        N/A        N/A        N/A
   885     NK    LARGE CAP VALUE FUND - C                          LCVC         C        N/A        N/A        N/A
   886     NK    DIVERSIFIED EQUITY FUND-C                         DVEC         C        N/A        N/A        N/A
   887     NK    LARGE CAPITAL GROWTH FUND-C                       OLCC         C        N/A        N/A        N/A
   888     NK    MID CAP GROWTH FUND - C                           MCGC         C        N/A        N/A        N/A
   889     NK    INTERNATIONAL EQUITY INDEX - C                    IEXC         C        N/A        N/A        N/A
   892     NK    PIMCO TOTAL RETURN FUND                           PTRF        N/A    488989203     N/A        N/A
   893     NK    NEUBERGER BERMAN GUARDIAN TRUST                   NBGT        N/A    488989302     N/A        N/A
   894     NK    WARBURG PINCUS EMERGING GROWTH FUND               WPEG        N/A    488989401     N/A        N/A
   895     NK    FEDERATED GNMA TRUST FUND                         GNMA        N/A    488989500     N/A        N/A
   896     NK    LINDNER DIVIDEND FUND                             LDVF        N/A    535514103     N/A        N/A

          MGMT                                                                   STATUS                      CLOSED    CHANGE  MERGE
 FUND #    CO                         FUND LONG NAME              CATEGORY        CODE      LIVE DATE       FOR/DATE    DATE    DATE
------------------------------------------------------------------------------------------------------------------------------------
   882     NK    INVESTOR BALANCED - C                              RPS             1        04011999
   883     NK    INVESTOR GROWTH & INCOME FUND - C                  RPS             1        04011999
   884     NK    INVESTOR GROWTH FUND - C                           RPS             1        04011999
   885     NK    LARGE CAP VALUE FUND - C                           RPS             1        03151999
   886     NK    DIVERSIFIED EQUITY FUND-C                          RPS             1        04011999
   887     NK    LARGE CAPITAL GROWTH FUND-C                        RPS             1        04011999
   888     NK    MID CAP GROWTH FUND - C                            RPS             1        04011999
   889     NK    INTERNATIONAL EQUITY INDEX - C                     RPS             1        04011999
   892     NK    PIMCO TOTAL RETURN FUND                            RPS             1        04011996
   893     NK    NEUBERGER BERMAN GUARDIAN TRUST                    RPS             2        04011996       11221999
   894     NK    WARBURG PINCUS EMERGING GROWTH FUND                RPS             2        04011996       09211999
   895     NK    FEDERATED GNMA TRUST FUND                          RPS             2        04011996       09151999
   896     NK    LINDNER DIVIDEND FUND                              RPS             2        04011996       09151999

     (Surrounds) UTIL Codes: 1 = Open; 2 = Closed; 3 = Closed to Purchases; 4 = Redeem only; 2 or 5 = Test (new funds-until live or established funds that never went live) *Funds are established on DTG but product not launched.